As filed with the Securities and Exchange Commission on July 13, 2000
Securities Act File No. 333-37384
Investment Company Act File No. 811-08603

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. 1 ☒	POST-EFFECTIVE AMENDMENT NO. ☐
(Check Appropriate Box Or Boxes)

Debt Strategies Fund II, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

(609) 282-2800
(Area Code And Telephone Number)

800 Scudders Mill Road
Plainsboro, New Jersey 08536
(Address Of Principal Executive Offices:
Number, Street, City, State, Zip Code)

Terry K. Glenn
Debt Strategies Fund II, Inc.
800 Scudders Mill Road, Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name And Address Of Agent For Service)

Copies To:

Frank P. Bruno, Esq. Brown & Wood LLP One World Trade Center New York, NY 10048-0557	Michael J. Hennewinkel, Esq. Merrill Lynch Investment Managers, L.P. 800 Scudders Mill Road Plainsboro, NJ 08536

Approximate Date Of Proposed Public Offering:    As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)

Common Stock ($.10 par value)	41,842,399	$8.30	$347,291,911.70	$91,685

(1)	Estimated solely for the purpose of calculating the filing fee.
(2)	Previously paid by wire transfer to the designated lockbox of the Securities and Exchange Commission in Pittsburgh, Pennsylvania.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

DEBT STRATEGIES FUND, INC.
DEBT STRATEGIES FUND II, INC.
DEBT STRATEGIES, FUND III, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON AUGUST 23, 2000

TO THE STOCKHOLDERS OF
DEBT STRATEGIES FUND, INC.
DEBT STRATEGIES FUND II, INC
DEBT STRATEGIES FUND III, INC.

        NOTICE IS HEREBY GIVEN that the annual meetings of stockholders (the “Meetings”) of Debt Strategies Fund, Inc. (“Debt Strategies”), Debt Strategies Fund II, Inc. (“Debt Strategies II”) and Debt Strategies Fund III, Inc. (“Debt Strategies III”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, August 23, 2000 at 10:45 a.m. Eastern time (Debt Strategies), 11:00 a.m. Eastern time (Debt Strategies II) and 11:15 a.m. Eastern time (Debt Strategies III) for the following purposes:

        (1)  To approve or disapprove an Agreement and Plan of Merger (the “Agreement and Plan of Merger”) whereby each of Debt Strategies and Debt Strategies III will be merged with and into Debt Strategies II in accordance with the General Corporation Law of the State of Maryland. Debt Strategies II will be the surviving corporation. A vote in favor of this proposal will constitute a vote in favor of the termination of Debt Strategies and Debt Strategies III’s respective registrations under the Investment Company Act of 1940, as amended; and

(2) To elect a Board of Directors of each Fund to serve for the ensuing year;

(3) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each Fund for its current fiscal year; and

(4) To transact such other business as properly may come before the Meetings or any adjournment thereof.

        The Boards of Directors of Debt Strategies, Debt Strategies II and Debt Strategies III have fixed the close of business on June 27, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournments thereof.

        A complete list of the stockholders of Debt Strategies, Debt Strategies II and Debt Strategies III entitled to vote at the Meetings will be available and open to the examination of any stockholder of Debt Strategies, Debt Strategies II or Debt Strategies III, respectively, for any purpose germane to the Meetings during ordinary business hours from and after August 9, 2000, at the offices of Debt Strategies II, 800 Scudders Mill Road, Plainsboro, New Jersey.

        You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the meetings in person are requested to complete, date and sign the enclosed form of proxy applicable to their fund and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of Debt Strategies, Debt Strategies II or Debt Strategies III, as applicable.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares of Common Stock, please contact our proxy solicitor, Shareholder Communications Corporation, at 1-800-643-3168.

By Order of the Boards of Directors

BRADLEY J. LUCIDO
Secretary of:
Debt Strategies Fund, Inc.,
Debt Strategies Fund II, Inc., and
Debt Strategies Fund III, Inc.

Plainsboro, New Jersey
Dated:  July 13, 2000

JOINT PROXY STATEMENT AND PROSPECTUS
DEBT STRATEGIES FUND, INC.
DEBT STRATEGIES FUND II, INC.
DEBT STRATEGIES FUND III, INC.
P.O. Box 9011, Princeton, New Jersey 08543-9011
(609) 282-2800

ANNUAL MEETINGS OF STOCKHOLDERS

AUGUST 23, 2000

        This Joint Proxy Statement and Prospectus is furnished to you as a stockholder of one of the funds listed above. An Annual Meeting of the stockholders of each of these funds will be held on August 23, 2000 to consider several items that are listed below and discussed in greater detail elsewhere in this Joint Proxy Statement and Prospectus. The Board of Directors of each of the funds is requesting its stockholders to submit a proxy to be used at the Annual Meeting to vote the shares held by the stockholder submitting the proxy.

        The proposals to be considered at the Annual Meetings are:

1.	To approve or disapprove an Agreement and Plan of Merger among the funds;

2.	To elect a Board of Directors of each fund to serve for the ensuing year;

3.	To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each fund for its current fiscal year; and

4.	To transact such other business as may properly come before the Annual Meetings or any adjournment thereof.

        The Agreement and Plan of Merger that you are being asked to consider involves a transaction that will be referred to in this Proxy Statement and Prospectus as the Merger. The Merger involves the merger of two funds into a third fund. The three funds are:

Debt Strategies Fund II, Inc. (“Debt Strategies II”), which will be the surviving fund

Debt Strategies Fund, Inc. (“Debt Strategies”)

Debt Strategies Fund III, Inc. (“Debt Strategies III”)

        Debt Strategies and Debt Strategies III are sometimes referred to herein collectively as the “Acquired Funds” and individually as an “Acquired Fund,” as the context requires. Debt Strategies, Debt Strategies II and Debt Strategies III are sometimes referred to herein collectively as the “Funds” and individually as a “Fund,” as the context requires. The fund resulting from the Merger is sometimes referred to herein as the “Surviving Fund.”

        This Joint Proxy Statement and Prospectus serves as a prospectus of Debt Strategies II in connection with the issuance of Debt Strategies II Common Stock in the Merger.

        The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Joint Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

The date of this Joint Proxy Statement and Prospectus is July 13, 2000.

        The Joint Proxy Statement and Prospectus sets forth information about Debt Strategies, Debt Strategies II and Debt Strategies III that stockholders of the Funds should know before considering the Merger and should be retained for future reference. Each Fund has authorized the solicitation of proxies in connection with the Merger solely on the basis of this Joint Proxy Statement and Prospectus and the accompanying documents.

        The address of the principal executive offices of Debt Strategies, Debt Strategies II and Debt Strategies III is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

        The Common Stock of Debt Strategies, Debt Strategies II and Debt Strategies III is listed on the New York Stock Exchange (the “NYSE”) under the symbols “DBS,” “DSU,” and “DBU,” respectively. After the Merger shares of Debt Strategies II Common Stock will continue to be listed on the NYSE under the symbol “DSU”. Reports, proxy materials and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

INTRODUCTION

        The Board of Directors of each of Debt Strategies, Debt Strategies II and Debt Strategies III is soliciting the proxies of its shareholders to vote at the 2000 Annual Meeting of Stockholders. The Meetings will be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey on August 23, 2000, at the time specified for each Fund in Exhibit I to this Joint Proxy Statement and Prospectus. The mailing address for each Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Joint Proxy Statement and Prospectus is July 19, 2000.

        All properly executed proxies received prior to the Meetings will be voted at the Meetings as marked. Unless instructions to the contrary are marked, proxies will be voted “FOR”: (1) approval of the Agreement and Plan of Merger; (2) election of the Board of Directors of each Fund; and (3) ratification of the selection of Deloitte & Touche LLP as the independent auditors of each Fund. The Boards of Directors of the Funds know of no business other than that discussed in Items 1, 2 and 3 above that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxies to vote in accordance with their best judgment.

Revoking your Proxy

        If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	You may send another proxy card with a later date;

•	You may notify the Fund Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	You may attend the Annual Meeting, revoke your proxy, and vote in person.

Votes Required to Approve the Proposals

        Approval of the Agreement and Plan of Merger.    The Agreement and Plan must be approved by a majority of the outstanding shares of Common Stock of each Fund. The merger will not take place if stockholders of any one Fund do not approve the merger.

        Election of Directors.    Directors of each Fund are elected by a plurality vote of the shares of Common Stock of that Fund. This means that the nine nominees receiving the highest number of votes will be elected, even if none receives a majority of the votes cast.

        Appointment of Independent Auditors.    The appointment of Deloitte & Touche LLP as the independent auditors of a Fund must be approved by a majority of the votes cast by the holders of Common Stock present at the Annual Meeting of that Fund.

        Quorum Requirements.    A quorum of shares of Common Stock is necessary to hold a valid meeting. With respect to each Fund, a quorum will exist if holders of at least one-third of the shares of Common Stock outstanding are present at the Annual Meeting, either in person or represented by a proxy. Abstentions and broker non-votes are counted as present for establishing a quorum.

        Who is Entitled to Vote at the Annual Meeting.    The “record date” for the Annual Meetings is June 27, 2000. On the record date each Fund had outstanding the number of shares of Common Stock set forth on Exhibit I. If you held Common Stock of a Fund in your name at the close of business on June 27, 2000 you are entitled to vote at the Annual Meeting. If you owned Common Stock on June 27, 2000 but the shares are in the name of a broker, bank or other nominee, that broker, bank or other nominee votes on your behalf unless they give you or your designee a proxy.

ITEM 1.    THE MERGER

SUMMARY

        The following is a summary of certain information contained elsewhere in this Joint Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement and Prospectus and in the Agreement and Plan of Merger attached hereto as Exhibit II.

        When we use the term “Merger” in this Joint Proxy Statement and Prospectus we mean

•	Debt Strategies and Debt Strategies III will be merged into Debt Strategies II; and

•	Holders of Common Stock of Debt Strategies and Debt Strategies III will receive Common Stock of Debt Strategies II based on the net asset value of the Funds on the Effective Date of the Merger.

        After the Merger takes place

•	Debt Strategies II will be the surviving corporation;

•	Debt Strategies II will change its name to “Debt Strategies Fund, Inc.”;

•	Debt Strategies and Debt Strategies III will cease to exist;

•	The outstanding Common Stock of Debt Strategies II will remain issued and outstanding; and

•	Debt Strategies and Debt Strategies III will terminate their registration as investment companies under the Investment Company Act.

        Each Fund is a diversified, leveraged, closed-end management investment company registered under the Investment Company Act. The investment objective of each Fund is to seek to provide stockholders with current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s Investors Service, Inc. or BBB or lower by Standard & Poor’s) or unrated debt instruments of comparable quality. As a secondary objective, the Funds seek capital appreciation. In addition, each Fund seeks to enhance income by entering into a revolving credit facility and borrowing in amounts up to 33 1/3% of its total assets (including the amounts borrowed) under such credit facility. As part of the Merger, Debt Strategies II will enter into a credit facility to refinance the outstanding credit facilities of each of the Funds in an amount approximately equal to the aggregate commitment amount of the credit facilities currently outstanding for the three Funds.

        Based upon their evaluation of all relevant information, the Board of Directors of each Fund, including a majority of the non-interested Directors of each Fund, has determined that (i) participation in the Merger is in the best interests of the applicable Fund and (ii) that the interests of existing stockholders of the applicable Fund will not be diluted as a result of effecting the Merger. Specifically, after the Merger, stockholders of each Acquired Fund will remain invested in a closed-end fund with an investment objective and policies substantially similar to the Acquired Fund’s investment objectives and policies and that uses substantially the same management personnel. In addition, it is anticipated that the holders of Common Stock of each Fund will be subject to a reduced overall operating expense ratio based on the estimated pro forma total operating expenses (excluding leverage) and the total estimated assets of the Surviving Fund after the Merger.

        Under the Agreement and Plan of Merger, the Board of Directors of any Fund may cause the Merger to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the stockholders of that Fund to do so. The Agreement and Plan of Merger may be terminated, and the Merger abandoned, whether before or after approval by the stockholders of the Funds, at any time prior to the Effective Date, (i) by mutual consent of the Boards of Directors of all of the Funds or (ii) by the Board of Directors of any Fund if any condition to that Fund’s obligations has not been fulfilled or waived by such Fund’s Board of Directors.

Fee Table for Common Stockholders of Debt Strategies II,
Debt Strategies, Debt Strategies III and the Surviving Fund*
as of February 29, 2000 (Unaudited)(a)

        The following table illustrates, based on net assets as of February 29, 2000 the expenses currently incurred by stockholders of each Fund individually and the estimated pro forma expenses to be incurred by the Surviving Fund stockholders after the Merger:

	Actual
	Debt Strategies II		Debt Strategies		Debt Strategies III		Pro Forma Surviving Fund(c)
Common Stockholder Transaction Expenses Maximum Sales Load (as a percentage of the offering price) imposed on purchases of Common Stock	None	(a)(b)	None	(a)(b)	None	(a)(b)	None	(a)(b)
Dividend Reinvestment and Cash Purchase Plan Fees	None		None		None		None
Annual Expenses (as a percentage of net assets attributable to Common Stock at February 29, 2000)(including leverage)
Investment Advisory Fees(d)	0.78%		0.79%		0.82%		0.79%
Interest Payments on Borrowed Funds(e)	1.94%		2.01%		2.33%		2.00%
Other Expenses	0.17%		0.34%		0.37%		0.13%

Total Annual Expenses (including leverage)	2.89%		3.14%		3.52%		2.92%

Annual Expenses (as a percentage of net assets attributable to Common Stock at February 29, 2000) (excluding leverage)
Investment Advisory Fees	0.60%		0.60%		0.60%		0.60%
Interest Payments on Borrowed Funds(e)	None		None		None		None
Other Expenses	0.17%		0.34%		0.37%		0.13%

Total Annual Expenses (excluding leverage)	0.77%		0.94%		0.97%		0.73%

*
The expenses for the Surviving Fund represent the estimated annualized expenses as of February 29, 2000 assuming Debt Strategies II had acquired the assets and assumed the liabilities of Debt Strategies and Debt Strategies III as of that date.

(a)	Shares of Common Stock purchased in the secondary market may be subject to brokerage commissions or other charges.
(b)
No sales load will be charged on the issuance of shares in the Merger. Shares of Common Stock are not available for purchase from the Funds but may be purchased in the secondary market through a broker-dealer subject to individually negotiated commission rates.

(c)	The pro forma annual operating expenses for the Surviving Fund are projections for a 12-month period.
(d)	Based on net assets plus the proceeds of any outstanding borrowings used for leverage as of February 29, 2000.
(e)	Based on the amount of outstanding borrowings for each of the Funds as of February 29, 2000.

        The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a common stockholder of each Fund will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Merger.

Example:

Cumulative Expenses Paid on Shares of Common Stock
for the Periods Indicated:

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $1,000 investment assuming (1) the operating expense ratio for each Fund set forth above and (2) a 5% annual return throughout the period:
Debt Strategies (including leverage)	$32	$ 97	$164	$345
Debt Strategies II (including leverage)	$29	$ 89	$152	$321
Debt Strategies III (including leverage)	$35	$108	$183	$379
Surviving Fund*† (including leverage)	$30	$ 90	$154	$324

Debt Strategies (excluding leverage)	$10	$ 30	$ 52	$115
Debt Strategies II (excluding leverage)	$ 8	$ 25	$ 43	$ 95
Debt Strategies III (excluding leverage)	$10	$ 31	$ 54	$119
Surviving Fund* (excluding leverage)	$ 7	$ 23	$ 41	$ 91

*	Assumes that the Merger had taken place on February 29, 2000.
†
As of February 29, 2000, the operating expense ratio of the Surviving Fund (on a pro forma basis) is higher than such ratio for Debt Strategies II as a result of the higher leverage percentage of Debt Strategies and Debt Strategies III as of February 29, 2000 and the related costs of such leverage.

        The example set forth above assumes that shares of common stock were purchased in the initial offerings and that all dividends and distributions were reinvested and uses a 5% annual rate of return as mandated by Securities and Exchange Commission (the “SEC”) regulations. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example. See “Comparison of the Funds” and “Agreement and Plan of Merger—Potential Benefits to Stockholders of the Funds as a Result of the Merger.”

Debt Strategies..
Debt Strategies was incorporated under the laws of the State of Maryland on April 3, 1997 and commenced operations on May 30, 1997.

Debt Strategies has outstanding shares of Common Stock. As of May 31, 2000, Debt Strategies had net assets of approximately $212.2 million.

Debt Strategies II..
Debt Strategies II was incorporated under the laws of the State of Maryland on December 10, 1997 and commenced operations on March 27, 1998.

Debt Strategies II has outstanding shares of Common Stock. As of May 31, 2000, Debt Strategies II had net assets of approximately $506.9 million.

Debt Strategies III..
Debt Strategies III was incorporated under the laws of the State of Maryland on May 26, 1998 and commenced operations on July 31, 1998.

Debt Strategies III has outstanding shares of Common Stock. As of May 31, 2000, Debt Strategies III had net assets of approximately $97.4 million.

Comparison of the Funds..

Investment Objectives and Policies.    Each Fund is a diversified, leveraged, closed-end management investment company. The Funds have substantially similar investment objectives and policies. Each Fund seeks to provide stockholders with current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s or BBB or lower by S&P) or unrated debt instruments of comparable quality. As a secondary objective, the Funds will seek capital appreciation. Up to 35% of the total assets of Debt Strategies and up to 20% of the total assets of each of Debt Strategies II and Debt Strategies III may be invested in (a) debt instruments which, at the time of investment, are the subject of bankruptcy proceedings or are otherwise in default as to the repayment of principal or the payment of interest or are rated in the lowest rating categories (Ca or lower by Moody’s and CC or lower by S&P) or (b) unrated debt instruments of comparable quality. After the Merger, up to 20% of the Surviving Fund’s total assets may be invested in such debt instruments. Each Fund also may invest up to 20% of its total assets in financial instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units.

The same investment restrictions apply to each Fund. See “Comparison of the Funds—Investment Objectives and Policies.”

Capital Stock.    Each Fund has outstanding Common Stock. The Common Stock of each Fund is traded on the NYSE. As of May 31, 2000, (i) the net asset value per share of Debt Strategies Common Stock was $6.75 and the market price per share was $6.0625; (ii) the net asset value per share of Debt Strategies II Common Stock was $8.10 and the market price per share was $7.125; and (iii) the net asset value per share of Debt Strategies III Common Stock was $8.84 and the market price per share was $8.1875. See “Comparison of the Funds—Capital Stock.”

Management.    The investment adviser for each Fund is Fund Asset Management, L.P. (“FAM”). The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliates (including FAM) act as investment adviser for over 100 registered investment companies and also offers portfolio management and portfolio analysis services to individuals and institutional accounts.

FAM is responsible for the management of each Fund’s investment portfolio and for providing administrative services to each Fund. Richard C. Kilbride and Gilles Marchand serve as the portfolio managers for each Fund. After the Merger, the Surviving Fund will be managed by the same management team.

Advisory Fees.    Pursuant to separate investment advisory agreements between FAM and each Fund, each Fund pays FAM a monthly fee at the annual rate of 0.60% of such Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. After the Merger, the Surviving Fund will pay FAM a monthly fee at the same annual rate of 0.60% of its average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage. See “Comparison of the Funds—Management of the Funds.”

Other Significant Fees.    The Bank of New York is the custodian, transfer agent and dividend disbursing agent for the Common Stock of Debt Strategies and Debt Strategies II. State Street Bank and Trust Company is the custodian, transfer agent and dividend disbursing agent for the Common Stock of Debt Strategies III. The principal business addresses for The Bank of New York and State Street Bank and Trust Company are as follows: The Bank of New York, 90 Washington Street, New York, New York 10286 (for its custodial services) and 101 Barclay Street, New York, New York 10286 (for its transfer agency services) and for State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. See “Comparison of the Funds—Management of the Funds.”

Portfolio Transactions.    The portfolio transactions in which the Funds may engage are substantially similar, as are the procedures for such transactions. See “Comparison of the Funds—Portfolio Transactions.”

Dividends and Distributions. The methods of dividend payment and distributions are substantially similar for all of the Funds. See “Comparison of the Funds—Dividends and Distributions.”

Net Asset Value.    The net asset value per share of Common Stock of each Fund is determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day of each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of preferred stock of the Fund is divided by the total number of shares of Common Stock of the Fund outstanding at such time. Expenses, including fees payable to FAM, are accrued daily. See “Comparison of the Funds—Net Asset Value.”

Voting Rights. The corresponding voting rights of the holders of shares of each Fund’s Common Stock are substantially similar. See “Comparison of the Funds—Capital Stock.”

Stockholder Services.    An automatic dividend reinvestment plan is available to holders of shares of the Common Stock of each Fund. The plans are substantially similar for each Fund. See “Comparison of the Funds—Automatic Dividend Reinvestment Plan.” Other stockholder services, including the provision of annual and semi-annual reports, are the same for each Fund.

Tax Considerations..

The Merger has been structured with the intention that it will qualify for United States Federal income tax purposes as a tax-free merger. Based on certain representations made by each Fund, the Funds will receive an opinion of Brown & Wood LLP , counsel to each of the Funds, with respect to the Merger to the effect that, among other things, no Fund will recognize taxable gain or loss on the Merger and no stockholder of Debt Strategies or Debt Strategies III will recognize taxable gain or loss upon the issuance of Debt Strategies II Common Stock in the Merger (except to the extent that a Debt Strategies or Debt Strategies III stockholder receives cash representing his or her interest in less than a full share of Debt Strategies II in the Merger). See “Agreement and Plan of Merger—Terms of the Agreement and Plan of Merger” and “—Tax Consequences of the Merger.”

Outstanding Securities of Debt Strategies, Debt Strategies II
and Debt Strategies III as of June 27, 2000

Title of Class	Amount Authorized	Amount Held by Fund for Its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
Debt Strategies
Common Stock	200,000,000	-0-	31,425,226
Debt Strategies II
Common Stock	200,000,000	-0-	62,610,000
Debt Strategies III
Common Stock	200,000,000	-0-	11,010,000

FINANCIAL HIGHLIGHTS

    Debt Strategies

        The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of Debt Strategies by Deloitte & Touche LLP , independent auditors for the Fund. The following per share data and ratios have been derived from information provided in the financial statements of Debt Strategies.

	For the Fiscal Year Ended		For the Period May 30, 1997† To February 28, 1998
	February 29, 2000††	February 28, 1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 8.20	$ 10.15	$ 10.00

Investment income—net	.86	.91	.71
Realized and unrealized (loss) on investments and foreign currency transactions—net	(.99)	(1.93)	.09

Total from investment operations	(.13)	(1.02)	.80

Less dividends from investment income—net	(.86)	(.93)	(.63)

Capital charge resulting from issuance of Common Stock	—	—	(.02)

Net asset value, end of period	$ 7.21	$ 8.20	$ 10.15

Market price per share, end of period	$ 6.1875	$ 7.625	$10.5625

Total Investment Return:**
Based on market price per share	(8.30%)	(19.90%)	12.38	%#

Based on net asset value per share	(.64%)	(10.36%)	7.99	%#

Ratios to Average Net Assets:
Expenses, net of reimbursement and excluding interest expense	1.19%	1.09%	.61	%*

Expenses, net of reimbursement	3.46%	3.48%	2.28	%*

Expenses	3.46%	3.48%	2.56	%*

Investment income—net	10.85%	10.03%	9.64	%*

Leverage:
Amount of borrowings, end of period (in thousands)	$ 70,000	$112,000	$142,600

Average amount of borrowings outstanding during the period (in thousands)	$ 97,120	$120,528	$ 85,903

Average amount of borrowings outstanding per share during the period	$ 3.09	$ 3.84	$ 2.79

Supplemental Data:
Net assets, end of period (in thousands)	$226,475	$257,779	$317,735

Portfolio turnover	48.73%	61.30%	43.79%

*	Annualized.
**
Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

†	Commencement of operations.
††	Based on average shares outstanding.
#	Aggregate total investment return.

    Debt Strategies II

        The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of Debt Strategies II by Deloitte & Touche LLP , independent auditors for the Fund. The following per share data and ratios have been derived from information provided in the financial statements of Debt Strategies II.

	For the Fiscal Year Ended February 29, 2000	For the Period March 27, 1998† to February 28, 1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.15	$ 10.00

Investment income—net	.97	.76
Realized and unrealized loss on investments and foreign currency transactions—net	(.56)	(.91)

Total from investment operations	.41	(.15)

Less dividends from investment income—net	(.96)	(.69)

Capital charge resulting from issuance of Common Stock	—	(.01)

Net asset value, end of period	$ 8.60	$ 9.15

Market price per share, end of period	$ 7.1875	$ 7.875

Total Investment Return:**
Based on market price per share	3.19%	(14.87	%)††

Based on net asset value per share	6.26%	(1.09	%)††

Ratios to Average Net Assets:
Expenses, net of reimbursement and excluding interest expense	.98%	.54	%*

Expenses, net of reimbursement	2.87%	.93	%*

Expenses	2.87%	1.20	%*

Investment income—net	10.88%	8.60	%*

Leverage:
Amount of borrowings, end of period (in thousands)	$161,000	$142,000

Average amount of borrowings outstanding during the period (in thousands)	$182,404	$ 42,330

Average amount of borrowings outstanding per share during the period	$ 2.91	$ .69

Supplemental Data:
Net assets, end of period (in thousands)	$538,343	$572,902

Portfolio turnover	61.76%	89.76%

*	Annualized.
**
Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

†	Commencement of operations.
††	Aggregate total investment return.

    Debt Strategies III

        The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of Debt Strategies III by Deloitte & Touche LLP , independent auditors for the Fund. The following per share data and ratios have been derived from information provided in the financial statements of Debt Strategies III.

	For the Fiscal Year End February 29, 2000	For the Period July 31, 1998† To February 28, 1999
Increase (Decrease) In Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 10.05	$ 10.00

Investment income—net	1.06	.47
Realized and unrealized gain (loss) on investments and foreign currency transactions—net	(.72)	.01

Total from investment operations	.34	.48

Less dividends from investment income—net	(1.03)	(.40)

Capital charge resulting from issuance of Common Stock	—	(.03)

Net asset value, end of period	$ 9.36	$ 10.05

Market price per share, end of period	$ 8.75	$ 8.875

Total Investment Return:**
Based on market price per share	10.82%	(7.37	%)††

Based on net asset value per share	4.69%	4.89	%††

Ratios To Average Net Assets:
Expenses, net of reimbursement and excluding interest expense	1.18%	.31	%*

Expenses, net of reimbursement	3.36%	.39	%*

Expenses	3.36%	1.09	%*

Investment income—net	10.73%	8.02	%*

Leverage:
Amount of borrowings, end of period (in thousands)	$ 37,000	$ 18,000

Average amount of borrowings outstanding during the period (in thousands)	$ 40,776	$ 1,737

Average amount of borrowings oustanding per share during the period	$ 3.70	$ 0.16

Supplemental Data:
Net assets, end of period (in thousands)	$103,079	$110,658

Portfolio turnover	50.07%	50.99%

*	Annualized.
**
Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

†	Commencement of operations.
††	Aggregate total investment return.

Per Share Data for Common Stock* of Debt Strategies, Debt Strategies II
and Debt Strategies III (Unaudited)
Traded on the New York Stock Exchange

Debt Strategies

	Market Price**		Net Asset Value		Premium (Discount) to Net Asset Value
Quarter Ended*	High	Low	High	Low	High	Low
August 31, 1997†	$ 10.50	$ 10.00	$10.20	$ 9.99	2.33%	(0.74)%
November 30, 1997	10.875	9.875	10.29	10.00	7.50	(1.09)
February 28, 1998	15.625	10.0625	10.20	9.96	7.89	0.67
May 31, 1998	15.5625	10.0625	10.20	9.96	4.58	0.93
August 31, 1998	10.375	7.9375	9.98	9.12	3.33	(12.97)
November 30, 1998	9.1875	7.8125	9.06	8.21	8.33	(5.84)
February 28, 1999	8.5625	7.625	8.60	8.20	0.00	(7.19)
May 31, 1999	7.875	7.3125	8.39	8.13	(5.07)	(10.92)
August 31, 1999	7.875	7.0625	8.23	7.84	(3.42)	(10.37)
November 30, 1999	7.125	6.125	7.83	7.46	(9.00)	(18.22)
February 29, 2000	6.75	6.00	7.51	7.21	(7.15)	(18.51)
May 31, 2000	6.25	6.875	7.21	6.15	(12.04)	(17.45)

Debt Strategies II
	Market Price**		Net Asset Value		Premium (Discount) to Net Asset Value
Quarter Ended*	High	Low	High	Low	High	Low
May 31, 1998††	$10.4375	$ 10.00	$10.07	$10.00	3.34%	0.00%
August 31, 1998	10.125	8.125	10.09	9.55	(0.17)	(15.10)
November 30, 1998	8.9375	8.1875	9.52	9.14	(4.57)	(11.49)
February 28, 1999	9.75	7.875	9.42	9.15	(10.33)	(13.93)
May 31, 1999	8.5625	7.9375	9.43	9.12	(7.71)	(13.84)
August 31, 1999	8.75	7.8125	9.25	8.90	(5.67)	(11.90)
November 30, 1999	8.1875	7.000	8.90	8.65	(9.40)	(17.91)
February 29, 2000	7.4375	6.9375	8.74	8.57	(14.74)	(19.45)
May 31, 2000	7.25	6.75	8.61	8.09	(12.07)	(20.15)

Debt Strategies III
	Market Price**		Net Asset Value		Premium (Discount) to Net Asset Value
Quarter Ended*	High	Low	High	Low	High	Low
August 31, 1998†††	$ 10.166	$ 8.3125	$10.01	$ 9.98	0.20%	(9.91)%
November 30, 1998	10.01	8.875	10.06	9.83	(4.47)	(10.17)
February 28, 1999	9.75	8.75	10.15	9.98	(2.69)	(12.83)
May 31, 1999	9.8125	8.6875	10.27	10.02	(9.67)	(14.40)
August 31, 1999	9.8125	8.8125	10.15	9.86	(5.71)	(10.80)
November 30, 1999	9.0625	7.875	9.86	9.59	(3.62)	(18.31)
February 29, 2000	9.0625	7.9375	9.67	9.34	(3.99)	(16.75)
May 31, 2000	8.75	8.125	9.37	8.82	(4.16)	(7.98)

*	Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
**	As reported in the consolidated transaction operating system.
†	For the period May 30, 1997 to August 31, 1997.
††	For the period March 27, 1998 to May 31, 1998.
†††	For the period July 31, 1998 to August 31, 1998.

        Since Debt Strategies commenced operations on May 30, 1997, share prices for its Common Stock have fluctuated between a maximum premium to net asset value of approximately 8.33% and a maximum discount to net asset value of approximately (18.51%). Since Debt Strategies II commenced operations on March 27, 1998, share prices for its Common Stock have fluctuated between a maximum premium to net asset value of approximately 3.34% and a maximum discount to net asset value of approximately (20.15%). Since Debt Strategies III commenced operations on July 31, 1998, share prices for its Common Stock have fluctuated between a maximum premium to net asset value of approximately 0.20% and a maximum discount to net asset value of approximately (18.31%). Although there is no reason to believe that this pattern should be affected by the Merger, it is not possible to predict whether shares of the Surviving Fund will trade at a premium or discount to net asset value following the Merger, or the magnitude of any such premium or discount.

RISK FACTORS AND SPECIAL CONSIDERATIONS

        The investment risks associated with an investment in Debt Strategies II are substantially similar to the investment risks associated with an investment in Debt Strategies and Debt Strategies III. Such risks include, without limitation, (a) the risks associated with investments in junk bonds, high-yield corporate loans and distressed securities and (b) leverage. These investment risks will apply to an investment in the Surviving Fund after the Merger. It is expected that the Merger itself will not adversely affect the rights of holders of shares of Common Stock of any Fund or create additional risks.

Corporate Loans

        The Funds may invest in senior and subordinated corporate loans (“Corporate Loans”), both secured and unsecured. A Corporate Loan which is unsecured is not supported by any specific pledge of collateral and therefore constitutes only a general obligation of the borrower. In addition to being unsecured, a Corporate Loan in which the Funds may invest may be subordinate in right of payment to the senior debt obligations of the borrower. Upon a liquidation or bankruptcy of the borrower the senior debt obligations of the borrower are often required to be paid in full before the subordinated debt holders are permitted to receive any distribution on behalf of their claim. Distributions, if any, to subordinated debt holders in such situations may consist in whole or in part of non-income producing securities, including common stock. Accordingly, following an event of default or liquidation or bankruptcy of a borrower, there can be no assurance that the assets of the borrower will be sufficient to satisfy the claims of unsecured and subordinated debt holders or that such debt holders will receive income producing debt securities in satisfaction of their claims. As a result, the Funds might not receive payments to which they are entitled and thereby may experience a decline in the value of their investments and possibly, their net asset value.

        Each Fund may invest in Corporate Loans made in connection with highly leveraged transactions. Corporate Loans made in connection with highly leveraged transactions are subject to greater credit risks than other Corporate Loans in which the Funds may invest. These credit risks include a greater possibility of default or bankruptcy of the borrower and the assertion that the pledging of collateral, if any, to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the borrower under applicable law. Highly leveraged Corporate Loans also may be less liquid than other Corporate Loans.

        The success of each Fund depends to a great degree, on the skill with which the agent banks administer the terms of the Corporate Loan agreements, monitor borrower compliance with covenants, collect principal, interest and fee payments from borrowers and, where necessary, enforce creditor remedies against borrowers. Typically, the agent bank will have broad discretion in enforcing a Corporate Loan agreement. The financial status of the agent bank and co-lenders and participants interposed between each Fund and a borrower may affect the ability of each Fund to receive payments of interest and principal.

Lower-Rated Securities

        Junk bonds and high-yield Corporate Loans are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds and high-yield Corporate Loans may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds and high-yield Corporate Loans may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher junk bond and high-yield Corporate Loan default rate relative to the rates currently existing in the junk bond and high-yield Corporate Loan markets. The risk of loss due to default by the issuer is significantly greater for the holders of junk bond and high-yield Corporate Loans because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to Distressed Securities, the junk bonds and high-yield Corporate Loans in which the Funds may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Funds purchase a particular security, in which case the Funds may experience losses and incur costs.

        Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the Funds. If a call were exercised by the issuer during a period of declining interest rates, the Funds are likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Funds and dividends to shareholders.

        Junk bonds and high-yield Corporate Loans tend to be more volatile than higher-rated debt instruments, so that adverse economic events may have a greater impact on the prices of junk bonds and high-yield Corporate Loans than on high-rated debt instruments. Factors adversely affecting the market value of such securities are likely to affect adversely each Fund’s net asset value.

        Like higher-rated debt instruments, junk bonds and high-yield Corporate Loans generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond and high-yield Corporate Loan markets, which markets may be less liquid than the market for higher-rated debt instruments, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds and high-yield Corporate Loans by various dealers. As a result, during periods of high demand in the junk bond and high-yield Corporate Loan markets, it may be difficult to acquire junk bonds and high-yield Corporate Loans appropriate for investment by the Funds. Adverse economic conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair liquidity in the junk bond and high-yield Corporate Loan markets and may cause the prices each Fund receives for its junk bonds and high-yield Corporate Loans to be reduced. In addition, each Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet each Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of each Fund’s portfolio instruments than in the case of instruments trading in a more liquid market. In addition, each Fund may incur additional expense to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Distressed Securities

        Debt Strategies may invest up to 35% and Debt Strategies II and Debt Strategies III may invest up to 20% of their respective total assets in Distressed Securities. Distressed Securities are high yield/high risk securities, including Corporate Loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by each Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of FAM of equivalent quality. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require each Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent each Fund pursues its secondary objective of capital appreciation through investment in Distressed Securities, each Fund’s ability to achieve current income for its stockholders may be diminished. Each Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied; e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation. In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by each Fund, there can be no assurance that the securities or other assets received by each Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by each Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of each Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, each Fund may be restricted from disposing of such securities.

Leverage

        The use of leverage by each Fund creates an opportunity for increased net income and capital appreciation for the Common Stock, but, at the same time, creates special risks. Each Fund intends to utilize leverage to provide the holders of Common Stock with a potentially higher return. Leverage creates risks for holders of Common Stock, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred stock may affect the return to holders of Common Stock. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, each Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to each Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. In the latter case, FAM in its best judgment may nevertheless determine to maintain each Fund’s leveraged position if it expects that the benefits to each Fund’s stockholders of maintaining the leveraged position will outweigh the current reduced return. Certain types of borrowings by each Fund may result in each Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Each Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical ratings organization which may issue ratings for the short-term corporate debt securities or preferred stock issued by each Fund. These covenants and guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede FAM from managing each Fund’s portfolio in accordance with each Fund’s investment objectives and policies. Each Fund at times may borrow from affiliates of FAM, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. The fee paid to FAM will be calculated on the basis of each Fund’s assets including proceeds from borrowings for leverage and the issuance of preferred stock.

Other Investment Management Techniques

        Each Fund may use various other investment management techniques that also involve special considerations, including engaging in interest rate transactions, utilization of options and futures transactions, utilization of foreign currency swaps, making forward commitments and lending its portfolio securities.

Non-U.S. Securities

        Each Fund may invest up to 20% of its total assets in financial instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units, provided that the foreign issuers of any non-U.S. dollar denominated instruments purchased by each Fund are domiciled in a country that is a member of the Organization For Economic Co-operation and Development (“OECD”). Investing in securities issued by non-U.S. issuers involves certain special risks not typically involved in U.S. investments, including fluctuations in foreign exchange rates, future political and economic developments, the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. With respect to certain countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, currency devaluations, or diplomatic developments which could affect each Fund’s investments in those financial instruments. Moreover, an individual country’s economy may differ favorably or unfavorably from the U.S. economy in such respects as, but not limited to, growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, information with respect to non-U.S. issuers may differ from that available with respect to U.S. issuers, since non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Each Fund does not currently intend to hedge its non-U.S. dollar denominated portfolio investments. Additionally, each Fund may invest in Corporate Loans made to U.S. borrowers with significant non-dollar denominated revenues.

Concentration in Financial Institutions

        As a result of each Fund’s investment in Corporate Loans, each Fund may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. Consequently, each Fund is subject to certain risks associated with such institutions, including, among other things, changes in governmental regulation, interest rate levels and general economic conditions.

Illiquid Securities

        Each Fund may invest in securities that lack an established secondary trading market or are otherwise considered illiquid. Some or all of the Corporate Loans in which each Fund invests may be considered to be illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid corporate bonds, loans and notes may trade at a discount from comparable, more liquid investments.

Antitakeover Provisions

        The Articles of Incorporation, as amended, of each Fund (in each case the “Charter”) include provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Directors. Such provisions could discourage a third party from seeking to obtain control of a Fund.

AGREEMENT AND PLAN OF MERGER

General

        Under the Agreement and Plan of Merger (attached hereto as Exhibit II):

•	each of Debt Strategies and Debt Strategies III will be merged with and into Debt Strategies II in accordance with Maryland law;

•	the separate existence of each of Debt Strategies and Debt Strategies III will cease;

•	Debt Strategies II will be the surviving corporation;

•	Debt Strategies II will change its name to Debt Strategies Fund, Inc. immediately after the Effective Date (as defined below);

•
each share of Common Stock of each of Debt Strategies and Debt Strategies III will be converted into the right to receive an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Debt Strategies II Common Stock, plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund on the Effective Date (as defined below), all upon and subject to the terms hereinafter set forth; and

•	the currently issued and outstanding shares of Debt Strategies II will remain issued and outstanding.

        Assuming the stockholders of each Fund approve the Merger, the Funds will collectively file the Articles of Merger (attached hereto as Exhibit II) with the Maryland State Department of Assessments and Taxation. The Merger will become effective on the Effective Date, which is the date the Articles of Merger are accepted for filing or the date specified in the Articles of Merger. Thereafter, each Acquired Fund will terminate its registration under the Investment Company Act of 1940.

        No sales charge or fee of any kind will be charged to either Acquired Fund’s stockholders in connection with their receipt of Debt Strategies II Common Stock in the Merger.

        Accordingly, as a result of the Merger, every holder of Common Stock of an Acquired Fund would own shares of Debt Strategies II Common Stock that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Effective Date equal to the aggregate net asset value of that stockholder’s Common Stock immediately prior to the Effective Date. Since the Debt Strategies II Common Stock would be issued at net asset value and the shares of Common Stock of the Acquired Funds would be valued at net asset value for the purposes of the exchange, the holders of Common Stock of the Funds will not be diluted as a result of the Merger. However, as a result of the Merger, a stockholder of any Fund likely will hold a reduced percentage of ownership in the Surviving Fund than he or she held in Debt Strategies, Debt Strategies II or Debt Strategies III.

Procedure

        In deciding to recommend the Merger, the Boards of Directors of Debt Strategies, Debt Strategies II, and Debt Strategies III took into account the investment objective and policies of each Fund, as well as the management arrangements of each Fund, the expenses incurred both due to the Merger and on an ongoing basis by the new and existing stockholders of Debt Strategies II and the potential benefits, including economies of scale, to each Fund’s stockholders as a result of the Merger. The Board of Directors of each Fund, including all of the Directors who are not “interested persons,” as defined in the Investment Company Act, have determined that the Merger is in the best interests of the stockholders of Debt Strategies, Debt Strategies II and Debt Strategies III and that the interests of such stockholders will not be diluted or otherwise adversely affected as a result of the Merger. The Board of Directors of Debt Strategies, Debt Strategies II and Debt Strategies III generally considered the following factors in evaluating whether to approve the Merger: (i) the terms and conditions of the Merger and the anticipated effect of the Merger on per share expenses and costs of the Funds; (ii) whether the Merger would achieve economies of scale for the Funds and benefit stockholders by promoting more efficient operations; (iii) whether the interests of the Funds’ stockholders will be diluted as a result of the proposed transactions contemplated by the Merger; (iv) the relative, comparative past investment performance of the Funds; (v) the future prospects of the Funds if the Merger is effected and if the Merger is not effected; (vi) whether the investment objectives, policies and restrictions of the Funds are compatible; (vii) the service features available to stockholders in the Funds; (viii) whether the Merger will result in the recognition of any gain or loss for Federal income tax purposes to the Funds or to the stockholders of the Funds; and (ix) alternatives to the Merger.

        As a result of such Board approvals, the Funds have jointly filed this Joint Proxy Statement and Prospectus with the SEC soliciting a vote of the stockholders of each Fund to approve the Merger. The costs of such solicitation are to be paid by Debt Strategies II after the Merger so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each Fund. Annual meetings of stockholders of each Fund will be held on August 23, 2000. If the stockholders of all three Funds approve the Merger, the Merger will take place as soon as practicable after such approval, provided that the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has expired or been terminated and the Funds have obtained prior to that time an opinion of counsel relating to the tax-free treatment of the transaction.

        The Boards of Directors of Debt Strategies, Debt Strategies II and Debt Strategies III recommend that the stockholders of the respective Funds approve the Agreement and Plan of Merger.

Terms of the Agreement and Plan of Merger

        The following is a summary of the significant terms of the Agreement and Plan of Merger. This summary is qualified in its entirety by reference to the Agreement and Plan of Merger, attached hereto as Exhibit II.

    Conversion to Debt Strategies II Common Stock

        On the Effective Date, each share of Common Stock of each of the Acquired Funds will be converted into the right to receive an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Debt Strategies II Common Stock plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund on the Effective Date. Shares of Debt Strategies II Common Stock issued and outstanding as of the Effective Date will remain issued and outstanding and in the same number. The net asset value per share of each Fund shall be determined as of the Effective Date, and no formula will be used to adjust the net asset value so determined of a Fund to take into account differences in realized and unrealized gains and losses. The value of the assets of the Acquired Funds to be transferred to Debt Strategies II shall be determined by Debt Strategies II pursuant to the procedures utilized by Debt Strategies II in valuing its own assets and determining its own liabilities for purposes of the Merger. Such valuation and determination shall be made by Debt Strategies II in cooperation with the Acquired Funds and shall be confirmed in writing by Debt Strategies II to the Acquired Funds. The net asset value per share of Debt Strategies II Common Stock shall be determined in accordance with such procedures, and Debt Strategies II shall certify the computations involved. Debt Strategies II shall issue to the stockholders of the Acquired Funds separate certificates or share deposit receipts for the Debt Strategies II Common Stock by delivering the certificates or share deposit receipts evidencing ownership of the Debt Strategies II Common Stock to The Bank of New York, as the transfer agent and registrar for Debt Strategies II Common Stock. With respect to any Acquired Fund stockholder holding certificates evidencing ownership of Common Stock of the Acquired Fund as of the Effective Date, and subject to Debt Strategies II being informed thereof in writing by the Acquired Fund, Debt Strategies II will not permit such stockholder to receive new certificates evidencing ownership of the Debt Strategies II Common Stock, exchange
Common Stock credited to such stockholder’s account for shares of other investment companies managed by MLIM or any of its affiliates, or pledge or redeem such Debt Strategies II Common Stock, in any case, until such stockholder has surrendered his or her outstanding certificates evidencing ownership of the Common Stock of the Acquired Fund or, in the event of lost certificates, posted adequate bond. Each of the Acquired Funds, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of the Common Stock of the Acquired Funds or post adequate bond therefor.

        No fractional shares of Debt Strategies II Common Stock will be issued to the Acquired Funds’ stockholders. In lieu thereof, Debt Strategies II’s transfer agent, The Bank of New York, will aggregate all fractional shares of Debt Strategies II and sell the resulting whole shares on the NYSE at the current market price for shares of Debt Strategies II for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale, without interest, upon surrender of such holder’s Debt Strategies II Common Stock certificates. Although receipt of full shares in the Merger will not result in taxable gain or loss to the stockholder, his or her receipt of the proceeds of the sale of fractional shares may result in a small taxable gain or loss.

        Expenses.     Debt Strategies II shall pay, subsequent to the Effective Date, all expenses incurred in connection with the Merger including but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of the Agreement and Plan of Merger, a registration statement on Form N-14, SEC and state securities commission filing fees and legal and audit fees in connection with the Merger, costs of printing and distributing this Joint Proxy Statement and Prospectus, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes for such board meetings, accounting fees associated with each Fund’s financial statements, stock exchange fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Merger. In this regard, expenses of the Merger will be deducted from the assets of the Surviving Fund so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each of the Funds. No Fund shall pay any expenses of its stockholders arising out of or in connection with the Merger.

        Required Approvals.    Under the Charter of each Fund, applicable Maryland law and the rules of the NYSE, stockholder approval of the Agreement and Plan of Merger requires the affirmative vote of stockholders representing more than 50% of the outstanding shares of Common Stock of a Fund. Because of the requirement that the Agreement and Plan of Merger be approved by the stockholders of all three Funds, the Merger will not take place if the stockholders of any one Fund do not approve the Agreement and Plan of Merger.

        Deregistration and Dissolution.    Following the Merger, the Acquired Funds will terminate their registration under the Investment Company Act. Moreover, as a result of the Merger, the separate existence of the Acquired Funds will cease. Expenses incurred in connection with the deregistration and winding up of operations of the Acquired Funds will be paid by the Surviving Fund following the Merger.

        Amendments and Conditions.    The Agreement and Plan of Merger may be amended at any time prior to the Effective Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and Plan of Merger are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the stockholders of each Fund as described above, an opinion of counsel being received with respect to tax matters, an opinion of counsel as to securities matters being received, expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties and the refinancing of the outstanding credit facilities of all three Funds in a principal amount approximately equal to the aggregate commitment amount of the currently outstanding credit facilities.

        Postponement, Termination.    Under the Agreement and Plan of Merger, the Board of Directors of any Fund may cause the Merger to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Agreement and Plan of Merger may be terminated, and the Merger abandoned at any time (whether before or after adoption thereof by the stockholders of any Fund) prior to the Effective Date, or the Effective Date may be postponed: (i) by mutual consent of the Boards of Directors of the three Funds and (ii) by the Board of Directors of any Fund if any condition to that Fund’s obligations set forth in the Agreement and Plan of Merger has not been fulfilled or waived by such Board.

Potential Benefits to Stockholders of the Funds as a Result of the Merger

        In approving the Merger, the Board of Directors of each Fund identified certain benefits that are likely to result from the Merger, including lower aggregate operating expenses per share (excluding leverage) of Common Stock, greater efficiency and flexibility in portfolio management and a more liquid trading market for the shares of Common Stock of the Surviving Fund. With respect to each Acquired Fund, following the Merger their respective stockholders will remain invested in a closed-end fund that has investment objectives and policies substantially similar to those of the Acquired Fund. The Boards also considered the possible risks and costs of combining the Funds. The Boards noted the many similarities between the Funds, including their substantially similar investment objectives and investment policies, their use of substantially the same management personnel and their similar portfolios. The Boards also considered the relative tax positions of the portfolios of the Funds. As of February 29, 2000, each Fund had undistributed net realized capital losses and net unrealized capital losses, with Debt Strategies II and Debt Strategies both having significant net realized and unrealized capital losses. As a result of the Merger and subject to certain limitations, the stockholders of each Fund may benefit from the ability of the Surviving Fund to use the net realized capital losses of another Fund to offset future net realized capital gains of the Surviving Fund, if any.

        The Surviving Fund that would result from the Merger would have a larger asset base than any of the Funds has currently. Based on data presented by FAM, the Board of Directors of each Fund believes that administrative expenses for the Surviving Fund would be less than the aggregate expenses for the individual Funds, resulting in a lower expense ratio for common stockholders of the Surviving Fund and higher earnings per common share. In particular, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio for the Surviving Fund.

	Approximate Net Assets as of February 29, 2000 (in millions)	Total Annualized Operating Expense Ratio (excluding leverage)	Total Annualized Operating Expense Ratio (including leverage)*
Debt Strategies	$226.5	0.94%	3.14%
Debt Strategies II	$538.3	0.77%	2.89%
Debt Strategies III	$103.1	0.97%	3.52%
Surviving Fund	$867.9	0.73%	2.92%

*
The annualized operating expenses attributable to leverage for each of the Funds equals the interest owed over a projected 12 month period based on the amount of outstanding borrowings for each of the Funds as of February 29, 2000. As of February 29, 2000, the amount of outstanding borrowings for each of the Funds as a percentage of net assets was Debt Strategies (30.9%), Debt Strategies II (29.9%) and Debt Strategies III (35.9%). The annualized operating expenses attributable to leverage for the Surviving Fund equals the sum of each of the Fund’s projected leverage costs based on the amount of outstanding borrowings for each of the Funds as of February 29, 2000. The actual operating expenses attributable to leverage for the Surviving Fund will be dependent on the amount of leverage used by the Surviving Fund and the interest rate to be paid on such borrowings.

        After the Merger, on a pro forma basis, the total annualized operating expenses of the Surviving Fund as a percent of net assets would be:

(a) 0.21% lower than Debt Strategies’ total annualized operating expense ratio when leverage is not included and 0.22% lower when leverage is included;

        (b)   0.04% lower than Debt Strategies II’s total annualized operating expense ratio when leverage is not included and 0.03% higher when leverage is included (this increase of 0.03% is the result of the higher leverage percentage of Debt Strategies and Debt Strategies III as of February 29, 2000 and the related costs of such leverage); and

(c) 0.24% lower than Debt Strategies III’s total annualized operating expense ratio when leverage is not included and 0.60% lower when leverage is included.

        Based on the foregoing, the Boards concluded that the Merger is in the best interests of the stockholders of each Fund because the Merger presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the potential benefits discussed above.

        In approving the Merger, the Boards determined that the Merger is in the best interests of each Fund and, with respect to net asset value, that the interests of existing stockholders of each Fund would not be diluted as a result of the Merger.

Surrender and Exchange of Stock Certificates

        After the Effective Date, each holder of an outstanding certificate or certificates formerly representing shares of Common Stock of any Acquired Fund will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of Debt Strategies II Common Stock distributable with respect to such holder’s shares of Common Stock of the Acquired Fund, together with cash in lieu of any fractional shares of Common Stock. Promptly after the Effective Date, the transfer agent for the Debt Strategies II Common Stock will mail to each holder of certificates formerly representing shares of Common Stock of an Acquired Fund a letter of transmittal for use in surrendering his or her certificates for certificates representing shares of Debt Strategies II Common Stock and cash in lieu of any fractional shares of Common Stock.

If Prior To The Merger You Held:	After The Merger, You Will Hold:
Debt Strategies Common Stock	Debt Strategies II Common Stock*
Debt Strategies II Common Stock	Debt Strategies II Common Stock*
Debt Strategies III Common Stock	Debt Strategies II Common Stock*

*	In connection with the Merger, the Surviving Fund will change its name to Debt Strategies Fund, Inc. immediately following the Effective Date.

        Please do not send in any stock certificates at this time. Upon consummation of the Merger, common stockholders of the Acquired Funds will be furnished with instructions for exchanging their stock certificates for Debt Strategies II stock certificates and, if applicable, cash in lieu of fractional shares.

        From and after the Effective Date, certificates formerly representing shares of Common Stock of an Acquired Fund will be deemed for all purposes to evidence ownership of the number of full shares of Debt Strategies II Common Stock distributable with respect to the shares of the Acquired Fund held before the Merger as described above and as shown in the table above, provided that, until such stock certificates have been so surrendered, no dividends payable to the holders of record of Common Stock of an Acquired Fund as of any date subsequent to the Effective Date will be paid to the holders of such outstanding stock certificates. Dividends payable to holders of record of shares of Common Stock of Debt Strategies II as of any date after the Effective Date and prior to the exchange of certificates by any stockholder of an Acquired Fund, will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her stock certificates for exchange.

        From and after the Effective Date, there will be no transfers on the transfer books of any Acquired Fund. If, after the Effective Date, certificates representing shares of Common Stock of an Acquired Fund are presented to Debt Strategies II, they will be canceled and exchanged for certificates representing Common Stock of Debt
Strategies II and cash in lieu of fractional shares of Debt Strategies II Common Stock, if any, distributable with respect to such Common Stock in the Merger.

Tax Consequences of the Merger

        General.     The Merger has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(A) of the Code. Each Fund has elected and qualified for the special tax treatment afforded RICs under the Code, and Debt Strategies II intends to continue to so qualify after the Merger. The Funds will each receive an opinion from counsel to the effect that for Federal income tax purposes: (i) the Merger, as described above, will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code, and each Acquired Fund and Debt Strategies II will be deemed a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to the Acquired Funds as a result of the Merger or on the distribution of Debt Strategies II Common Stock to the respective stockholders of the Acquired Funds under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Debt Strategies II as a result of the Merger; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of the Acquired Funds on the conversion of their shares into Debt Strategies II Common Stock (except to the extent that common stockholders receive cash representing an interest in fractional shares of Debt Strategies II Common Stock in the Merger); (v) in accordance with Section 362(b) of the Code, the tax basis of the assets of the Acquired Funds in the hands of Debt Strategies II will be the same as the tax basis of such assets in the hands of the Acquired Fund that transferred them immediately prior to the consummation of the Merger; (vi) in accordance with Section 358 of the Code, immediately after the Merger, the tax basis of the Debt Strategies II Common Stock received by the stockholders of the Acquired Funds in the Merger will be equal to the tax basis of the Common Stock of the Acquired Fund converted pursuant to the Merger; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Debt Strategies II Common Stock will be determined by including the period for which such stockholder held the Common Stock of the Acquired Fund converted pursuant to the Merger, provided that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Debt Strategies II’s holding period with respect to the Acquired Funds’ assets transferred will include the period for which such assets were held by the Acquired Fund; (ix) the payment of cash to common stockholders of an Acquired Fund in lieu of fractional shares of Debt Strategies II Common Stock will be treated as though the fractional shares were distributed as part of the Merger and then redeemed, with the result that such stockholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder’s basis allocable to the Debt Strategies II fractional shares; and (x) the taxable year of each Acquired Fund will end on the Effective Date of the Merger and pursuant to Section 381(a) of the Code and regulations thereunder, Debt Strategies II will succeed to and take into account certain tax attributes of the Acquired Funds, such as earnings and profits, capital loss carryovers and method of accounting.

        Although, under Section 381(a) of the Code, Debt Strategies II will succeed to and take into account certain tax attributes of the Acquired Funds, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting, the Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(A) of the Code, which could reduce the benefit of these attributes to Debt Strategies II.

        Stockholders should consult their tax advisers regarding the effect of the Merger in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Merger.

        Regulated Investment Company Status.    The Funds have elected and qualified for taxation as RICs under Sections 851-855 of the Code, and, after the Merger, Debt Strategies II intends to continue to so qualify.

Capitalization

        The following table sets forth as of February 29, 2000 (i) the capitalization of Debt Strategies, (ii) the capitalization of Debt Strategies II, (iii) the capitalization of Debt Strategies III and (iv) the capitalization of the Surviving Fund as adjusted to give effect to the Merger.

Pro Forma Capitalization of Debt Strategies, Debt Strategies II, Debt Strategies III
and Surviving Fund as of February 29, 2000

	Debt Strategies	Debt Strategies II	Debt Strategies III	Pro Forma Adjustment	Surviving Fund as Adjusted(a)
Net Assets:
Net Assets Attributable to Common Stock	$226,474,542	$538,342,690	$103,079,422	(9,219,114)	$858,677,540
Shares of Common Stock Outstanding	31,425,226	62,610,000	11,010,000	(4,113,068)	100,932,158	(b)
Net Asset Value Per Share:
Common Stock	$ 7.21	$ 8.60	$ 9.36	—	$ 8.51	(c)

(a)
The adjusted balances are presented as if the Merger had been consummated on February 29, 2000 and are for informational purposes only. Assumes distribution of undistributed net investment income and accrual of estimated Merger expenses of approximately $791,000. No assurance can be given about how many shares of Debt Strategies II Common Stock will be received by holders of Common Stock of Debt Strategies or Debt Strategies III on the Effective Date, and the foregoing should not be relied upon to reflect the number of shares of Debt Strategies II Common Stock that actually will be received on or after such date.

(b)
Assumes the issuance of 38,322,158 shares of Debt Strategies II Common Stock, in exchange for the net assets of each of Debt Strategies and Debt Strategies III. The estimated number of shares issued was based on the net asset value of each Fund, net of distributions, on February 29, 2000.

(c)
Net Asset Value Per Share of Common Stock net of Merger-related expenses and distribution of undistributed net investment income of $5,195,536 for Debt Strategies II, $2,144,532 for Debt Strategies and $1,088,046 for Debt Strategies III.

        To assist you in your consideration of the Merger, the following section provides a more detailed comparison of the Funds.

Investment Objective and Policies

        The structure, organization and investment policies of the Funds are substantially similar. Each Fund seeks as a fundamental investment objective current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including Corporate Loans, which are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s or BBB or lower by S&P) or unrated debt instruments which are in the judgment of the investment adviser of equivalent quality. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. As a secondary objective, each Fund seeks capital appreciation. Up to 35% of the total assets of Debt Strategies and up to 20% of the total assets of Debt Strategies II and Debt Strategies III may be invested in Distressed Securities, which includes publicly offered or privately placed debt securities and Corporate Loans which, at the time of investment, are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or payment of interest or are rated in the lowest rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the investment adviser of equivalent quality. Up to 20% of each Fund’s total assets may be invested in financial instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units, provided that the foreign issuers of any non-U.S. dollar denominated instruments purchased by each Fund are domiciled in a country that is a member of OECD. Each Fund does not currently intend to hedge its non-U.S. dollar denominated portfolio investments. For these reasons, an investment in each Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See “Risk Factors and Special Considerations.” Up to 20% of each Fund’s total assets can be invested in convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred stock. As a result of conversions of convertible securities or upon an exchange offer or bankruptcy plan of reorganization, a significant portion of each Fund’s total assets may be invested in common stock at certain points in time. Under normal market conditions, at least 65% of each Fund’s total assets will be invested in debt instruments. Each Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of each Fund (as defined in the Investment Company Act). There can be no assurance that the investment objectives of each Fund will be realized.

        Each Fund’s investment policies permit investment in the following asset classes which are described in greater detail below: (i) senior and subordinated Corporate Loans, both secured and unsecured, issued either directly by the borrower or in the form of participation interests in Corporate Loans made by banks and other financial institutions; (ii) publicly offered and privately placed high-yield debt securities, senior and subordinated, both secured and unsecured; and (iii) convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred stock. The debt securities and Corporate Loans in which each Fund invests may pay interest at fixed rates or at rates that float at a margin above a generally recognized base lending rate such as the prime rate of a designated U.S. bank, or that adjust periodically at a margin above the CD rate or LIBOR.

        Subject to other investment restrictions applicable to each Fund, up to 10% of each Fund’s assets may be invested in debt instruments, including Corporate Loans, of investment companies (which may or may not be registered under the Investment Company Act) whose portfolio securities consist entirely of (i) corporate debt or equity securities acceptable to each Fund’s investment adviser or (ii) money market instruments.

        Under unusual market or economic conditions or for temporary or defensive or liquidity purposes, each Fund may invest up to 100% of its assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposits, banker’s acceptances, and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed-income securities deemed by the investment adviser to be consistent with a defensive posture. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

        Although each Fund will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below by Moody’s and CC or below by S&P) unless the investment adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings.

        Each Fund’s investment philosophy is based on the belief that, under varying economic and market conditions, certain debt instruments will perform better than other debt instruments. Each Fund’s fully managed approach puts maximum emphasis on the flexibility of the investment adviser to analyze various opportunities among debt instruments and to make judgments regarding which debt instruments provide, in the opinion of the investment adviser, the highest potential opportunity for current income and, secondarily, capital appreciation. This approach distinguishes each Fund from other funds which often seek either capital growth or current income or are restricted to fixed-rate securities or floating rate instruments. Consistent with this approach, when changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, each Fund may purchase higher-rated securities if the investment adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield.

        Investment in the Common Stock of each Fund offers the individual investor several potential benefits. First, each Fund offers the opportunity to participate in a portfolio which may contain investments, such as Corporate Loans, that historically have been available mainly to institutional investors. In managing such a portfolio, the investment adviser provides professional management which includes the extensive credit analysis needed to invest in Corporate Loans, junk bonds and Distressed Securities. Each Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. Additionally, the investment adviser may seek to enhance the yield or capital appreciation of each Fund’s Common Stock by leveraging each Fund’s capital structure through the borrowing of money or the issuance of short-term debt securities or shares of preferred stock. These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. The use of leverage also involves certain expenses and risk considerations.

        Each Fund may engage in various portfolio strategies to seek to increase its return and to hedge its portfolio against movements in interest rates or foreign currencies through the use of interest rate or foreign currency swap transactions, the purchase of call and put options on securities, the sale of covered call and put options on its portfolio securities and transactions in financial futures and related options on such futures. Each of these portfolio strategies is described below. There can be no assurance that each Fund will employ these strategies or that, if employed, they will be effective.

        Each Fund may invest in, among other things, the types of instruments described below:

Description of Corporate Loans

        The Corporate Loans in which each Fund may invest generally consist of direct obligations of a borrower undertaken to finance the growth of the borrower’s business internally or externally, or to finance a capital restructuring. Corporate Loans may also include obligations of a borrower issued in connection with a restructuring or a bankruptcy. A significant portion of the Corporate Loans in which each Fund invests are highly leveraged loans, such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition loans. Such Corporate Loans may be structured to include both term loans, which are generally fully funded at the time of each Fund’s investment and revolving credit facilities, which would require each Fund to make additional investments in Corporate Loans as required under the terms of the credit facility. Such Corporate Loans may also include receivables purchase facilities, which are similar to revolving credit facilities secured by a borrower’s receivables.

        Each Fund may invest in senior and subordinated Corporate Loans, both secured and unsecured. The Corporate Loans in which each Fund invests may be senior debt obligations of the borrower and may, in some instances, hold the most senior position in the capital structure of the borrower (i.e. not subordinated to other debt obligations in right of payment). Corporate Loans which are senior debt obligations of the borrower may be wholly or partially secured by collateral, or may be unsecured. However, even in the case of a secured Corporate Loan, upon an event of default the ability of a lender to have access to the collateral, if any, or otherwise recover its investment may be limited by bankruptcy and other insolvency laws. The collateral may decline subsequent to each Fund’s investment in the Corporate Loan. Under certain circumstances, the collateral may be released with the consent of the syndicate of lenders and the lender which is administering the Corporate Loan on behalf of the syndicate (“Agent Bank”) or pursuant to the terms of the underlying credit agreement with the borrower. There is no assurance that the liquidation of the collateral would satisfy the borrower’s obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, each Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of the investment and possibly, its net asset value.

        In addition to senior and secured Corporate Loans, each Fund may invest in Corporate Loans which are unsecured and subordinated. A Corporate Loan which is unsecured is not supported by any specific pledge of collateral and therefore constitutes only a general obligation of the borrower. In addition to being unsecured a Corporate Loan in which each Fund may invest may be subordinate in right of payment to the senior debt obligations of the borrower. Upon a liquidation or bankruptcy of the borrower the senior debt obligations of the borrower are often required to be paid in full before the subordinated debt holders are permitted to receive any distribution on behalf of their claim. Distributions, if any, to subordinated debt holders in such situations may consist in whole or in part in non-income producing securities, including common stock. Accordingly, following an event of default or liquidation or bankruptcy of a borrower, there can be no assurance that the assets of the borrower will be sufficient to satisfy the claims of unsecured and subordinated debt holders or that such debt holders will receive income producing debt securities in satisfaction of their claims. As a result, each Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and possibly, its net asset value.

        Corporate Loans made in connection with highly leveraged transactions are subject to greater risks than other Corporate Loans in which each Fund may invest. These credit risks include a greater possibility of default or bankruptcy of the borrower, and the potential assertion that the pledging of collateral, if any, to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the borrower under applicable law. Highly leveraged Corporate Loans may also be less liquid than other Corporate Loans.

        The rate of interest payable on floating or variable rate Corporate Loans is established as the sum of a base lending rate used by commercial lenders plus a specified margin. These base lending rates generally are the Prime Rate of a designated U.S. bank, London Interbank Offered Rate (“LIBOR”), the Certificate of Deposit (“CD”) rate or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Corporate Loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Corporate Loans is reset periodically, typically every 30 days to one year. Certain of the floating or variable rate Corporate Loans in which each Fund will invest may permit the borrower to select an interest rate reset period of up to one year. A portion of each Fund’s portfolio may be invested in Corporate Loans with longer interest rate reset periods or fixed interest rates which are generally more susceptible to interest rate risks in the event of fluctuations in prevailing interest rates.

        Each Fund may receive and/or pay certain fees in connection with its investments in Corporate Loans. These fees are in addition to interest payments received and may include facility fees, commissions and prepayment penalty fees. When each Fund buys a Corporate Loan it may receive a facility fee and when it sells a Corporate Loan it may pay a facility fee. In certain circumstances, each Fund may receive a prepayment penalty fee on the prepayment of a Corporate Loan by a borrower. These fees are intended to adjust the yield on such Corporate Loans. In connection with the acquisition of Corporate Loans, each Fund may also acquire warrants and other debt or equity securities of the borrower or its affiliates. The acquisition of such securities will only be incidental to each Fund’s purchase of an interest in a Corporate Loan.

        In making an investment in a Corporate Loan, the investment adviser will consider factors deemed by it to be appropriate to the analysis of the borrower and the Corporate Loan. Such factors include financial ratios of the borrower such as pre-tax interest coverage, leverage ratios, and the ratios of cash flows to total debts and the ratio of tangible assets to debt. In its analysis of these factors, the investment adviser also will be influenced by the nature of the industry in which the borrower is engaged, the nature of the borrower’s assets and the investment adviser’s assessments of the general quality of the borrower.

        A borrower also may be required to comply with various restrictive covenants contained in any loan agreement between the borrower and the lending syndicate (“Corporate Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a Corporate Loan Agreement may contain a covenant requiring the borrower to prepay the Corporate Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of covenant (after giving effect to any cure period) which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration, i.e., the Agent Bank has the right to call the outstanding Corporate Loan, generally at the request of the lending syndicate.

        Each Fund has no restrictions on portfolio maturity, but it is anticipated that a majority of the Corporate Loans will have stated maturities ranging from five to ten years. However, such Corporate Loans usually will require, in addition to scheduled payments of interest and principal, the prepayment of the Corporate Loans from excess cash flow, as discussed above, and may permit the borrower to prepay at its election. The degree to which borrowers prepay Corporate Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other factors. Accordingly, prepayments cannot be predicted with accuracy.

        Loans to non-U.S. borrowers or to U.S. borrowers with significant non-dollar-denominated revenues may provide for conversion of all or part of the loan from a dollar-denominated obligation into a foreign currency obligation at the option of the borrower.

Description of Participation Interests

        Corporate Loans in which each Fund may invest are typically originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”) consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions, one or more of which acts as Agent Bank. Co-Lenders may sell Corporate Loans to third parties called “Participants.” Each Fund may invest in a Corporate Loan either by participating as a Co-Lender at the time the loan is originated or by buying an interest in the Corporate Loan from a Co-Lender or a Participant. Co-Lenders and Participants interposed between each Fund and a borrower, together with Agent Banks, are referred to herein as “Intermediate Participants.”

        Each Fund may invest in a Corporate Loan at origination as a Co-Lender or by purchasing a Corporate Loan from an Intermediate Participant by means of a novation, an assignment or a participation. In a novation, the Fund would assume all of the rights of the Intermediate Participant in a Corporate Loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as lender directly against the borrower and would assume all of the obligations of the Intermediate Participant, including any obligation to make future advances to the borrower. As a result, therefore, each Fund would have the status of a Co-Lender. As an alternative, each Fund may purchase an assignment of all or a portion of an Intermediate Participant’s interest in a Corporate Loan, in which case each Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender’s rights in the Corporate Loan. Each Fund also may purchase a participation in a portion of the rights of an Intermediate Participant in a Corporate Loan by means of a participation agreement with such Intermediate Participant. A participation in the rights of an Intermediate Participant is similar to an assignment in that the Intermediate Participant transfers to each Fund all or a portion of an interest in a Corporate Loan. Unlike an assignment, however, a participation does not establish any direct relationship between each Fund and the borrower. In such a case, each Fund would be required to rely on the Intermediate Participant that sold the participation not only for the enforcement of each Fund’s rights against the borrower but also for the receipt and processing of payments due to each Fund under the Corporate Loan. Each Fund will not act as an Agent Bank, guarantor, sole negotiator or sole structurer with respect to a Corporate Loan.

        Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the borrower, in the event that the borrower fails to pay principal and interest when due, each Fund may be subject to delay, expense and risks that are greater than those that would be involved if each Fund could enforce its rights directly against the borrower. Moreover, under the terms of the participation, each Fund may be regarded as a creditor of the Intermediate Participant (rather than of the borrower), so that each Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below. Further, in the event of the bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the Corporate Loan may be subject to certain defenses that can be asserted by such borrower as result of improper conduct by the Agent Bank or Intermediate Participant.

        Because each Fund will regard the issuer of a Corporate Loan as including the borrower under a Corporate Loan Agreement, the Agent Bank and any Intermediate Participant, each Fund may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, each Fund is subject to certain risks associated with such institutions. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make and the profitability of these institutions is largely dependent on the availability and cost of capital funds. In addition, general economic conditions are important to the operation of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulations. Individual companies may be exposed to material risks, including reserve inadequacy.

        In a typical Corporate Loan, the Agent Bank administers the terms of the Corporate Loan Agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the Corporate Loan Agreement. Each Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments on the Corporate Loan. Furthermore, each Fund will rely on the appropriate creditor remedies against the borrower. Typically, under Corporate Loan Agreements, the Agent Bank is given broad discretion in enforcing the Corporate Loan Agreement, and it is obliged to use only the same care it would use in the management of its own property. For these services the borrower compensates the Agent Bank. Such compensation may include special fees paid on structuring and funding the Corporate Loan and other fees paid on a continuing basis.

        In the event that an Agent Bank becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, assets held by the Agent Bank under the Corporate Loan Agreement should remain available to holders of Corporate Loans. If, however, assets held by the Agent Bank for the benefit of each Fund are determined by an appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s general or secured creditors, each Fund might incur certain costs and delays in realizing payment on a Corporate Loan, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise, as described above.

        Intermediate Participants may have certain obligations pursuant to a Corporate Loan Agreement, which may include the obligation to make future advances to the borrower in connection with revolving credit facilities in certain circumstances. Each Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in liquid instruments. Each Fund will not invest in Corporate Loans that would require each Fund to make any additional investments in connection with such future advances if such commitments would exceed 20% of each Fund’s total assets or would cause each Fund to fail to meet the diversification requirements described under “Investment Objectives and Policies.”

Description of High-Yield Securities

        Each Fund may invest in high-yield corporate debt securities, including Corporate Loans, which are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s and BBB or lower by S&P), or in unrated securities considered by the investment adviser to be of comparable quality. Securities rated below Baa by Moody’s or below BBB by S&P, and unrated securities of comparable quality, are commonly known as “junk bonds.”

        Although high-yield securities can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. As described under “Risk Factors and Special Considerations,” economic conditions and interest rate levels may impact significantly the values of high-yield securities. In addition, high-yield securities are often unsecured and subordinated obligations of the issuer. Accordingly, following an event of default or liquidation or bankruptcy of the issuer, each Fund might not receive payments to which it is entitled, or may receive distributions of non-income producing securities, including common stock, and thereby may experience a decline in the value of its investment and possibly its net asset value.

        Selection and supervision of high-yield securities by the investment adviser involves continuous analysis of individual issuers, general business conditions and other factors which may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The investment adviser’s analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities and the economic outlook for specific industries. While the investment adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the investment adviser performs its own independent credit analysis of issuers and, consequently, each Fund may invest, without limit, in unrated securities. As a result, each Fund’s ability to achieve its investment objectives may depend to a greater extent on the investment adviser’s own credit analysis than investment companies which invest in higher-rated securities. Although each Fund will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below by Moody’s and CC or below by S&P) unless the investment adviser believes that the financial condition of the issuers or the protection afforded to the particular securities is stronger than would otherwise be indicated by such ratings. Securities which subsequently are downgraded may continue to be held by each Fund and will be sold only if, in the judgment of the investment adviser, it is advantageous to do so.

        In connection with its investments in corporate debt securities, or restructuring of investments owned by each Fund, each Fund may receive warrants or other non-income producing debt or equity securities. Each Fund may retain such securities until the investment adviser determines it is appropriate in light of current market conditions to effect a disposition of such securities.

        When changing economic and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, each Fund may purchase higher-rated securities if the investment adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.

Description of Distressed Securities

        Debt Strategies may invest up to 35% and Debt Strategies II and Debt Strategies III may invest up to 20% of their respective total assets in Distressed Securities. Distressed Securities are high yield/high risk securities, including Corporate Loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by each Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the investment adviser of equivalent quality. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require each Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent each Fund pursues its secondary objective of capital appreciation through investment in Distressed Securities, each Fund’s ability to achieve current income for its shareholders may be diminished. Each Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied; e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation. In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by each Fund, there can be no assurance that the securities or other assets received by each Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by each Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of each Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, each Fund may be restricted from disposing of such securities.

Description of Convertible Securities and Preferred Stock

        A convertible security is a bond, debenture, note or preferred stock that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible securities of the same issuer. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by each Fund is called for redemption, each Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

        Each Fund may invest in non-convertible preferred stock which generally entitles the holders to receive a dividend payment. Holders of preferred stock have a claim on the assets of the issuer prior to the common stockholders but subordinate to the creditors and holders of debt instruments of the same issuer. Preferred stock may be subject to redemption at the option of the issuer at a price established in the preferred stock governing instrument.

Illiquid Securities

        Corporate Loans, junk bonds, and other securities held by each Fund may not be readily marketable and may be subject to restrictions on resale. Although Corporate Loans are transferred among certain financial institutions, as described above, the Corporate Loans in which each Fund invests may not have the liquidity of conventional debt securities traded in the secondary market and may be considered illiquid. As the market for Corporate Loans continues to become more seasoned, the investment adviser expects that liquidity will improve. Each Fund has no limitation on the amount of its investments which are not readily marketable or are subject to restrictions on resale.

Other Investment Policies

        Each Fund has adopted certain other policies as set forth below:

        Leverage.     Each Fund is authorized to utilize leverage in amounts up to 33 1 /3% of its total assets (including the assets obtained from leverage) to provide common stockholders with a potentially higher rate of return. Debt Strategies, Debt Strategies II and Debt Strategies III each has entered into a separate credit agreement with certain conduit and secondary lenders providing for a secured revolving credit facility under the following terms:

	Commitment Amount	Expiration Date
Debt Strategies	$105 million	July 3, 2001
Debt Strategies II	$250 million	July 3, 2001
Debt Strategies III	$ 48 million	July 3, 2001

        Pursuant to each credit facility, each Fund expects to pay interest on each advance thereunder at a per annum rate equivalent to the weighted average of the per annum rates paid or payable by the various conduit lenders as interest on commercial paper notes issued by such conduit lenders that are allocated, to fund the making or maintenance of such advances, which rates shall reflect and give effect to the commissions of placement agents and dealers in respect of such commercial paper notes, if any, (the “CP Rate”). In the event the CP Rate is unavailable, the advances will ordinarily bear interest at a per annum rate equal to the one-, two- or three-month eurodollar rate (as selected by such Fund) (adjusted for reserves) plus 0.75%. All interest is payable monthly in arrears. In addition, each Fund will pay certain upfront structuring fees, as well as ongoing program and liquidity fees associated with participation in the credit facility.

        As part of the Merger, Debt Strategies II expects to enter into an amendment to its credit facility to increase the total commitment thereunder in an amount sufficient to refinance the outstanding credit facilities of Debt Strategies and Debt Strategies III in a principal amount approximately equal to the aggregate commitment amount of the currently outstanding credit facilities. If stockholders do not approve the Merger, or if prior to the Merger a Fund’s existing credit facility expires, that Fund may renegotiate its existing credit facility, enter into a new credit facility with another lender, or operate without a credit facility. Each Fund will generally not utilize leverage if it anticipates that its leveraged capital structure would result in a lower return to holders of the Common Stock than that obtainable if the Common Stock were unleveraged for any significant amount of time. Each Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which may otherwise require untimely dispositions of Fund securities. Each Fund at times may borrow from affiliates of the investment adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. The fee paid to the investment adviser will be calculated on the basis of each Fund’s assets, including proceeds from borrowings for leverage and the issuance of preferred stock.

        Under each Fund’s existing credit facility, the Funds may not pay dividends or make distributions if there is a principal payment default, a bankruptcy default with respect to such Fund, such Fund is not in compliance with its borrowing base test or asset coverage test under such credit facility (and such default is not cured within five business days) or the maturity date of the credit facility has been accelerated due to the occurrence and continuance of an event of default thereunder by such Fund. See “Dividends and Distributions.”

        The concept of leveraging is based on the premise that the cost of the assets to be obtained from leverage will be based on short-term rates which normally will be lower than the return earned by each Fund on its longer term portfolio investments. Since the total assets of each Fund (including the assets obtained from leverage) will be invested in higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of Common Stock will be the beneficiaries of the incremental return. Should the differential between the return on the underlying assets and the cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long-term rates rise, the Common Stock net asset value will reflect the decline in the value of portfolio holdings resulting therefrom.

        Leverage creates risks for the holders of Common Stock, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in interest rates on borrowings or in the dividend rates on any preferred stock may affect the return to the holders of Common Stock. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, each Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return of each Fund will be less than if leverage had not been used, and therefore the amount available to shareholders as dividends and other distributions will be reduced. In the latter case, the investment adviser in its best judgment may nevertheless determine to maintain each Fund’s leveraged position if it expects that the benefits to each Fund’s stockholders of maintaining the leveraged position will outweigh the current reduced return.

        Capital raised through leverage will be subject to interest costs or dividend payments which may or may not exceed the income and appreciation on the assets purchased. Each Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of preferred stock involves offering expenses and other costs and may limit each Fund’s freedom to pay dividends on shares of Common Stock or to engage in other activities. Borrowings and the issuance of preferred stock having priority over each Fund’s Common Stock create an opportunity for greater return per share of Common Stock, but at the same time such borrowing or issuance of preferred stock is a speculative technique in that it will increase each Fund’s exposure to capital risk. Such risks may be reduced through the use of borrowings and preferred stock that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceeds the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of each Fund compared with what it would have been without leverage.

        Certain types of borrowings may result in each Fund being subject to covenants in credit agreements relating to asset coverage, borrowing base and portfolio composition requirements. Each Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the short-term corporate debt securities or preferred stock. These covenants or guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede the investment adviser from managing each Fund’s portfolio in accordance with each Fund’s investment objectives and policies.

        Under the Investment Company Act, no Fund is permitted to incur indebtedness unless immediately after such incurrence each Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1 /3% of each Fund’s total assets). Additionally, under the Investment Company Act no Fund may declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of such Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the Investment Company Act, no Fund is permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of such Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of each Fund’s total assets). In addition, no Fund is permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the net asset value of each Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is a least 200% of such liquidation value. In the event shares of preferred stock are issued, each Fund intends, to the extent possible, to purchase or redeem shares of preferred stock from time to time to maintain coverage of any preferred stock of at least 300%.

        Each Fund’s willingness to borrow money and issue new securities for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

        Assuming the utilization of leverage by borrowings in the amount of approximately 33 1 /3% of each Fund’s total assets, and an annual borrowing rate of 7.00% payable on such leverage based on the estimated borrowing costs as of the date of this Joint Proxy Statement and Prospectus, the annual return that each Fund’s portfolio must experience (net of expenses) in order to cover such borrowing costs would be 2.33%.

        The following table is designed to illustrate the effect on the return to a holder of Debt Strategies II Common Stock of the leverage obtained by borrowings in the amount of approximately 33 1 /3% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. This information is presented only for Debt Strategies II because it would be identical for Debt Strategies, Debt Strategies III and the Surviving Fund.

Debt Strategies II
Assumed Portfolio Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Stock Return	(19)%	(11)%	(4)%	4%	12%

Interest Rate Transactions

        In order to hedge the value of each Fund’s portfolio against interest rate fluctuations or to enhance each Fund’s income each Fund may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities each Fund anticipates purchasing at a later date. Each Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, each Fund may also invest in interest rate swaps to enhance income or increase each Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

        In an interest rate swap, each Fund exchanges with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if each Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable each Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if each Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect each Fund from a reduction in yield due to falling interest rates and may permit each Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

        Each Fund usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with each Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by each Fund’s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of each Fund’s obligations will be accrued on a daily basis, and the full amount of each Fund’s obligations will be maintained in a segregated account by each Fund’s custodian.

        Each Fund may also engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. Each Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. No Fund will enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of such Fund.

        Typically, the parties with which each Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. Each Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the investment adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, each Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are more recent innovations and are less liquid than swaps. Certain Federal income tax requirements may limit each Fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders.

Foreign Currency Swaps

        Each Fund may enter into foreign currency swaps in order to hedge non-U.S. dollar denominated portfolio investments, although the Funds have no current intention to do so.

        Foreign currency swaps involve the exchange by the lenders, including each Fund, with another party (the “counterparty”) of the right to receive the currency in which the loan is denominated for the right to receive dollars. Each Fund will generally enter into a transaction subject to a foreign currency swap only if, at the time of entering into such swap, the outstanding debt obligations of the counterparty are investment grade; i.e., rated BBB or A-3 or higher by S&P, Baa or B3 or higher by Moody’s, BBB or F4 or higher by Fitch IBCA, Inc., or are determined to be of comparable quality in the judgment of the investment adviser. The amounts of dollar payments to be received by the lenders and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects each Fund from fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of dollars. If there is a default by the counterparty each Fund will have contractual remedies pursuant to the swap arrangement. However, the dollar value of each Fund’s right to foreign currency payments under the loan will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or each Fund is unable to recover damages from the defaulting counterparty. If the borrower defaults on or prepays the underlying Corporate Loan, each Fund may be required pursuant to the swap arrangements to compensate the counterparty to the extent of fluctuations inexchange rates adverse to the counterparty. In the event of such a default or prepayment, an amount of cash or liquid instruments having an aggregate net asset value at least equal to the amount of compensation that must be paid to the counterparty pursuant to the swap arrangements will be maintained in a segregated account by each Fund’s custodian.

Options on Portfolio Securities

        Call Options on Portfolio Securities.    Each Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives each Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. Each Fund also is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where each Fund, in return for a premium, gives another party a right to buy specified securities owned by each Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, each Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Fund’s ability to sell the underlying security will be limited while the option is in effect unless each Fund effects a closing purchase transaction. A closing purchase transaction cancels out each Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge against the price of the underlying security declining. Each Fund may also purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

        Put Options on Portfolio Securities.    Each Fund is authorized to purchase put options to hedge against a decline in the value of its securities. By buying a put option, each Fund has a right to sell the underlying security at the exercise price, thus limiting each Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out each Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. Each Fund also has authority to write (i.e., sell) put options on the types of securities which may be held by each Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. Each Fund will receive a premium for writing a put option, which increases each Fund’s return. Each Fund will not sell puts if, as a result, more than 50% of each Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions. The Fund may purchase and sell put options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is less than the exercise price of the option.

Financial Futures and Options Thereon

        Each Fund is authorized to engage in transactions in financial futures contracts (“futures contracts”) and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities and interest rates or to enhance each Fund’s income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”). Transactions by each Fund in futures contracts and financial futures are subject to limitations as described below under “Restrictions on the Use of Futures Transactions.”

        Each Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities which may be held by each Fund will fall, thus reducing the net asset value of each Fund. However, as interest rates rise, the value of each Fund’s short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of each Fund’s investments which are being hedged. While each Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which each Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. Each Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, each Fund will purchase securities upon termination of the futures contract.

        Each Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which each Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, each Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which each Fund intends to purchase.

        Each Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See “Restrictions on OTC Options” below for information as to restrictions on the use of OTC options.

        Restrictions on the Use of Futures Transactions.    Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a “commodity pool,” as defined under such regulations, provided that each Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bonafide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of each Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

        When each Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be deposited in a segregated account with each Fund’s custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

        An order has been obtained from the SEC which exempts each Fund from certain provisions of the Investment Company Act in connection with transactions involving futures contracts and options thereon.

        Restrictions on OTC Options.    Each Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors In Interest Rate Transactions and Options and Futures Transactions

        The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities which are the subject of such transaction. If the Investment adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of each Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by each Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that each Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and each Fund continues to be obligated to make payments to the other party to the swap, each Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, each Fund’s risk of loss consists of the net amount of interest payments that each Fund contractually is entitled to receive. In the case of a purchase by each Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Investment adviser expects to achieve an acceptable degree of correlation between each Fund’s rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

        Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, each Fund will experience again or loss which will not be completely offset by movements in the price of the subject of the hedge. This risk particularly applies to each Fund’s use of futures and options thereon since it will generally use such instruments as also called “cross-hedge,” which means that the security that is the subject of the futures contract is different from the security being hedged by the contract.

        Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on each Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by each Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom each Fund has an open position in an option, a futures contract or an option related to a futures contract.

Other Investment Strategies

        Repurchase Agreements.    Each Fund may enter into repurchase agreements with respect to its permitted investments with financial institutions that (i) have, in the opinion of the investment adviser, substantial capital relative to each Fund’s exposure, or (ii) have provided each Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement each Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. Each Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date usually is within seven days of the original purchase date. Repurchase agreements are deemed to be loans under the Investment Company Act. In all cases, the Investment adviser must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, each Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities each Fund purchases may have declined, each Fund could experience a loss.

        Reverse Repurchase Agreements.    Each Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by each Fund with an agreement by each Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Risk Factors and Special Considerations” and “Other Investment Policies—Leverage” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time each Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing cash or liquid instruments having a value not less than the repurchase price (including accrued interest). If each Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by each Fund; however, under circumstances in which each Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of each Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities each Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce each Fund’s obligation to repurchase the securities, and each Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, each Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

        Lending of Portfolio Securities.    Each Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1 /3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by each Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by each Fund. Alternatively, if securities are delivered to each Fund as collateral, each Fund and the borrower negotiate a rate for the loan premium to be received by each Fund for lending its portfolio securities. In either event, the total yield on each Fund’s portfolio is increased by loans of its portfolio securities. Each Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. Each Fund may pay reasonable finder’s, administrative and custodial fees in connection with such loans.

        When-Issued and Forward Commitment Securities.    Each Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but each Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If each Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time each Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times exceed the corresponding obligations of each Fund. There is always a risk that the securities may not be delivered, and each Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by each Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Investment Restrictions

        The Funds have identical investment restrictions. The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock. (For this purpose and under the Investment Company Act, “majority” means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares.) No Fund may:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2.	Make investments for the purpose of exercising control or management.

3.
Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act.

5.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6.
Make loans to other persons, except (i) to the extent that the Fund may be deemed to be making loans by purchasing Corporate Loans, as a Co-Lender or otherwise, and other debt securities and entering into repurchase agreements in accordance with its investment objectives, policies and limitations, and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 [1] /3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this Prospectus.

7.
Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that to the extent that the Fund invests in Corporate Loans the Fund may invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term “issuer” includes the borrower, the Agent Bank and any Intermediate Participant (as defined under “Investment Objectives and Policies”).

        Additional investment restrictions adopted by each Fund, which may be changed by the Board of Directors without stockholder approval, provide that no Fund may:

        a.   Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund’s total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund’s total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

        b.   Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

        c.   Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

        d.   Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on portfolio securities and related indices or otherwise in connection with bona fide hedging activities.

        If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

        FAM and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) are owned and controlled by Merrill Lynch & Co., Inc. (“ML & Co.”). Because of the affiliation of Merrill Lynch with FAM, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal.

        The Funds have established procedures for blocking the use of inside information in securities transactions (commonly referred to as “Chinese Wall procedures”). As a result, the Fund’s purchase of a security in a private placement may deprive the Fund of investment in certain publicly traded securities of the same issuer and the Fund’s purchase of a publicly traded security may deprive the Fund of the opportunity to purchase certain privately placed securities of the same issuer. Also, in relation to other funds managed by the same portfolio manager as the Fund, if one fund buys a security that is publicly traded or privately placed, respectively, the other fund may be deprived of the opportunity to buy a security of the same issuer that is privately placed or publicly traded, respectively.

Portfolio Composition

        Although the investment portfolios of the Funds must satisfy the same standards with respect to credit quality, the actual securities owned by each Fund are different. As a result, there are certain differences in the composition of the three investment portfolios. The tables below set forth ratings information concerning long-term debt obligations in each Fund’s portfolio as of February 29, 2000.

Debt Strategies

S&P*	Number Of Issues	Value (In Thousands)**	Percent
BBB	5	$ 12,519	4.40%
BB	29	35,340	12.42
B	105	146,984	51.65
CCC	15	13,123	4.61
CC	3	3,380	1.19
D	3	994	0.35
NR	36	72,233	25.38

	196	$284,573	100.00%

* Ratings: S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. See Exhibit IV—“Ratings of Corporate Bonds.”
** Representing 98% of total market value of $291.1 million as of February 29, 2000.

Debt Strategies II

S&P*	Number Of Issues	Value (In Thousands)**	Percent
BBB	4	$ 11,304	1.69%
BB	47	156,791	23.41
B	142	337,382	50.38
CCC	20	45,602	6.81
D	3	2,449	0.37
NR	31	116,094	17.34

	247	$669,622	100.00%

* Ratings: S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. See Exhibit IV—“Ratings of Corporate Bonds.”
** Representing 97% of total market value of $689.6 million as of February 29, 2000.

Debt Strategies III

S&P*	Number Of Issues	Value (In Thousands)**	Percent
BBB	2	$ 1,447	1.09%
BB	39	38,346	28.81
B	98	59,379	44.60
CCC	10	7,720	5.80
D	1	640	0.48
NR	18	25,590	19.22

	168	$133,122	100.00%

*	Ratings: S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. See Exhibit IV—“Ratings of Corporate Bonds.”
**	Representing 96% of total market value of $138.9 million as of February 29, 2000.

Portfolio Transactions

        The procedures for engaging in portfolio transactions are the same for each Fund. Subject to policies established by the Board of Directors of each Fund, FAM is primarily responsible for the execution of each Fund’s portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

        None of the Funds has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

        Each Fund purchases Corporate Loans in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In selecting such financial institutions, FAM may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While such financial institutions generally are not required to repurchase Corporate Loans which they have sold, they may act as principal or on an agency basis in connection with the Fund’s disposition of Corporate Loans.

        Each Fund invests in securities that are primarily traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, the Funds do not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

Portfolio Turnover

         Generally, no Fund purchases securities for short-term trading profits. However, any Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by a Fund, and also has certain tax consequences for stockholders. The portfolio turnover rate for each Fund for the periods indicated is set forth below:

	Year Ended February 29, 2000	Year Ended February 28, 1999
Debt Strategies	48.73%	61.30%

	Year Ended February 29, 2000	Period March 27, 1998† To February 28, 1999
Debt Strategies II	61.76%	89.76%

	Year Ended February 29, 2000	Period July 31, 1998† To February 28, 1999
Debt Strategies III	50.07%	50.99%

†	Commencement of operations.

Net Asset Value

        The net asset value per share of Common Stock of each Fund is determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by a Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of preferred stock is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily.

        Corporate Loans in which each Fund invests will be valued in accordance with guidelines established by the Board of Directors. Under the Funds’ current guidelines, the Funds will utilize the valuations of corporate loans furnished by an independent third-party pricing service approved by the respective Board of Directors. The pricing service typically values Corporate Loans for which the pricing service can obtain at least two price quotations from banks or dealers in Corporate Loans by calculating the mean of the last available bid and asked prices in the market for such Corporate Loans, and then using the mean of those two means. For those Corporate Loans for which the pricing service can obtain one price quote, the pricing service will value the Corporate Loan at the mean between the bid and asked price for such Corporate Loan. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by the pricing service through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for a Corporate Loan, the Investment Adviser will value the Corporate Loan at fair value, which is intended to be market value. In valuing a Corporate Loan at fair value, the Investment Adviser will consider, among other factors (i) the creditworthiness of the borrower and any intermediate participants, (ii) the current interest rate period until the next interest rate resets and maturity of the Corporate Loan, (iii) recent prices in the market for similar Corporate Loans, if any and (iv) recent prices in the market for instruments of similar quality, rate period until the next interest rate reset and maturity.

        Other portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer’s future prosperity, liquidation value or third party transactions involving the issuer’s securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of each Fund.

        Each Fund determines and makes available for publication the net asset value of its Common Stock weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

Capital Stock

        Each Fund has outstanding Common Stock. The Common Stock of each Fund is traded on the NYSE. The shares of Common Stock of Debt Strategies commenced trading on the NYSE on June 2, 1997. As of May 31, 2000, the net asset value per share of Common Stock of Debt Strategies was $6.75 and the market price per share was $6.0625. The shares of Common Stock of Debt Strategies II commenced trading on the NYSE on March 30, 1998. As of May 31, 2000, the net asset value per share of Common Stock of Debt Strategies II was $8.10 and the market price per share was $7.125. The shares of Common Stock of Debt Strategies III commenced trading on the NYSE on August 3, 1998. As of May 31, 2000, the net asset value per share of Common Stock of Debt Strategies III was $8.84 and the market price per share was $8.1875.

        Each Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as Common Stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption.

    Common Stock

        Holders of each Fund’s Common Stock are entitled to share pro rata in the net assets of a Fund available for distribution to holders of the Common Stock. See “Voting Rights” below. Holders of a Fund’s Common Stock do not have preemptive or conversion rights and shares of a Fund’s Common Stock are not redeemable. The outstanding shares of Common Stock of each Fund are fully paid and nonassessable.

        In the event that a Fund issues preferred stock and so long as any shares of that Fund’s preferred stock are outstanding, holders of that Fund’s Common Stock will not be entitled to receive any net income of or other distributions from that Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to preferred stock would be at least 200% after giving effect to such distributions.

    Certain Provisions of the Charter

        Each Fund’s Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of a Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by vote of the holders of at least 66 2 /3% of the votes entitled to be voted on the matter. A Director elected by all of the holders of capital stock may be removed only by action of such holders.

        In addition, the Charter of each Fund requires the favorable vote of the holders of at least 66 2 /3% of all of a Fund’s shares of capital stock, then entitled to be voted, to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or

•	a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by stockholders of the Fund is required.

        In addition, conversion of a Fund to an open-end investment company would require an amendment to that Fund’s Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least 66 2 /3% of a Fund’s outstanding shares of capital stock (including any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and assuming preferred stock is issued, the affirmative vote of at least a majority of outstanding shares of preferred stock of that Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Stock no longer would be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock and would require changes in certain of a Fund’s investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

        The Board of Directors of each Fund has determined that the 66 2 /3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the SEC for the full text of these provisions.

Management of the Funds

         Directors and Officers.    The Board of Directors of Debt Strategies, Debt Strategies II and Debt Strategies III currently consists of the same seven persons, five of whom are not “interested persons,” as defined in the Investment Company Act. The Directors of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law. The Funds have the same slate of officers. For further information regarding the Directors and officers of each Fund, see “Item 2. Election of Directors” and Exhibit I—“Information Pertaining to Each Fund.”

        The portfolios of each fund are managed by Richard C. Kilbride and Gilles Marchand. After the Merger, the Surviving Fund will be managed by the same management team. The portfolio managers are primarily responsible for the management of the applicable Fund’s portfolio. Biographical information about Messrs. Kilbride and Marchand is contained in Exhibit I to this Proxy Statement and Prospectus.

         Management and Advisory Arrangements.    FAM, which is owned and controlled by ML & Co., serves as the investment adviser for each Fund pursuant to separate investment advisory agreements that, except for their termination dates, are identical. FAM provides each Fund with the same investment advisory and management services. MLIM and its affiliates (including FAM) act as investment advisers to more than 100 registered investment companies and offers services to individuals and institutional accounts. As of April 2000, MLIM and its affiliates had a total of approximately $568.0 billion in investment company and other portfolio assets under management. FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        Each Fund’s investment advisory agreement with FAM provides that, subject to the supervision of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Directors of that Fund.

        FAM provides the portfolio management for each Fund. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

        For the services provided by FAM under each Fund’s investment advisory agreement, each Fund pays a monthly fee at an annual rate of 0.60% of its average weekly net assets plus the proceeds of any outstanding borrowings used for leverage (i.e., the average weekly value of the total assets of a Fund, including proceeds from the issuance of preferred stock, minus the sum of accrued liabilities of the Fund, any accrued and unpaid interest on outstanding borrowings and accumulated dividends on its shares of preferred stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. After the Merger, the Surviving Fund would pay FAM a monthly fee at the annual rate of 0.60% of its average weekly net assets plus the proceeds of any outstanding borrowings used for leverage as described above.

        Each Fund’s investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of a Fund, as well as the compensation of all Directors of a Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides accounting services to each Fund, and each Fund reimburses FAM for its respective costs in connection with such services.

        Unless earlier terminated as described below, the investment advisory agreement between each Fund and FAM will continue from year to year if approved annually (a) by the Board of Directors of a Fund or by a majority of the outstanding shares of a Fund and (b) by a majority of the Directors of a Fund who are not parties to such contract or “interested persons,” as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

         Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by FAM for a Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by FAM (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Code of Ethics

        The Board of Directors of each Fund has approved a Code of Ethics pursuant to Rule 17j-l under the Investment Company Act that covers each Fund and FAM (collectively, the “Codes”). The Codes significantly restrict the personal investing activities of all employees of FAM and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

        The Codes require that all employees of FAM preclear any personal securities investment (with limited exceptions, such as mutual funds, high quality short-term securities and direct obligations of the U.S. Government). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of FAM include a ban on acquiring any securities in a “hot” initial public offering and a prohibition from profiting on short-term trading securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by FAM. Furthermore, the Codes provide for trading “blackout periods” which prohibit trading by investment personnel of each Fund within seven calendar days before or after trading by a Fund in the same or equivalent security.

Voting Rights

        Voting rights are identical for the holders of shares of each Fund’s Common Stock. Holders of each Fund’s Common Stock are entitled to one vote for each share held. The shares of each Fund’s Common Stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund’s Common Stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund’s Common Stock will not be able to elect any of such Directors.

Stockholder Inquiries

         Stockholder inquiries with respect to any Fund may be addressed to such Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

Dividends and Distributions

        The Funds’ current policies with respect to dividends and distributions relating to shares of their Common Stock are identical. Each Fund intends to distribute substantially all of its net investment income monthly. All net realized long-term or short-term capital gains, if any, are distributed pro rata at least annually to holders of shares of a Fund’s Common Stock. For Federal tax purposes, a Fund is required to distribute substantially all of its net investment income for each year. Under the Investment Company Act, a Fund is not permitted to incur indebtedness unless immediately after such inccurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the Investment Company Act, a Fund may not declare any dividend or other distribution upon any class of their capital stock, or purchase any such capital stock, unless the aggregate indebtedness of such Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. While any shares of preferred stock are outstanding, a Fund may not declare any cash dividend or other distribution on its Common Stock, unless at the time of such declaration, (i) all accumulated preferred stock dividends have been paid and (ii) the net asset value of such Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to original purchase price per share plus any accumulated and unpaid dividends thereon). In addition to the limitations imposed by the Investment Company Act described in this paragraph, certain lenders may impose additional restrictions on the payment of dividends or distributions on a Fund’s Common Stock in the event of a default on such Fund’s borrowings. Any limitation on a Fund’s ability to make distributions on its Common Stock could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for holders of that Fund’s Common Stock. See “Comparison of the Funds—Tax Rules Applicable to the Funds and Their Stockholders.”

        For information concerning the manner in which dividends and distributions to holders of each Fund’s Common Stock may be reinvested automatically in shares of a Fund’s Common Stock, see “Automatic Dividend Reinvestment Plan” below. Dividends and distributions will be subject to the tax treatment discussed below, whether they are reinvested in shares of a Fund or received in cash.

Automatic Dividend Reinvestment Plan

        Pursuant to each Fund’s Automatic Dividend Reinvestment Plan (each, a “Plan”), unless a holder of a Fund’s Common Stock is ineligible or elects otherwise, all dividends and distributions are automatically reinvested by either The Bank of New York, as agent for Debt Strategies and Debt Strategies II stockholders in administering the Plan, or State Street Bank and Trust Company, as agent for stockholders of Debt Strategies III in administering the Plan (each, a “Plan Agent”), in additional shares of the applicable Fund’s Common Stock. The Bank of New York will be the Plan Agent for the Surviving Fund after the Merger. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in a Fund’s dividend reinvestment plan. Holders of a Fund’s Common Stock who are eligible or elect not to participate in a Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York or State Street Bank and Trust Company, as applicable, as dividend paying agent. Such stockholders may elect not to participate in a Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York or State Street Bank and Trust Company, as applicable, as dividend paying agent, at the address set forth below. Participation in each Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the applicable Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or capital gains distribution.

        Whenever a Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in a Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund’s Common Stock. The shares are acquired by the applicable Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of a Fund’s Common Stock from that Fund (“newly-issued shares”) or (ii) by purchase of outstanding shares of a Fund’s Common Stock on the open market (“open-market purchases”), on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share of a Fund’s Common Stock is equal to or less than the market price per share of that Fund’s Common Stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the applicable Plan Agent invests the dividend amount in newly-issued shares on behalf of the participant. The number of newly-issued shares of a Fund’s Common Stock to be credited to the participant’s account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then-current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the applicable Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

        In the event of a market discount on the dividend payment date, the applicable Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date on the dividend through the date before the next “ex-dividend” date, which typically is approximately ten days. If, before the applicable Plan Agent has completed its open-market purchases, the market price of a share of a Fund’s Common Stock exceeds the net asset value per share, the average per share purchase price paid by the applicable Plan Agent may exceed the net asset value of that Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly-issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, each Plan provides that if the applicable Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the applicable Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly-issued shares at the close of business on the last purchase date.

        The applicable Plan Agent maintains all stockholders’ accounts in a Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the applicable Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy includes those shares purchased or received pursuant to a Plan. The applicable Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to a Plan in accordance with the instructions of the participants.

        In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the applicable Plan Agent will administer a Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in that Plan.

        There are no brokerage charges with respect to shares issued directly by any Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the applicable Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

        The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Comparison of the Funds—Tax Rules Applicable to the Funds and Their Stockholders.”

         Stockholders participating in a Plan may receive benefits not available to stockholders not participating in that Plan. If the market price (plus commissions) of a Fund’s shares of Common Stock is higher than the net asset value of such shares, participants in a Plan receive shares of the Fund’s Common Stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is lower than the net asset value of such shares, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions of shares at prices below the net asset value. Also, since the Funds normally do not redeem their shares, the price on resale may be more or less than the net asset value. See “Comparison of the Funds—Tax Rules Applicable to the Funds and Their Stockholders” for a discussion of the tax consequences of each Plan.

        Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in a Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

        After the Merger, a holder of shares of an Acquired Fund who has elected to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the Surviving Fund. However, if a stockholder owns shares in an Acquired Fund and in Debt Strategies II, after the Merger, the stockholder’s election with respect to the dividends of Debt Strategies II will control unless the stockholder specifically elects a different option at that time. Following the Merger, all correspondence should be directed to the Plan Agent for Debt Strategies II as follows: The Bank of New York, 101 Barclay Street, New York, New York 10206.

Mutual Fund Investment Option

        A holder of Common Stock of any Fund, who purchased his or her shares through Merrill Lynch in a Fund’s initial public offering, has the right to reinvest the net proceeds from a sale of such shares in Class D shares of certain Merrill Lynch-sponsored open-end funds without the imposition of an initial sales charge, if certain conditions are satisfied. A holder of Common Stock of an Acquired Fund who qualifies for this option will have the same option with respect to the shares of Debt Strategies II Common Stock received in the Merger.

Tax Rules Applicable to the Funds and Their Stockholders

        The tax consequences of investing in shares of Common Stock of each Fund are identical. The Funds have elected and qualified for the special tax treatment afforded RICs under the Code. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds (but not their stockholders) are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In all taxable years through the taxable year of the Merger, each Fund has distributed substantially all of its income. Debt Strategies II intends to continue to distribute substantially all of its income following the Merger.

        Dividends paid by each Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in swaps, futures and options) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of each Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any capital gain dividends (including the amount of capital gain dividends in the different categories of capital gain referred to above), as well as any dividends eligible for the dividends received deduction.

        Dividends are taxable to shareholders even though they are reinvested in additional shares of each Fund. Distributions attributable to any dividend income earned by each Fund will be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

        The Internal Revenue Service (the “Service”) has taken the position in a revenue ruling that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than such class’s proportionate share of particular types of income, including the different categories of capital gain referred to above. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, if both Common Stock and preferred stock are outstanding, each Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes’ proportionate shares of such income. Thus, capital gain dividends, including the different categories of capital gain referred to above, will be allocated between the holders of Common Stock and preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

        If at any time when shares of preferred stock are outstanding a Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See “Dividends and Distributions.” This may prevent the Fund from distributing at least 90% of its net income, and may therefore jeopardize such Fund’s qualification for taxation as a RIC or may subject the Fund to the 4% excise tax described below. Upon any failure to meet the asset coverage requirement of the Investment Company Act, each Fund may, in its sole discretion, redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve these objectives.

        As noted above, each Fund must distribute annually at least 90% of its net investment income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that each Fund has the authority to issue may raise an issue as to whether distributions on such preferred stock are “preferential” under the Code and therefore not eligible for the dividends paid deduction. In the event any Fund determines to issue preferred stock, each Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend. If a Fund ultimately relies solely on a legal opinion in the event it issues such preferred stock, there is no assurance that the Service would agree that dividends on the preferred stock are not preferential. If the Service successfully disallowed the dividends paid deduction for dividends on the preferred stock, a Fund could be disqualified as a RIC.

        Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

        Interest income from non-U.S. securities may be subject to withholding taxes imposed by the country in which the issuer is located. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

        Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with each Fund or who, to each Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While each Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of each Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

        Each Fund will invest in securities rated in the lower rating categories of nationally recognized rating organizations, in unrated securities (together with lower rated securities, “junk bonds”) and in high yield Corporate Loans, as previously described. Some of these junk bonds and high yield Corporate Loans may be purchased at a discount and may therefore cause each Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such junk bonds and high yield Corporate Loans may be treated as dividends for Federal income tax purposes; in such case, if the issuer of the junk bonds or high yield Corporate Loans is a domestic corporation, dividend payments by each Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

Tax Treatment of Options and Futures Transactions

        Each Fund may engage in interest rate transactions, write (i.e., sell) covered call and covered put options on its portfolio securities, purchase call and put options on securities, and engage in transactions in financial futures and related options on such futures. In general, unless an election is available to each Fund or an exception applies, such options and futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year (i.e., each such options or futures contract will be treated as sold for its fair market value on the last day of the taxable year), and any gain or loss attributable to such contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by each Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by each Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

        The Federal income tax rules governing the taxation of swaps are not entirely clear and may require each Fund to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Funds do not anticipate that their activity in this regard will affect their qualification as RICs.

        Code Section 1092, which applies to certain “straddles,” may affect the taxation of each Fund’s sales of securities and options, futures and swap transactions. Under Section 1092, each Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and swap transactions.

Special Rules for Certain Foreign Currency Transactions

        Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer’s functional currency (i.e, unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains and losses in connection with certain of each Fund’s debt instruments and foreign currency swaps will be treated as ordinary income or loss under Code Section 988 and will increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year for a Fund, such Fund would not be able to make any ordinary income dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares, and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder’s tax basis in Fund shares (assuming the shares were held as a capital asset). These rules, however, will not apply to certain transactions entered into by each Fund solely to reduce the risk of currency fluctuations with respect to its investments.

ITEM 2.    ELECTION OF DIRECTORS

        At the Annual Meeting of each Fund, the Board of Directors for each Fund will be elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. If the stockholders of all of the Funds approve the Merger, then the current Board of Directors of each Fund will serve as the Board of the Surviving Fund, until its next annual meeting of stockholders. If the stockholders of any Fund vote against the Merger, then the Board of Directors elected at the annual meeting of each Fund will continue to serve until the next annual meeting of stockholders of each Fund. With respect to each Fund, it is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the nine persons designated as Directors to be elected by the holders of Common Shares.

        The Board of Directors of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the appropriate Board of each Fund may recommend.

        Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Directors is set forth in Exhibit I.

Name and Address	Age	Principal Occupation During Past Five Years and Public Directorships(1)
Ronald W. Forbes(1)(2) 1400 Washington Avenue Albany, New York 12222	59	Professor of Finance, School of Business, State University of New York at Albany, since 1989; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

Terry K. Glenn(1)* P. O. Box 9011 Princeton, New Jersey 08543-9011	59	Executive Vice President of FAM and MLIM (the terms
FAM and MLIM, as used herein, include their corporate
predecessors) since 1983; Executive Vice President and
Director of Princeton Services, Inc. (“Princeton
Services”) since 1993; President of FAM Distributors,
Inc. (“FAMD”) since 1986 and Director thereof since
1991; President of Princeton Administrators, L.P. since
		1988.

Cynthia A. Montgomery(1)(2) Harvard Business School Soldiers Field Road Boston, Massachusetts 02163	47	Professor, Harvard Business School since 1989;
Associate Professor, J.L. Kellogg Graduate School of
Management, Northwestern University from 1985 to
1989; Assistant Professor, Graduate School of Business
Administration, The University of Michigan from 1979
to 1985; Director, UnumProvident Corporation since
		1990 and Director, NewellRubbermaid since 1995.

Charles C. Reilly(1)(2) 9 Hampton Harbor Road Hampton Bays, New York 11946	69	Self-employed financial consultant since 1990; President
and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S.
Bleichroeder, Inc. from 1973 to 1990; Adjunct
Professor, Columbia University Graduate School of
Business from 1990 to 1991; Adjunct Professor,
Wharton School, The University of Pennsylvania from
1989 to 1990; Partner, Small Cities Cable Television
		from 1986 to 1997.

Name and Address	Age	Principal Occupation During Past Five Years and Public Directorships(1)

Kevin A. Ryan(1)(2) 127 Commonwealth Avenue Chestnut Hill, Massachusetts 02467	67	Founder and currently Director Emeritus of The Boston
University Center for the Advancement of Ethics and
Character and Director thereof from 1989 to 1999;
Professor from 1982 to 1999 and currently Professor
Emeritus of Education at Boston University; formerly
taught on the faculties of The University of Chicago,
Stanford University and Ohio State University.

Roscoe S. Suddarth(1)(2) 1761 N Street, N.W. Washington, D.C. 20036	65	President, Middle East Institute since 1995; Foreign
Service Officer, United States Foreign Service, from
1961 to 1995; Career Minister, from 1989 to 1995; U.S.
Ambassador to the Hashemite Kingdom of Jordan from
1987 to 1990; Deputy Inspector General, U.S.
Department of State, from 1991 to 1994.

Richard R. West(1)(2) Box 604 Genoa, Nevada 89411	62	Professor of Finance since 1984, Dean from 1984 to
1993, and currently Dean Emeritus of New York
University, Leonard N. Stern School of Business
Administration; Director of Bowne & Co., Inc.,
Vornado Realty Trust, Inc., Vornado Operating
Company and Alexander’s Inc.

Arthur Zeikel(1)* 300 Woodland Avenue Westfield, New Jersey 07090	67	Chairman of FAM and MLIM from 1997 to 1999;
President of FAM and MLIM from 1977 to 1997;
Chairman of Princeton Services from 1997 to 1999,
Director thereof from 1993 to 1999 and President from
1993 to 1997; Executive Vice President of ML & Co.
from 1990 to 1999.

Edward D. Zinbarg(1)(2) 5 Hardwell Road Short Hills, New Jersey 07078-2117	65	Self-employed financial consultant since 1994; Execu-
tive Vice President of The Prudential Insurance Com-
pany of America from 1988 to 1994; former Director of
Prudential Reinsurance Company and former Trustee of
the Prudential Foundation

(1)
Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLIM or their affiliates act as investment adviser. See “Compensation of Directors” in Exhibit I hereto.

(2)	Member of Audit Committee of the Boards.
*	Interested person, as defined in the Investment Company Act, of the Funds.

Committee and Board Meetings

        The Board of each Fund has a standing Audit Committee (the “Committee”), which consists of Board members who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee also reviews and nominates candidates to serve as non-interested Board members. The Committee generally will not consider nominees recommended by stockholders of the Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties.

        During each Fund’s most recently completed fiscal year, each of the Board members then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Committee held during the period for which he or she served. See Exhibit I for further information about Committee and Board meetings.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Interested Persons

        Each Fund considers Mr. Glenn and Mr. Zeikel to be “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with FAM and its affiliates. Mr. Glenn is the President of each Fund.

Compensation of Directors

        FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Director not affiliated with FAM (each a “non-affiliated Director”) an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Committee, which consists of all of the non-affiliated Directors, an annual fee plus a fee for each meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. Information with respect to the aggregate fees and expenses paid by each Fund to its non-affiliated Directors during each Fund’s most recently completed fiscal year is set forth in Exhibit I hereto.

Officers of the Funds

         Information regarding the officers of each Fund is set forth in Exhibit I. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

ITEM 3.    SELECTION OF INDEPENDENT AUDITORS

        The Board of each Fund, including a majority of the Directors who are not interested persons of the Fund, has selected Deloitte & Touche LLP (“D&T”) as the independent auditors, to audit the financial statements of each Fund for each Fund’s current fiscal year. None of the Funds know of any direct or indirect financial interest of such auditors in any Fund. Such appointment is subject to ratification or rejection by the stockholders of each respective Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such Fund’s auditors.

        D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including MLIM and FAM, and for most other investment companies for which MLIM and FAM act as investment adviser. The Board of each Fund considered the fact that D&T have been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each applicable Fund.

         Representatives of D&T are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

INFORMATION CONCERNING THE ANNUAL MEETINGS

Date, Time and Place of Meetings

        The Meetings will be held on August 23, 2000 at the offices of MLIM, 800 Scudders Mill Road, Plainsboro, New Jersey at the times listed on Exhibit I to this Proxy Statement and Prospectus.

Solicitation, Revocation and Use of Proxies

        A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the appropriate Fund or by voting in person at the Meeting. Although mere attendance at a Meeting will not revoke a proxy, a stockholder present at a Meeting may withdraw his or her proxy and vote in person.

        All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted (i) “FOR” the proposal to approve of the Agreement and Plan of Merger, (ii) “FOR” the election of Directors and (iii) “FOR” the ratification of the selection of Deloitte & Touche LLP as independent accountants.

        It is not anticipated that any other matters will be brought before the Meetings. If, however, any other business properly is brought before the Meetings, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

        Only holders of record of shares of Common Stock of a Fund at the close of business on the Record Date are entitled to vote at a Meeting or any adjournment thereof. At the close of business on the Record Date, the Funds had the number of shares outstanding listed in Exhibit I to this Proxy Statement and Prospectus.

Security Ownership of Certain Beneficial Owners and Management

        To the knowledge of the Funds, as of the date hereof, no person or entity owns beneficially 5% or more of the shares of the Common Stock of any Fund.

        As of the Record Date, none of the nominees held shares of the Funds except as set forth in the table below:

Nominee	Fund	No. of Shares Held*
Ronald W. Forbes	Debt Strategies	185.8
	Debt Strategies II	6.1

Kevin A. Ryan	Debt Strategies II	2,900

Richard R. West	Debt Strategies Fund	5,000
	Debt Strategies Fund II	5,000

*	These holdings represent less than 1% of the Common Stock outstanding of the relevant Fund.

        As of the Record Date, the Directors and officers of Debt Strategies as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Common Stock of Debt Strategies.

        As of the Record Date, the Directors and officers of Debt Strategies II as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Debt Strategies II Common Stock.

        As of the Record Date, the Directors and officers of Debt Strategies III as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Common Stock of Debt Strategies III.

        On the Record Date, Mr. Glenn, a Director and an officer of each Fund, Mr. Zeikel, a Director of each Fund, and the other Directors and officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

Voting Rights and Required Vote

        For purposes of this Joint Proxy Statement and Prospectus, each share of Common Stock of each of the Funds is entitled to one vote. Approval of the Agreement and Plan of Merger requires the approval of the stockholders of each Fund. With respect to each Fund, approval of the Agreement and Plan of Merger requires the affirmative vote of stockholders representing a majority of the outstanding shares of a Fund’s Common Stock.

        For purposes of any vote at a Meeting which requires the approval of the outstanding shares of a Fund’s Common Stock, a quorum consists of one-third of the shares entitled to vote at that Meeting. If, by the time scheduled for each Meeting, a quorum of the applicable Fund’s stockholders is not present, or if a quorum is present but sufficient votes in favor of the Agreement and Plan of Merger are not received from the stockholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of a Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of a Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the applicable Fund’s stockholders.

        With respect to each Fund, assuming a quorum is present, election of the Directors of the Fund will require the affirmative vote of a plurality of the votes cast.

        With respect to each Fund, assuming a quorum is present, approval of the ratification of the selection of the independent auditors of each Fund, will require the affirmative vote of a majority of the votes cast.

Appraisal Rights

        Under Maryland law, stockholders of a company whose shares are traded publicly on a national securities exchange, such as each Fund, are not entitled to demand the fair value of their shares upon a merger; therefore, the common stockholders of each Fund will be bound by the terms of the Merger, if approved at the Meetings. However, any common stockholder of a Fund may sell his or her shares of Common Stock at any time on the NYSE.

ADDITIONAL INFORMATION

        The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Joint Proxy Statement and Prospectus will be borne by Debt Strategies II, the Surviving Fund after the Merger, so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each Fund. If the Merger is not approved, these expenses will be allocated pro rata among the Funds according to the net asset value of the Common Stock of each Fund on the Meeting date.

        The Funds likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of each Fund and certain persons that the Funds may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of the Funds.

        In order to obtain the necessary quorums at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Funds. Each Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to aid in the solicitation of proxies, at a cost to be borne by each Fund of approximately $7,500, plus out-of-pocket expenses in the range of $24,000 to $40,000, in the aggregate.

        Broker-dealer firms, including Merrill Lynch, holding Fund shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meetings. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of the Directors of each Fund (Item 2) and the ratification of the selection of independent auditors for each Fund (Item 3) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. With respect to shares of Common Stock of each Fund, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan of Merger (Item 1). The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will not have an effect on the vote on Items 2 and 3; however, abstentions and broker non-votes will have the same effect as a vote against Item 1.

        This Joint Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto which Debt Strategies II has filed with the SEC under the Securities Act and the Investment Company Act, to which reference is hereby made.

        The Funds are subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith are required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the SEC. Reports, proxy statements and other information concerning each Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

CUSTODIAN

        The Bank of New York acts as the custodian for cash and securities of Debt Strategies and Debt Strategies II. The principal business address of The Bank of New York in such capacity is 90 Washington Street, New York, New York 10286. State Street Bank and Trust Company acts as the custodian for cash and securities of Debt Strategies III. The principal business address of State Street Bank and Trust Company in such capacity is One Heritage Drive, P2N, North Quincy, Massachusetts 02171.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

        The Bank of New York serves as the transfer agent, dividend disbursing agent and registrar with respect to the Common Stock of Debt Strategies and Debt Strategies II, pursuant to a registrar, transfer agency and service agreement with each of the Funds. The principal business address of The Bank of New York in such capacity is 101 Barclay Street, New York, New York 10286.

        State Street Bank and Trust Company serves as the transfer agent, dividend disbursing agent and registrar with respect to the Common Stock of Debt Strategies III, pursuant to a separate registrar, transfer agency and service agreement with Debt Strategies III. The principal business address of State Street Bank and Trust Company in such capacity is 225 Franklin Street, Boston, Massachusetts 02110.

LEGAL PROCEEDINGS

        There are no material legal proceedings to which any Fund is a party.

LEGAL OPINIONS

        Certain legal matters in connection with the Merger will be passed upon for the Funds by Brown & Wood LLP , New York, New York.

EXPERTS

        D&T, independent auditors, have audited the financial statements and financial highlights of each Fund as of February 29, 2000 as set forth in their reports which appear in this Joint Proxy Statement and Prospectus. The financial statements and financial highlights of each Fund are included in reliance upon their report, given on their authority as experts in accounting and auditing.

        D&T will serve as the independent auditors for the Surviving Fund after the Merger. The principal business address of D&T is Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400.

STOCKHOLDER PROPOSALS

        The 2001 Annual Meeting of each of Debt Strategies, Debt Strategies II and Debt Strategies III is expected to be held in May 2001. If a stockholder of a Fund intends to present a proposal at the 2001 Annual Meeting of Stockholders of that Fund, and desires to have the proposal included in that Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of Debt Strategies, Debt Strategies II or Debt Strategies III, respectively, by December 15, 2000.

By Order of the Boards of Directors

BRADLEY J. LUCIDO
Secretary of Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc. and Debt Strategies Fund III, Inc.

Plainsboro, New Jersey
Dated: July 13, 2000

[This page is intentionally left blank.]

Audited Financial Statements for
Debt Strategies Fund, Inc.
for the Year Ended February 29, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Debt Strategies Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Debt Strategies Fund, Inc. as of February 29, 2000, the related statements of operations and cash flows for the year then ended and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended and for the period May 30, 1997 (commencement of operations) to February 28, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 29, 2000 by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis forour opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Debt Strategies Fund, Inc. as of February 29, 2000, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
April 17, 2000

Debt Strategies Fund, Inc., February 29, 2000
(in US dollars)
SCHEDULE OF INVESTMENTS

INDUSTRIES	S&P Ratings	Moody's Ratings	Face Amount	Corporate Debt Obligations	Value

Advertising - 1.8%	B	B2	US$1,000,000	Adams Outdoor Advertising Inc., 10.75% due 3/15/2006	$1,037,500
	B	B1	3,000,000	Outdoor Systems Inc., 8.875% due 6/15/2007	3,060,000

					4,097,500

Agricultural	B	B2	3,000,000	Sun World International, Inc., 11.25% due 4/15/2004	3,037,500
Products - 1.3%

Amusement &				AMC Entertainment Inc.:
Recreational	B-	B3	2,450,000	9.50% due 3/15/2009 (b)	1,874,250
Services - 4.5%	B-	B3	400,000	9.50% due 2/01/2011	302,000
	B	B2	475,000	Carmike Cinemas Inc., 9.375% due 2/01/2009	356,250
	BBB-	Baa3	5,000,000	Metro Goldwyn Mayer Co. (MGM), Term A, due 3/15/2005**	4,908,335
	B	B2	3,350,000	Riddell Sports, Inc., 10.50% due 7/15/2007	2,814,000

					10,254,835

Apparel - 2.1%				Arena Brands, Inc.**:
	NR*	NR*	1,274,060	Term A, due 6/01/2002	1,180,098
	NR*	NR*	3,037,440	Term B, due 6/01/2002	2,817,226
	B-	B3	1,175,000	GFSI Inc., 9.625% due 3/01/2007	705,000

					4,702,324

Automotive	D	Caa1	580,259	Breed Technologies Inc., Revolving Credit, due 4/27/2004**	340,612
Equipment - 4.1%	CC	Ca	3,500,000	Cambridge Industries Inc., 10.25% due 7/15/2007	630,000
	NR*	NR*	1,000,000	Citation Corporation, Term B, due 12/01/2007**	990,313
	B	B2	500,000	Hayes Lemmerz International Inc., 8.25% due 12/15/2008	436,250
	CCC+	Caa2	1,850,000	Key Plastics, Inc., 10.25% due 3/15/2007	592,000
	CCC+	Caa1	1,000,000	Newcor Inc., 9.875% due 3/01/2008	590,000
				Safelite Glass Corp.**:
	B+	B1	2,051,122	Term B, due 12/23/2004	1,119,912
	B+	B1	2,051,122	Term C, due 12/23/2005	1,119,912
	B-	B3	950,000	Special Devices Inc., 11.375% due 12/15/2008	646,000
	BB	B2	750,000	Tenneco Inc., 11.625% due 10/15/2009 (b)	762,187
				Venture Holdings Trust:
	B	B2	1,800,000	9.50% due 7/01/2005	1,638,000
	B-	B3	400,000	12% due 6/01/2009	340,000

					9,205,186

Broadcast - Radio &	B	B2	1,865,000	Ackerley Group Inc., 9% due 1/15/2009	1,760,094
Television - 8.6%	B-	B3	1,000,000	Acme Television/Finance, 10.875% due 9/30/2004 (d)	881,250
	B-	B3	500,000	Albritton Communications, 9.75% due 11/30/2007	485,000
	B	B2	4,000,000	Capstar Broadcasting, 9.25% due 7/01/2007	4,080,000
	NR*	NR*	5,000,000	Corus Entertainment, Term B, due 8/31/2007**	5,015,625
	NR*	NR*	1,800,000	Gocom Communications, Term B, due 12/31/2007**	1,795,500
	NR*	Caa1	3,175,000	Radio Unica Corp., 14.384% due 8/01/2006 (d)	2,032,000

	CCC+	NR*	1,450,000	Sirius Satellite, 14.50% due 5/15/2009	1,399,250
	B-	B3	2,000,000	Spanish Broadcasting System, 9.625% due 11/01/2009	1,965,000

					19,413,719

Building &	B-	B2	850,000	Webb (Del E.) Corp., 10.25% due 2/15/2010	741,625
Construction -0.3%

Building	NR*	NR*	4,920,000	Dal-Tile International Inc., Term B, due 12/31/2003**	4,843,125
Materials - 2.4%	NR*	NR*	(Euro) 511,292	Schulte GmbH & Co. KG, Term B, due 12/02/2003**	489,810

					5,332,935

Cable Television				CSC Holdings Inc.:
Services - 10.7%	BB+	Ba2	US$500,000	7.25% due 7/15/2008	466,775
	BB+	Ba2	650,000	7.625% due 7/15/2018	598,556
				Charter Communications Holdings LLC:
	B+	B2	1,400,000	8.625% due 4/01/2009	1,274,000
	B+	B2	5,000,000	10% due 4/01/2009 (b)	4,968,750
				Classic Cable Inc.:
	B-	B3	475,000	9.375% due 8/01/2009	445,312
	B-	B3	1,250,000	10.50% due 3/01/2010 (b)	1,251,562
	BB	B1	1,736,840	Term C, due 1/31/2008**	1,739,013
	CCC+	B3	1,000,000	Coaxial Communications/Phoenix, 10% due 8/15/2006	956,250
	CCC+	Caa1	1,000,000	Coaxial LLC, 11.864% due 8/15/2008 (d)	625,000
				Echostar DBS Corporation:
	B	B2	400,000	9.25% due 2/01/2006	390,000
	B	B2	1,925,000	9.375% due 2/01/2009	1,881,687
	B+	B2	1,000,000	Globo Comunicacoes e Participacoes, Ltd., 10.625% due 12/05/2008 (b)	863,750
	B+	Ba3	1,000,000	Insight Midwest/Insight Capital, 9.75% due 10/01/2009 (b)	1,010,000
	CCC+	B3	500,000	Park 'N View Inc., 13% due 5/15/2008	350,000
				Pegasus Communications:
	B-	B3	250,000	9.75% due 12/01/2006	241,250
	B+	B1	1,500,000	Term, due 4/30/2005**	1,504,376
	B-	B3	500,000	RCN Corporation, 10.125% due 1/15/2010	465,000
	D	Caa3	1,000,000	+Supercanal Holdings SA, 11.50% due 5/15/2005 (b)	590,000
	B+	B1	1,600,000	Telewest Communications PLC, 9.875% due 2/01/2010 (b)	1,602,000
	B	B2	3,000,000	United Pan-European Communications NV, 11.25% due 2/01/2010 (b)	3,022,500

					24,245,781

Chemicals - 7.4%	BBB-	Baa3	2,000,000	Equistar Chemicals LP, 8.75% due 2/15/2009	1,949,520
	B+	B2	6,000,000	Huntsman Corp., 9.38% due 7/01/2007 (b)(g)	5,460,000
	NR*	NR*	4,962,500	Lyondell Petrochemical Co., Term E, due 5/17/2006**	5,094,954
	B+	B2	4,875,000	Pioneer American Holding Corporation, Term, due 12/05/2006**	4,350,938

					16,855,412

Consumer	BB-	Ba3	750,000	Burhmann NV, Term B, due 10/26/2007**	755,906
Products - 0.6%	B	B3	675,000	Home Products International Inc., 9.625% due 5/15/2008	607,500

					1,363,406

Drilling - 3.6%	BB-	B1	3,000,000	Cliffs Drilling, 10.25% due 5/15/2003	2,985,000
	BBB-	NR*	3,000,000	Falcon Drilling Co. Inc., 9.75% due 1/15/2001	3,000,000

SCHEDULE OF INVESTMENTS (continued)				Debt Strategies Fund, Inc., February 29, 2000
				(in US dollars)

INDUSTRIES	S&P Ratings	Moody's Ratings	Face Amount	Corporate Debt Obligations	Value

Drilling	B+	B1	US$1,450,000	Parker Drilling Co., 9.75% due 11/15/2006	$1,381,125
(concluded)				RBF Finance Company:
	BB-	Ba3	575,000	11% due 3/15/2006	600,875
	BB-	Ba3	250,000	11.375% due 3/15/2009	265,000

					8,232,000

Drug Stores - 1.1%	B+	B1	2,450,000	Duane Reade Co., Term B, due 2/15/2005**	2,450,767

Electronics/Electrical	B	B2	1,881,000	Advanced Glassfiber Yarn, 9.875% due 1/15/2009	1,730,520
Components - 2.4%	BB-	Ba3	2,000,000	Amkor Technologies Inc., 9.25% due 5/01/2006	1,940,000
	B	B2	939,000	BGF Industries Inc., 10.25% due 1/15/2009	859,185
	B+	B3	1,000,000	High Voltage Engineering, 10.50% due 8/15/2004	817,500

					5,347,205

Energy - 4.8%	B	Ba2	2,000,000	Belco Oil & Gas Corp., 8.875% due 9/15/2007	1,860,000
	CCC-	Caa3	3,000,000	Belden & Blake Corp., 9.875% due 6/15/2007	1,500,000
	CCC	Caa1	625,000	Continental Resources, 10.25% due 8/01/2008	593,750
	BBB+	Ba3	2,000,000	Cross Timbers Oil Company, 8.75% due 11/01/2009	1,835,000
	B	B2	2,000,000	Forest Oil Corporation, 10.50% due 1/15/2006	2,020,000
	BB-	Ba2	2,000,000	Gulf Canada Resources Ltd., 9.25% due 1/15/2004	2,008,360
	B+	B1	1,000,000	Nuevo Energy Company, 9.50% due 6/01/2008	975,000

					10,792,110

Environmental - 0.8%	B+	B3	1,800,000	IT Group Inc., 11.25% due 4/01/2009	1,712,250

Financial	NR*	NR*	2,522,523	Blackstone, Term, due 11/30/2000**	2,503,604
Services - 6.5%	NR*	NR*	500,000	Investcorp SA, Term, due 10/21/2008**	496,915
	B	B3	3,000,000	Lodgian Financing Corporation, 12.25% due 7/15/2009	2,820,000
	NR*	Ba3	1,000,000	Pennant CBO Limited, 13.43% due 3/14/2011 (b)	990,000
				SKM-Libertyview CBO Limited (b)(f):
	NR*	Baa2	1,500,000	1A-C1, 8.71% due 4/10/2011	1,314,585
	NR*	Ba3	1,000,000	1A-D, 11.91% due 4/10/2011	877,031
	BB+	Ba3	2,000,000	Sovereign Bank, Term, due 11/17/2003**	2,008,750
	NR*	NR*	2,477,477	Wasserstein, Term, due 11/30/2000**	2,458,896
	B+	Ba3	1,425,000	Willis Corroon Corporation, 9% due 2/01/2009	1,140,000

					14,609,781

Food & Kindred	CCC+	Caa1	4,000,000	Envirodyne Industries, 10.25% due 12/01/2001	2,000,000
Products - 5.0%	NR*	NR*	2,500,000	GoldenState Foods, Term, due 5/01/2008**	2,468,750
	B	B2	2,000,000	SC International Services, Inc., 9.25% due 9/01/2007	1,840,000
				Specialty Foods, Inc.**:
	NR*	NR*	1,832,299	Revolving Credit, due 1/31/2001	1,823,137
	NR*	NR*	3,127,011	Term A, due 1/31/2001	3,134,829

					11,266,716

Forest Products - 2.9%	B	B2	3,000,000	Ainsworth Lumber Company, 12.50% due 7/15/2007 (c)	3,232,500
	B+	B3	350,000	Millar Western Forest, 9.875% due 5/15/2008	345,625
	BB+	Ba2	1,500,000	Tembec Finance Corporation, 9.875% due 9/30/2005	1,515,000
	CC	Ca	3,000,000	Uniforet Inc., 11.125% due 10/15/2006	1,350,000

					6,443,125

Furniture &	B+	Ba3	1,800,000	Formica Corporation, 10.875% due 3/01/2009	1,593,000
Fixtures - 0.7%

Gaming - 4.1%	B	B2	550,000	Argosy Gaming Company, 10.75% due 6/01/2009	565,125
	B-	Ba3	750,000	Coast Hotels & Casino, 9.50% due 4/01/2009	703,125
	B	B2	700,000	Hollywood Park Inc., 9.25% due 2/15/2007	677,250
	BB-	Ba2	625,000	Horseshoe Gaming Holdings, 8.625% due 5/15/2009	576,562
	BB	Ba2	1,340,000	Isle of Capri Casinos, 8.75% due 4/15/2009	1,187,575
	B	B2	3,500,000	Majestic Star LLC, 10.875% due 7/01/2006	3,360,000
	B	B2	2,150,000	Peninsula Gaming LLC, 12.25% due 7/01/2006	2,236,000

					9,305,637

Health Care	NR*	B1	968,641	Caremark Rx, Inc., Term B, due 6/08/2001**	908,100
Providers - 0.4%

Hotels - 0.5%	B-	Ba3	500,000	Extended Stay America, 9.15% due 3/15/2008	446,250
	BB	Ba2	800,000	HMH Properties, Inc., 8.45% due 12/01/2008	718,000

					1,164,250

Industrial	BB-	Ba3	500,000	American Plumbing & Mechanic, 11.625% due 10/15/2008	455,000
Services - 0.5%	B+	B2	850,000	Building One Services, 10.50% due 5/01/2009 (b)	782,000

					1,237,000

Leasing & Rental	B	B3	500,000	National Equipment Services, 10% due 11/30/2004	482,500
Services - 3.1%	B	B3	250,000	Neff Corp., 10.25% due 6/01/2008	225,000
	B+	B1	4,975,000	Panavision Inc., Term B, due 3/31/2005**	4,622,606
	BB+	Ba2	1,000,000	United Rental, Term C, due 8/12/2006**	998,906
	B	B3	1,000,000	Universal Hospital Services, 10.25% due 3/01/2008	680,000

					7,009,012

Manufacturing - 1.9%	B+	B1	2,000,000	Bucyrus International, 9.75% due 9/15/2007	1,105,000
	B-	B2	1,115,000	Fairfield Manufacturing Company Inc., 9.625% due 10/15/2008	1,014,650
	B-	B3	725,000	Russell-Stanley Holding Inc, 10.875% due 2/15/2009	630,750
	NR*	NR*	1,500,000	TransTechnology, Term, due 8/31/2009**	1,477,500

					4,227,900

Medical	NR*	NR*	2,500,000	Wilson Great Batch, 13% due 7/10/2007 (b)	2,162,500
Equipment - 1.0%

Metals & Mining -	B-	B3	5,000,000	Acme Metals, Term, due 12/01/2005**	4,365,000
6.3%	CC	Ca	2,000,000	Anker Coal Group, Inc., 9.75% due 10/01/2007	1,400,000
	BB	NR*	397,797	Asarco Incorporated, Term B, due 5/15/2001**	397,051
	B	Ba3	550,000	Bayou Steel Corp., 9.50% due 5/15/2008	507,375

				Debt Strategies Fund, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (continued)					(in US dollars)
	S&P	Moody's	Face
INDUSTRIES	Ratings	Ratings	Amount	Corporate Debt Obligations	Value

Metals & Mining (concluded)	B	Caa1	US$5,000,000	GS Technologies Operating Co., 12% due 9/01/2004	$2,800,000
				Ispat Inland LP**:
	BB	Ba3	1,280,500	Term B, due 7/15/2005	1,273,386
	BB	Ba3	1,280,500	Term C, due 7/15/2006	1,273,386
	CCC+	Caa2	1,000,000	Metal Management Inc., 10% due 5/15/2008	750,000
	B+	B2	550,000	Pen Holdings Inc., 9.875% due 6/15/2008	500,500
	B+	B1	1,000,000	Russel Metals Inc., 10% due 6/01/2009	1,020,000

					14,286,698

Online Services - 0.5%	B-	B3	675,000	PSINet Inc., 11% due 8/01/2009	676,687
	B-	B3	500,000	Verio Inc., 11.25% due 12/01/2008	512,500

					1,189,187

Packaging - 0.1%	B-	Caa1	400,000	Consumers Packaging Inc., 9.75% due 2/01/2007	228,000

Paging - 0.2%	CCC+	B3	525,000	Metrocall Inc., 11% due 9/15/2008 (b)	435,750

Paper - 2.2%	B	B3	650,000	American Tissue Inc., 12.50% due 7/15/2006 (b)	666,250
	B+	B2	4,500,000	Repap New Brunswick, Inc., Term B, due 6/01/2004**	4,407,188

					5,073,438

Petroleum	BB-	Ba3	5,000,000	Clark Refining & Marketing Inc., Term, due 11/15/2004**	3,125,000
Refineries - 1.9%	B-	B3	2,000,000	United Refining Co., 10.75% due 6/15/2007	1,200,000

					4,325,000

Printing & Publishing - 1.2%	BB-	Caa3	475,000	Premier Graphics Inc., 11.50% due 12/01/2005	213,750
	B-	B3	575,000	Regional Independent Media, 10.50% due 7/01/2008	575,000
	B-	B3	1,500,000	T/SF Communications Corp., 10.375% due 11/01/2007	1,428,750
	BB-	Baa3	500,000	World Color Press Inc., 8.375% due 11/15/2008	488,883

					2,706,383

Property	NR*	Ba3	1,000,000	NRT Incorporated, Term, due 7/31/2004**	995,938
Management - 1.3%	B+	Ba2	350,000	Prison Realty Trust Inc., 12% due 6/01/2006	336,000
	NR*	NR*	2,000,000	Rockefeller Center Property Trust, 11.404% due 12/31/2000 (Convertible) (d)	1,670,000

					3,001,938

Retail - Specialty -	B	B3	1,000,000	TM Group Holdings, 11% due 5/15/2008	990,000
2.7%	B	B2	4,409,504	US Office, Term B, due 6/09/2006**	3,293,899
	B-	Caa1	2,000,000	United Auto Group, Inc., 11% due 7/15/2007	1,900,000

					6,183,899

Shipping - 1.0%	B+	B3	4,000,000	Equimar Shipholdings Ltd., 9.875% due 7/01/2007 (b)	2,200,000

Textile Mill Products - 2.1%	B	Caa3	1,400,000	Galey & Lord, Inc., 9.125% due 3/01/2008	434,000
	B-	Caa1	575,000	Globe Manufacturing Corp., 10% due 8/01/2008	241,500

				Joan Fabrics Corp.**:
	NR*	NR*	2,617,820	Term B, due 6/30/2005	2,611,275
	NR*	NR*	1,357,283	Term C, due 6/30/2006	1,353,890

					4,640,665

Tower Construction & Leasing - 1.0%	BB-	B1	2,000,000	American Tower Systems Co., Term B, due 12/30/2007**	2,015,416
	B	B3	300,000	Crown Castle International Corporation, 9% due 5/15/2001	283,500

					2,298,916

Transportation Services - 3.8%	D	Ca	3,000,000	+AmeriTruck Distribution Corp., 12.25% due 11/15/2005	63,750
	BB-	NR*	2,250,000	Autopistas del Sol SA, 10.25% due 8/01/2009 (b)	1,856,250
	NR*	NR*	£3,200,000	Eurotunnel, Term 2, due 7/15/2025**	3,687,843
	B	NR*	US$3,000,000	MRS Logistica SA, 10.625% due 8/15/2005 (b)	2,572,500
	NR*	NR*	695,814	Trism, 12% due 2/09/2005	417,488

					8,597,831

Utilities - 1.0%	B+	Ba3	2,500,000	AES Corporation, 8.50% due 11/01/2007	2,281,250

Waste	BB-	B3	1,000,000	Norcal Waste Systems, 13.50% due 11/15/2005	1,052,500
Management - 0.9%	B+	Ca	750,000	Safety-Kleen Corporation, 9.25% due 5/15/2009	645,000
	B	B3	350,000	Stericycle Inc., 12.375% due 11/15/2009	357,875

					2,055,375

WiredTelecommunications - 8.5%	B	B3	1,925,000	Caprock Communications Corporation, 11.50% due 5/01/2009	1,953,875
	NR*	NR*	2,100,000	E.Spire Communications, 10.52% due 7/01/2008 (d)	1,029,000
	B-	B3	650,000	Esprit Telecom Group PLC, 10.875% due 6/15/2008	611,000
	B	B3	300,000	Hermes Europe RailTel BV, 10.375% due 1/15/2009	281,250
	B	B2	2,000,000	Intermedia Communications Inc., 8.875% due 11/01/2007	1,870,000
	B+	B2	500,000	Metromedia Fiber Network, 10% due 11/15/2008	491,250
	BBB	Baa3	1,050,000	Metronet Communications, 9.95% due 6/15/2008 (d)	825,823
	B	B3	500,000	Netia Holdings II BV, 13.125% due 6/15/2009	532,500
				Nextlink Communications Inc.:
	B	B2	1,500,000	9% due 3/15/2008	1,395,000
	NR*	B2	3,000,000	9.45% due 4/15/2008 (d)	1,875,000
				Primus Telecommunications Group:
	B-	B3	500,000	11.75% due 8/01/2004	495,000
	B-	B3	850,000	11.25% due 1/15/2009	807,500
				Telegroup Inc.:_
	NR*	NR*	1,500,000	8% due 11/01/2004 (d)	720,000
	NR*	NR*	1,500,000	8% due 4/15/2005 (b)	15
	NR*	B3	3,333,333	Teligent Inc., Term, due 7/01/2002**	3,272,917
	NR*	NR*	350,000	Versatel Telecom BV, 11.875% due 7/15/2009 (b)	357,000
				Williams Communications Group Inc.:
	BB-	B2	750,000	10.70% due 10/01/2007	770,625
	BB-	B2	750,000	10.875% due 10/01/2009	765,000
				Worldwide Fiber Inc.:
	B+	B3	900,000	12.50% due 12/15/2005	942,750
	B+	B3	350,000	12% due 8/01/2009	364,000

					19,359,505

					Debt Strategies Fund, Inc., February 29, 2000
SCHEDULE OF INVESTMENTS (continued)						(in US dollars)

	S&P	Moody's		Face
INDUSTRIES	Ratings	Ratings		Amount	Corporate Debt Obligations	Value

Wireless					Dolphin Telecom PLC (d):
Telecommunications -	CCC+	Caa1	US$	850,000	11.50% due 6/01/2008	$384,625

7.9%	CCC+	Caa1		670,000	14% due 5/15/2009	281,400
	B-	B3		950,000	Microcell Telecommunications, 12% due 6/01/2009 (d)	619,875
					Nextel Communications, Inc.**:
	BB-	Ba2		2,500,000	Term B, due 6/30/2008	2,527,233
	NR*	NR*		2,500,000	Term C, due 12/31/2008	2,527,233
	CCC+	B3		2,075,000	Nextel Partners Inc., 14% due 2/01/2009 (d)	1,385,063
	B+	NR*		2,000,000	PTC International Finance BV, 10.269% due 7/01/2007 (d)	1,360,000
	B+	B2		425,000	PTC International Finance II SA, 11.25% due 12/01/2009 (b)	429,250
	NR*	NR*		3,835,714	PowerTel PCS, Term B, due 12/31/2006**	3,823,728
	CCC+	Caa1		2,000,000	Telesystem International Wireless Inc.,	1,280,000
					11.929% due 6/30/2007 (d)
					VoiceStream Wireless Corporation/VoiceStream Wireless
					Holding Company:
	B-	B1		350,000	10.375% due 11/15/2009 (b)	361,813
	NR*	NR*		3,000,000	Term B, due 2/25/2009**	3,017,577

						17,997,797

					Total Investments in Corporate Debt Obligations (Cost - $324,548,873) - 125.7%	284,573,208

				Shares Held
					Stocks & Warrants

Broadcast - Radio &				4,350	Sirius Satellite (Warrants) (a)(b)	565,500
Television - 0.6%				25	Paxson Communications (Convertible Preferred) (b)(c)	251,609
				53	Paxson Communications (Preferred) (c)	541,774
				704	Paxson Communications (Warrants) (a)(b)	2,112

						1,360,995

Cable Television				500	Park 'N View Inc. (Warrants) (a)	500
Services - 0.0%

Energy - 0.7%				111,533	Forcenergy Inc.	1,561,462

High Technology - 0.1%				318,830	WGL Holdings (Warrants) (a)(e)	159,415

Transportation				44,068	+Trism	22,034
Services - 0.0%

Wired Telecommunications- 0.3%				3,500	Metronet Communications (Warrants) (a)(b)	719,250
				2,000	Unifi Communications (Warrants) (a)(b)	20

						719,270

Wireless Telecommunications- 1.0%				2,135	Dobson Communications (Preferred) (c)	2,316,573

					Total Investments in Stocks & Warrants	6,140,249
					(Cost - $5,598,022) - 2.7%

		Face
		Amount	Short-Term Securities

Commercial	US$	409,000	General Motors Acceptance Corp., 5.94% due 3/01/2000	409,000
Paper*** - 0.2%

			Total Investments in Short-Term Securities (Cost - $409,000) - 0.2%	409,000

			Total Investments (Cost - $330,555,895) - 128.6%	291,122,457
			Unrealized Appreciation on Forward Foreign Exchange
			Contracts - Net**** - 0.0%	77,822
			Liabilities in Excess of Other Assets - (28.6%)	(64,725,737)

			Net Assets - 100.0%	$226,474,542

(a)		Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)		The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)		Represents a pay-in-kind security which may pay interest/dividends in additional face/share.
(d)		Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(e)		Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $159,000, representing 0.1% of net assets.

		Issue	Acquisition Date	Cost	Value

		WGL Holdings (Warrants) 9/03/1997	9/03/1997	$318,000	$159,415

		Total		$318,000	$159,415

(f)		Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

See Notes to Financial Statements.

(g)		Floating rate note.
*		Not Rated.
**		Floating or Variable Rate Corporate Debt - The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or, in some cases, another base lending rate. Corporate loans represent 47.2% of the Fund's net assets.
***		Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
****		Forward foreign exchange contracts as of February 29, 2000 were as follows:

		Foreign Currency Sold	Expiration Date		Unrealized Appreciation

		512,108	March 2000		$12,659
		£ 2,489,984	March 2000		65,163

		Total Unrealized Appreciation on Forward Foreign Exchange Contracts - Net (US$ Commitment - $4,501,968)			$77,822

	+	Non-income producing security.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

	Debt Strategies Fund, Inc., February 29, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

	As of February 29, 2000

Assets:	Investments, at value (identified cost - $330,555,895)		$291,122,457
	Cash		661
	Unrealized appreciation on forward foreign exchange contracts		77,822
	Receivables:
	Interest	$6,350,131
	Securities sold	269,000	6,619,131

	Prepaid expenses and other assets		204,129

	Total assets		298,024,200

Liabilities:	Loans		70,000,000
	Payables:
	Interest on loans	876,385
	Dividends to shareholders	159,048
	Investment adviser	116,532
	Commitment fees	12,053	1,164,018

	Deferred income		6,047

	Accrued expenses		379,593

	Total liabilities		71,549,658

Net Assets:	Net assets		$226,474,542

Capital:	Common Stock, $.10 par value, 200,000,000 shares authorized		$3,142,523
	Paid-in capital in excess of par		310,639,558
	Undistributed investment income - net		2,144,532
	Accumulated realized capital losses on investments and foreign currency transactions - net		(50,217,316)
	Unrealized depreciation on investments and foreign currency transactions - net		(39,234,755)

	Total - Equivalent to $7.21 per share based on 31,425,226 shares of capital stock outstanding
	(market price - $6.1875)		$226,474,542

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

	For the Year Ended February 29, 2000

Investment Income:	Interest and discount earned (net of $35,794 foreign withholding tax)		$ 34,958,766
	Facility and other fees		290,359
	Dividends		223,305

	Total income		35,472,430

Expenses:	Loan interest expense	$5,620,670
	Investment advisory fees	2,063,756
	Borrowing costs	263,187
	Professional fees	200,497
	Accounting services	104,589
	Printing and shareholder reports	51,949
	Listing fees	49,018
	Transfer agent fees	48,489
	Organization expenses	38,786
	Custodian fees	33,104
	Directors' fees and expenses	27,003
	Pricing services	14,188
	Other	58,829

	Total expenses		8,574,065

	Investment income - net		26,898,365

Realized & Unrealized Gain (Loss) On Investments & Foreign Currency Transactions - Net:	Realized gain (loss) from:
	Investments - net	(34,118,643)
	Foreign currency transactions - net	202,781	(33,915,862)

	Change in unrealized appreciation/depreciation on:
	Investments - net	2,608,571
	Foreign currency transactions - net	(8,392)	2,600,179

	Net Decrease in Net Assets Resulting from Operations		$ (4,417,318)

	See Notes to Financial Statements.

	Debt Strategies Fund, Inc., February 29, 2000

STATEMENTS OF CHANGES IN NET ASSETS

		For the Year Ended

		February 29,	February 28,
	Increase (Decrease) in Net Assets:	2000	1999

Operations:	Investment income - net	$ 26,898,365	$ 28,979,361
	Realized loss on investments and foreign currency transactions - net	(33,915,862)	(14,808,405)
	Change in unrealized appreciation/depreciation on investments and foreign currency transactions - net	2,600,179	(46,022,747)

	Net decrease in net assets resulting from operations	(4,417,318)	(31,851,791)

Dividends to	Dividends to shareholders from investment income - net	(26,887,455)	(29,289,396)
Shareholders:

Capital Share	Value of shares issued in reinvestment of dividends	—	1,185,810
Transactions:

Net Assets:	Total decrease in net assets	(31,304,773)	(59,955,377)
	Beginning of year	257,779,315	317,734,692

	End of year*	$226,474,542	$257,779,315

	* Undistributed investment income - net	$ 2,144,532	$ 1,930,842

	See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

	For the Year Ended February 29, 2000

Cash Provided by	Net decrease in net assets resulting from operations	$(4,417,318)
Operating Activities:	Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
	Increase in receivables	(462,623)
	Decrease in other assets	3,401
	Increase in other liabilities	251,020
	Realized and unrealized loss on investments and foreign currency transactions - net	31,315,683
	Amortization of discount	(2,504,569)

	Net cash provided by operating activities	24,185,594

Cash Provided by	Proceeds from sales of long-term investments	210,264,959
Investing Activities:	Purchases of long-term investments	(166,108,607)
	Purchases of short-term investments	(144,297,825)
	Proceeds from sales and maturities of short-term investments	144,733,000

	Net cash provided by investing activities	44,591,527

Cash Used for	Cash receipts from borrowings	136,000,000
Financing Activities:	Cash payments from borrowings	(178,000,000)
	Dividends paid to shareholders	(26,923,236)

	Net cash used for financing activities	(68,923,236)

Cash:	Net decrease in cash	(146,115)
	Cash at beginning of year	146,776
	Cash at end of year	$661

Cash Flow	Cash paid for interest	$5,569,304
Information:

	See Notes to Financial Statements.

	Debt Strategies Fund, Inc., February 29, 2000

	FINANCIAL HIGHLIGHTS

	The following per share data and ratios have been derived from information provided in the financial statements.	For the Year Ended		For the Period May 30, 1997† to February 28, 1998

	Increase (Decrease) in Net Asset Value:	February 29, 2000††	February 28, 1999

Per Share	Net asset value, beginning of period	$ 8.20	$ 10.15	$ 10.00
Operating
Performance:	Investment income - net	.86	.91	.71
	Realized and unrealized gain (loss) on investments and foreign currency transactions - net	(.99)	(1.93)	.09

	Total from investment operations	(.13)	(1.02)	.80

	Less dividends from investment income - net	(.86)	(.93)	(.63)

	Capital charge resulting from the issuance of Common Stock	-	-	(.02)

	Net asset value, end of period	$ 7.21	$ 8.20	$ 10.15

	Market price per share, end of period	$ 6.1875	$ 7.625	$ 10.5625

Total Investment	Based on market price per share	(8.30%)	(19.90%)	12.38%††
Return:**
	Based on net asset value per share	(.64%)	(10.36%)	7.99%††

Ratios to Average Net Assets:	Expenses, net of reimbursement and excluding interest expense	1.19%	1.09%	.61%*

	Expenses, net of reimbursement	3.46%	3.48%	2.28%*

	Expenses	3.46%	3.48%	2.56%*

	Investment income - net	10.85%	10.03%	9.64%*

Leverage:	Amount of borrowings, end of period (in thousands)	$ 70,000	$ 112,000	$ 142,600

	Average amount of borrowings outstanding during the period (in thousands)	$ 97,120	$ 120,528	$ 85,903

	Average amount of borrowings outstanding per share during the period	$ 3.09	$ 3.84	$ 2.79

Supplemental	Net assets, end of period (in thousands)	$ 226,475	$ 257,779	$ 317,735
Data:
	Portfolio turnover	48.73%	61.30%	43.79%

* Annualized.

** Total investment returns exclude the effects of sales charges. Total investment returns based on market value, which can be significantly greater or      lesser than the net asset value, may result in substantially different returns.

†Commencement of operations.

††Based on average shares outstanding.

††Aggregate total investment return.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DBS.

(a) Corporate debt obligations - The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments - Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Until July 9, 1999, Corporate Loans for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Corporate Loans were valued by calculating the mean of the last available bid and asked prices in the markets for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan was available, such Corporate Loan was valued on the basis of the mean of the last available bid and asked prices in the market. As of July 12, 1999, pursuant to the approval of the Board of Directors, the Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments - The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

· Financial futures contracts - The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on

Debt Strategies Fund, Inc., February 29, 2000

NOTES TO FINANCIAL STATEMENTS (continued)

existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

· Forward foreign exchange contracts - The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Funds records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

· Options - The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

· Interest rate transactions - The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions - Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes - It is the Funds policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income - Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(g) Organization expenses - In accordance with Statement of Position 98-5, unamortized organization expenses of

$38,786 were expensed during the year ended February 29, 2000. This was considered to be a change in accounting principle and had no material impact on the operations of the Fund.

(h) Dividends and distributions - Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Reclassification - Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $202,780 have been reclassified between undistributed net investment income and accumulated net realized capital losses. Those reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the year ended February 29, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $520 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended February 29, 2000 were $164,083,607 and $209,536,131, respectively.

Net realized gains (losses) for the year ended February 29, 2000 and net unrealized gains (losses) as of February 29, 2000 were as follows:

	Realized	Unrealized
	Gains (Losses)	Gains (Losses)

Long-term investments	$(34,118,643)	$(39,433,438)
Unfunded corporate loans	-	122,042
Forward foreign exchange contracts	176,466	77,822
Foreign currency transactions	26,315	(1,181)

Total	$(33,915,862)	$(39,234,755)

As of February 29, 2000, net unrealized depreciation for Federal income tax purposes aggregated $39,502,060, of which $3,982,938 related to appreciated securities and $43,484,998 related to depreciated securities. The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $330,624,517.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the year ended February 29, 2000 remained constant and during the year ended February 28, 1999 increased by 122,228 as a result of dividend reinvestment.

5. Unfunded Loan Interests:

As of February 29, 2000, the Fund had unfunded loan commitments of $15,955, which would be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Commitment (in thousands)

Breed Technologies Inc	$16

Debt Strategies Fund, Inc., February 29, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

6. Short-Term Borrowings:

On August 3, 1999, the Fund extended its one-year credit agreement with The Bank of New York, Fleet National Bank and certain other institutions party thereto. The agreement is a $160,000,000 credit facility bearing interest at the Prime rate, Federal Funds rate plus .55% and/or Eurodollar rate plus .55%. For the year ended February 29, 2000, the average amount borrowed by the Fund was approximately $97,120,000 and the daily weighted average interest rate was 5.77%. For the year ended February 29, 2000, facility and commitment fees were approximately $263,000.

7. Capital Loss Carryforward:

At February 29, 2000, the Fund had a net capital loss carry forward of approximately $33,583,000, of which $264,000 expires in 2006, $12,067,000 expires in 2007 and $21,252,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:

On March 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065926 per share, payable on March 31, 2000 to shareholders of record as of March 17, 2000.

[This page is intentionally left blank.]

Audited Financial Statements for
Debt Strategies Fund II, Inc.
for the Year Ended February 29, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Debt Strategies Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Debt Strategies Fund II, Inc. as of February 29, 2000, the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets, and the financial highlights for the year then ended and for the period March 27, 1998 (commencement of operations) to February 28, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 29, 2000 by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Debt Strategies Fund II, Inc. as of February 29, 2000, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
April 17, 2000

Debt Strategies Fund II, Inc., February 29, 2000
(in US dollars)

SCHEDULE OF INVESTMENTS

INDUSTRIES	S&P Ratings	Moody's Ratings	Face Amount	Corporate Debt Obligations	Value

Advertising - 0.3%	B	B2	US$ 1,300,000	Adams Outdoor Advertising Inc., 10.75% due 3/15/2006	$1,348,750

Aircraft & Parts - 1.1%	B-	B3	2,500,000	Argo-Tech Corporation, 8.625% due 10/01/2007	2,050,000
	B	B1	1,000,000	BE Aerospace, 9.50% due 11/01/2008	921,250
	B-	B3	6,970,000	Compass Aerospace Corp., 10.125% due 4/15/2005	3,136,500

					6,107,750

Amusement &				AMC Entertainment Inc.:
Recreational	B-	B3	1,000,000	9.50% due 3/15/2009 (c)	765,000
Services - 2.9%	B-	B3	850,000	9.50% due 2/01/2011	641,750
	NR*	Ba3	3,095,236	American Ski, Term, due 5/31/2006**	3,033,331
	B	B2	1,000,000	Carmike Cinemas Inc., 9.375% due 2/01/2009	750,000
	B-	B3	3,000,000	Hollywood Entertainment, 10.625% due 8/15/2004 (c)	2,715,000
	B+	NR*	4,912,500	Kerasotes Theatres, Inc., Term B, due 12/31/2004**	4,900,219
	BB-	Ba3	1,300,000	Loews Cineplex Entertainment, 8.875% due 8/01/2008	1,007,500
	B-	B1	2,000,000	SFX Entertainment, Term B, due 6/30/2006**	2,001,750

					15,814,550

Apparel - 0.6%	NR*	NR*	3,250,000	CS Brooks Canada, Inc., Term, due 6/25/2006**	3,225,625

Automotive	BB-	Ba3	4,250,000	American Axle and Manufacturing Inc., 9.75% due 3/01/2009	4,196,875
Equipment - 6.0%	D	Caa1	543,579	_Breed Technologies Inc., Revolving Credit, due 4/27/2004**	319,081
	B+	B1	2,000,000	Citation Corporation, Term B, due 12/01/2007**	1,980,626
	BB-	Ba3	9,900,000	Collins & Aikman Corp., Term C, due 12/31/2005**	9,847,411
	B	B2	4,500,000	Group 1 Automotive Inc., 10.875% due 3/01/2009	4,252,500
	BB-	Ba3	3,200,000	Holley Performance Products, 12.25% due 9/15/2007 (c)	3,104,000
	CCC+	Caa1	3,000,000	Newcor Inc., 9.875% due 3/01/2008	1,770,000
				Safelite Glass Corp.**:
	B+	B1	2,051,121	Term B, due 12/23/2003	1,119,912
	B+	B1	2,051,121	Term C, due 12/23/2004	1,119,912
	B-	B3	2,050,000	Special Devices Inc., 11.375% due 12/15/2008	1,394,000
	BB	B2	2,250,000	Tenneco Inc., 11.625% due 10/15/2009 (c)	2,286,563
	B-	B3	800,000	Venture Holdings Trust, 12% due 6/01/2009	680,000

					32,070,880

Broadcast - Radio &	B	B2	4,875,000	Ackerley Group Inc., 9% due 1/15/2009	4,600,781
Television - 7.7%	B	B1	5,000,000	Benedek Broad, Term, due 11/20/2007**	4,992,190
	B-	B3	1,700,000	Citadel Broadcasting Company, 9.25% due 11/15/2008	1,632,000
				Cumulus Media, Inc.:
	B+	B3	2,000,000	10.375% due 7/01/2008	2,040,000
	B+	B1	1,200,000	Term B, due 9/30/2007**	1,206,376
	B+	B1	800,000	Term C, due 2/28/2008**	804,250
	NR*	NR*	4,200,000	Gocom Communications, Term B, due 12/31/2007**	4,189,500
	B+	Ba3	1,525,000	Granite Broadcasting, 9.375% due 12/01/2005	1,448,750
	B	B3	2,250,000	Jones International Networks Ltd., 11.75% due 7/01/2005	2,261,250

	NR*	Caa1	18,550,000	Radio Unica Corp., 14.636% due 8/01/2006 (a)	11,872,000
	CCC+	NR*	2,950,000	Sirius Satellite, 14.50% due 5/15/2009	2,846,750
	B-	B3	2,200,000	Spanish Broadcasting System, 9.625% due 11/01/2009	2,161,500
	BB-	Ba1	1,500,000	Young Broadcasting Inc., 8.75% due 6/15/2007	1,335,000

					41,390,347

Building &	B-	B2	1,600,000	Webb (Del E.) Corp., 10.25% due 2/15/2010	1,396,000
Construction - 0.3%

Building	B	B3	5,950,000	Amatek Industries, 12% due 2/15/2008	5,593,000
Materials - 2.6%	B	B2	5,100,000	Republic Group Inc., 9.50% due 7/15/2008	4,590,000
	NR*	NR*	(Euro) 639,115	Schulte GmbH & Co. KG, Term B, due 12/02/2003**	612,263
	BB-	B1	US$ 3,000,000	Trussway Industries, Term B, due 7/08/2005**	2,985,000

					13,780,263

Business	B-	B1	7,500,000	Muzak Holdings LLC, 13% due 3/15/2010 (a)	4,500,000
Services - 0.8%

Cable Television				CSC Holdings Inc.:
Services - 11.1%	BB+	Ba1	1,025,000	7.25% due 7/15/2008	956,889
	BB+	Ba1	1,275,000	7.625% due 7/15/2018	1,174,090
				Charter Communications Holdings LLC:
	B+	B2	2,800,000	8.625% due 4/01/2009	2,548,000
	B+	B2	5,000,000	10% due 4/01/2009 (c)	4,968,750
	BB+	Ba3	5,000,000	Term B, due 3/18/2008**	5,014,665
				Classic Cable Inc.:
	B-	B3	1,000,000	9.375% due 8/01/2009	937,500
	B-	B3	2,925,000	10.50% due 3/01/2010 (c)	2,928,656
	BB	B1	2,605,263	Term C, due 1/31/2008**	2,608,520
	CCC+	Caa1	17,000,000	Coaxial LLC, 12.875% due 8/15/2008 (a)	10,625,000
	BBB-	Ba2	4,300,000	Comcast Corp., 9.375% due 5/15/2005	4,507,604
				Echostar DBS Corporation:
	B-	B2	900,000	9.25% due 2/01/2006	877,500
	B	B2	4,225,000	9.375% due 2/01/2009	4,129,937
	CCC+	B1	4,250,000	Golden Sky Systems, 12.375% due 8/01/2006	4,696,250
	B+	Ba3	1,000,000	Insight Midwest/Insight Capital, 9.75% due 10/01/2009 (c)	1,010,000
	BB+	B1	2,000,000	Multicanal SA, 10.50% due 4/15/2018	1,615,000
				Pegasus Communications:
	B-	B3	450,000	9.75% due 12/01/2006	434,250
	B+	B1	2,000,000	Term, due 4/30/2005**	2,005,834
	D	Caa3	2,000,000	+Supercanal Holdings SA, 11.50% due 5/15/2005 (c)	1,180,000
				Telewest Communications PLC:
	B+	B1	1,000,000	11.25% due 11/01/2008	1,062,500
	B+	B1	3,800,000	9.875% due 2/01/2010 (c)	3,804,750
	B	B2	2,500,000	United Pan-Europe Communications, 11.25% due 2/01/2010 (c)	2,518,750

					59,604,445

Chemicals - 3.4%	BBB-	Baa3	5,000,000	Equistar Chemicals LP, 8.75% due 2/15/2009	4,873,800
	BB	Ba2	3,442,437	Huntsman Corp., Term B, due 6/30/2004**	3,445,126

Debt Strategies Fund II, Inc., February 29, 2000
(in US dollars)

SCHEDULE OF INVESTMENTS (continued)

INDUSTRIES	S&P Ratings	Moody's Ratings	Face Amount	Corporate Debt Obligations	Value

Chemicals	NR*	Ba2	US$ 4,175,707	Koppers Industries, Inc., Term B, due 11/30/2004**	$4,157,438
(concluded)	B	Ca	2,700,000	LaRoche Industries Inc., 9.50% due 9/15/2007	810,000
	NR*	Ba3	4,962,500	Lyondell Petrochemical Co., Term E, due 5/17/2006**	5,094,954

					18,381,318

Computer-Related	NR*	NR*	4,225,983	Bridge Information Systems, Term B, due 5/29/2005**	4,072,204
Products - 0.8%

Consumer	CCC-	Caa1	2,500,000	Diamond Brands Inc., 12.875% due 4/15/2009 (a)	500,000
Products - 0.8%	CCC+	B3	2,100,000	Diamond Brands Operating, 10.125% due 4/15/2008	1,470,000
	B+	B2	1,225,000	Evenflo Company Inc., 11.75% due 8/15/2006	1,188,250
	BB	B1	1,325,000	Home Products International Inc., 9.625% due 5/15/2008	1,192,500

					4,350,750

Diversified - 0.4%	B+	Ba1	1,995,000	Blount Inc., Term B, due 6/30/2006**	2,007,469

Drilling - 3.8%	BB-	B1	5,000,000	Cliffs Drilling, 10.25% due 5/15/2003	4,975,000
	B+	B1	4,987,500	Key Energy Services Inc., Term B, due 9/14/2004**	4,996,852
				Parker Drilling Co.:
	B-	B3	2,500,000	5.50% due 8/01/2004 (Convertible)	1,825,000
	B+	B1	3,075,000	9.75% due 11/15/2006	2,928,937
				RBF Finance Company:
	BB-	Ba3	1,100,000	11% due 3/15/2006	1,149,500
	BB-	Ba3	4,200,000	11.375% due 3/15/2009	4,452,000

					20,327,289

Educational	B-	B3	1,325,000	La Petite Academy/LPA Holdings, 10% due 5/15/2008	874,500
Services - 0.2%

Electronics/Electrical	B	B2	4,112,000	Advanced Glassfiber Yarn, 9.875% due 1/15/2009	3,783,040
Components - 3.7%	BB-	Ba3	1,500,000	Amkor Technologies Inc., 9.25% due 5/01/2006	1,455,000
	B	B2	2,053,000	BGF Industries Inc., 10.25% due 1/15/2009	1,878,495
	B+	B1	1,000,000	Chippac International, Term B, due 7/31/2006**	999,375
	B+	B1	4,970,000	Dynamic Details, Term B, due 4/22/2005**	4,929,619
	B	B1	1,575,000	Filtronic PLC, 10% due 12/01/2005	1,523,812
	BB+	Ba2	4,250,000	Flextronics International Ltd., 8.75% due 10/15/2007	4,058,750
	B+	B1	1,214,286	Viasystems, Revolving Credit, due 11/30/2002**	1,190,000

					19,818,091

Energy - 2.4%	B-	B3	550,000	Belden & Blake Corp., 9.875% due 6/15/2007	275,000
	BBB	B3	1,000,000	Chesapeake Energy Corp., 9.625% due 5/01/2005	945,000
	CCC	Caa1	1,275,000	Continental Resources, 10.25% due 8/01/2008	1,211,250
	B-	Caa1	2,575,000	Energy Corp. of America, 9.50% due 5/15/2007	1,828,250
	B	B2	2,750,000	Forest Oil Corporation, 10.50% due 1/15/2006	2,777,500
	CCC+	B3	1,850,000	Gothic Production Corp., 11.125% due 5/01/2005	1,540,125

	B+	B1	3,000,000	Nuevo Energy Company, 9.50% due 6/01/2008	2,925,000
	NR*	Ba3	1,631,122	Plain Scurlock, Term B, due 5/12/2004**	1,612,772

					13,114,897

Environmental				URS Corporation**:
Services - 0.4%	BB	Ba3	995,000	Term B, due 6/09/2006	1,003,084
	BB	Ba3	995,000	Term C, due 6/09/2007	1,003,084

					2,006,168

Financial	B	B2	3,000,000	Ares Leveraged Fund II, Junior Subordinate Secured Note, due 10/31/2005 (c)(e)	2,723,700
Services - 3.2%	NR*	NR*	2,422,081	Blackstone Capital, Term, due 11/30/2000**	2,403,915
	NR*	NR*	1,000,000	Investcorp SA, Term, due 10/21/2008	993,830
	NR*	NR*	1,000,000	Pennant CBO Limited, 13.43% due 3/14/2011 (c)	990,000
	BB+	Ba3	5,000,000	Sovereign Bank, Term, due 11/17/2003**	5,021,875
	NR*	NR*	2,378,830	Wasserstein, Term, due 11/30/2000**	2,360,988
	B+	Ba3	3,150,000	Willis Corroon Corporation, 9% due 2/01/2009	2,520,000

					17,014,308

Food & Kindred	B+	B1	3,250,000	B & G Foods, Term B, due 3/15/2006**	3,245,938
Products - 3.9%	BB-	B1	7,500,000	Luigino's Inc., 10% due 2/01/2006	6,150,000
	B	B2	2,000,000	SC International Services, Inc., 9.25% due 9/01/2007	1,840,000
				Specialty Foods, Inc.**:
	NR*	B3	3,572,648	Revolving Credit, due 1/31/2001	3,554,785
	NR*	B3	6,097,101	Term, due 1/31/2001	6,112,343

					20,903,066

Forest Products - 0.6%	B	B2	2,000,000	Ainsworth Lumber Company, 12.50% due 7/15/2007 (b)	2,155,000
	B+	B3	650,000	Millar Western Forest, 9.875% due 5/15/2008	641,875
	CCC-	Caa1	1,000,000	Uniforet Inc., 11.125% due 10/15/2006	450,000

					3,246,875

Furniture &	B-	Ba3	3,425,000	Formica Corporation, 10.875% due 3/01/2009	3,031,125
Fixtures - 0.6%

Gaming - 7.1%				Aladdin Gaming**:
	CCC+	B2	3,000,000	Term B, due 8/26/2006	2,782,500
	CCC+	B2	4,500,000	Term C, due 2/26/2008	4,173,750
	B-	B3	4,250,000	Ameristar Casinos, Inc., 10.50% due 8/01/2004	4,207,500
	B	B2	1,600,000	Argosy Gaming Company, 10.75% due 6/01/2009	1,644,000
	B-	Ba3	1,650,000	Coast Hotels & Casino, 9.50% due 4/01/2009	1,546,875
	B	B1	1,500,000	Eldorado Resorts LLC, 10.50% due 8/15/2006	1,500,000
	B	B2	4,465,000	Harvey Casino Resorts, 10.625% due 6/01/2006	4,587,787
				Hollywood Park Inc.:
	B	B2	1,350,000	9.25% due 2/15/2007	1,306,125
	B	B2	2,750,000	9.50% due 8/01/2007	2,667,500
	BB+	Ba2	9,200,000	Horseshoe Gaming LLC, 9.375% due 6/15/2007	8,901,000
	BB	Ba2	4,180,000	Isle of Capri Casinos, 8.75% due 4/15/2009	3,704,525
	B-	B3	1,950,000	Trump Atlantic City Associates/Funding Inc., 11.25% due 5/01/2006	1,326,000

					38,347,562

Debt Strategies Fund II, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (continued)	(in US dollars)

INDUSTRIES	S&P Ratings	Moody's Ratings	Face Amount	Corporate Debt Obligations	Value

Grocery - 0.9%	B	B2	US$ 5,000,000	Grand Union Co., Term, due 8/17/2003**	$4,975,000

Hotels &	B-	Ba3	6,000,000	Extended Stay America, 9.15% due 3/15/2008	5,355,000
Motels - 5.2%	NR*	NR*	3,000,000	Starwood Hotels & Resorts Trust, Term 2, due 2/23/2003**	3,011,250
				Wyndham International, Term**:
	B+	B3	6,500,000	due 6/30/2006	6,415,702
	B+	B3	13,500,000	due 6/30/2006	13,147,502

					27,929,454

Industrial	BB-	Ba3	1,750,000	American Plumbing & Mechanic, 11.625% due 10/15/2008	1,592,500
Services - 0.6%	B	B2	1,750,000	Building One Services, 10.50% due 5/01/2009 (c)	1,610,000

					3,202,500

Leasing & Rental	BB-	B2	3,750,000	Anthony Crane Rental, Term, due 7/24/2006**	3,659,374
Services - 3.7%				Avis Rent A Car**:
	BB+	Ba3	3,500,000	Term B, due 6/30/2006	3,523,153
	BB+	Ba3	3,500,000	Term C, due 6/30/2007	3,525,375
	BB-	NR*	3,930,000	Coinmach Laundry Corp., Term B, due 6/30/2005**	3,930,817
	B	B3	550,000	National Equipment Services, 10% due 11/30/2004	530,750
	B	B3	500,000	Neff Corp., 10.25% due 6/01/2008	450,000
	B-	B3	900,000	Penhall International, 12% due 8/01/2006	904,500
	BB+	Ba2	3,000,000	United Rental, Term C, due 8/12/2006**	2,996,718
	B	B3	750,000	Universal Hospital Services, 10.25% due 3/01/2008	510,000

					20,030,687

Manufacturing - 4.8%	BB-	B1	4,950,000	Environmental Systems, Term B, due 9/30/2005**	4,714,875
	B-	B2	2,478,000	Fairfield Manufacturing Company Inc., 9.625% due 10/15/2008	2,254,980
	NR*	NR*	5,000,000	Metokote Corp., Term B, due 11/02/2005**	5,012,500
	CCC-	Ca	4,500,000	Morris Materials Handling, 9.50% due 4/01/2008	855,000
	B-	B3	1,575,000	Russell-Stanley Holding Inc., 10.875% due 2/15/2009	1,370,250
	BB-	Ba3	4,273,065	Terex Corporation, Term B, due 3/06/2005**	4,279,172
	NR*	NR*	4,500,000	TransTechnology, Term, due 8/31/2009**	4,432,500
	B+	Ba3	3,000,000	Westinghouse Air Brake, 9.375% due 6/15/2005	2,940,000

					25,859,277

Medical	B+	B1	4,000,000	Hudson Respiratory Care, 9.125% due 4/15/2008	3,200,000
Equipment - 0.6%

Metals &	CCC-	NR*	2,940,000	AEI Resources, Term B, due 12/31/2004**	2,609,250
Mining - 4.3%	NR*	B3	2,922,857	Acme Metals Inc., Term, due 12/01/2005**	2,551,654
	BB	NR*	795,594	Asarco Incorporated, Term 2, due 5/15/2001**	794,102
	B	Ba3	1,050,000	Bayou Steel Corp., 9.50% due 5/15/2008	968,625
	B	Caa1	1,625,000	GS Technologies Operating Co., 12% due 9/01/2004	910,000
	D	C	5,000,000	Geneva Steel, 9.50% due 1/15/2004	950,000
	BB-	B1	4,000,000	Golden Northwest Aluminum, 12% due 12/15/2006	4,190,000

	BB	Ba2	4,000,000	Great Central Mines Ltd., 8.875% due 4/01/2008	3,620,000
	B	Caa2	2,400,000	Lodestar Holdings Inc., 11.50% due 5/15/2005	600,000
	B	B2	1,975,000	Metal Management Inc., 10% due 5/15/2008	1,481,250
	B-	B3	5,000,000	WHX Corp., 10.50% due 4/15/2005	4,700,000

					23,374,881

Online Services - 1.0%	B-	B3	1,425,000	PSINet Inc., 11% due 8/01/2009	1,428,562
	NR*	NR*	3,000,000	Splitrock Services Inc., 11.75% due 7/15/2008	3,195,000
	B-	B3	1,000,000	Verio Inc., 11.25% due 12/01/2008	1,025,000

					5,648,562

Packaging - 1.0%	B-	Caa1	850,000	Consumers Packaging Inc., 9.75% due 2/01/2007	484,500
	B-	Caa2	1,000,000	Indesco International, 9.75% due 4/15/2008	340,000
	B	B3	2,500,000	Packaging Corporation of America, 9.625% due 4/01/2009	2,500,000
	B	B3	2,750,000	Spinnaker Industries Inc., 10.75% due 10/15/2006	2,200,000

					5,524,500

Paging - 0.1%	CCC+	B3	325,000	Metrocall Inc., 11% due 9/15/2008 (c)	269,750

Paper - 4.3%	B+	B2	2,550,000	Norampac Inc., 9.50% due 2/01/2008	2,537,250
	BB	Ba2	4,975,000	Pacifica Paper, Term B, due 12/31/2006**	4,999,875
	B-	B2	6,000,000	Repap New Brunswick, Inc., Term B, due 6/01/2004**	5,876,250
	B+	B1	4,000,000	SD Warren Co., 12% due 12/15/2004	4,150,000
	B+	Ba3	5,801,556	Stone Container Corporation, Term E, due 10/01/2003**	5,824,971

					23,388,346

Petroleum Refineries - 0.2%	BB-	Ba3	2,000,000	Clark Refining & Marketing Inc., Term, due 11/15/2004**	1,250,000

Pharmaceuticals -0.5%				Dade Behring Inc.**:
	B+	Ba3	1,243,750	Term B, due 6/30/2006	1,247,082
	B+	Ba3	1,243,750	Term C, due 6/30/2007	1,247,082

					2,494,164

Printing & Publishing - 0.3%	B-	Caa3	1,050,000	Premier Graphics Inc., 11.50% due 12/01/2005	472,500
	BBB-	Baa3	1,000,000	World Color Press Inc., 8.375% due 11/15/2008	977,767

					1,450,267

Property Management - 1.1%	Ba3	NR*	3,000,000	NRT Incorporated, Term, due 7/31/2004**	2,987,814
	B-	Ba2	675,000	Prison Realty Trust Inc., 12% due 6/01/2006	648,000
	NR*	NR*	2,500,000	Rockefeller Center Property Trust, 10.573% due 12/31/2000 (Convertible) (a)	2,087,500

					5,723,314

Restaurants - 0.8%				Domino & Bluefence**:
	B+	B1	1,000,000	Term B, due 12/21/2006	1,005,313
	B+	B1	2,162,446	Term C, due 12/21/2007	2,174,417
	B+	B1	1,160,194	Domino Pizza Funding Corp., Term B, due 12/21/2006**	1,166,358

					4,346,088

Debt Strategies Fund II, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (continued)					(in US dollars)

INDUSTRIES	S&P Ratings	Moody's Ratings	Face Amount	Corporate Debt Obligations	Value

Retail - Specialty - 1.4%	NR*	NR*	US$3,960,000	Asbury Automotive Group, Senior Secured Note, due 3/31/2005**	$3,910,500
	B	B3	2,000,000	TM Group Holdings, 11% due 5/15/2008	1,980,000
	B-	Caa1	1,890,000	United Auto Group, Inc., 11% due 7/15/2007	1,795,500

					7,686,000

Shipping - 0.2%	CCC+	B2	2,000,000	Enterprises Shipholding, 8.875% due 5/01/2008	1,220,000

Textile Mill Products - 1.2%	B	Caa3	6,500,000	Galey & Lord, Inc., 9.125% due 3/01/2008	2,015,000
	B-	Caa1	1,150,000	Globe Manufacturing Corp., 10% due 8/01/2008	483,000
	NR*	NR*	3,968,049	Joan Fabrics Corp., Term A, due 6/30/2003**	3,940,769

					6,438,769

Tower Construction &Leasing - 1.8%	BB-	B1	5,000,000	American Tower Systems Co., Term B, due 12/30/2007**	5,038,540
	B	B3	650,000	Crown Castle International Corporation, 9% due 5/15/2011	614,250
	NR*	NR*	4,000,000	Spectracite, Term B, due 6/30/2006**	4,014,000

					9,666,790

Transportation Services - 2.6%	BB-	NR*	1,000,000	Autopistas del Sol SA, 10.25% due 8/01/2009 (c)	825,000
	NR*	NR*	£3,199,000	Eurotunnel, Tier 1 Tranche, due 11/04/2007**	4,144,371
	B	NR*	US$5,000,000	MRS Logistica SA, 10.625% due 8/15/2005 (c)	4,287,500
	NR*	Ba3	4,975,000	Transportation Manufacturing, Term B, due 6/15/2006**	5,002,984

					14,259,855

Utilities - 0.4%	BB	Ba1	2,750,000	Monterrey Power, SA de CV, 9.625% due 11/15/2009 (c)	2,447,500

Waste Management - 1.7%	B-	Caa1	2,500,000	ISG Resources Inc., 10% due 4/15/2008	2,231,250
	BB-	B3	4,590,000	Norcal Waste Systems, 13.50% due 11/15/2005	4,830,975
	B+	B3	1,525,000	Safety-Kleen Corporation, 9.25% due 5/15/2009	1,311,500
	B	B3	725,000	Stericycle Inc., 12.375% due 11/15/2009	741,312

					9,115,037

Wired Telecommunications 12.4%	B+	B2	2,000,000	Call-Net Enterprises Inc., 9.375% due 5/15/2009	1,580,000
	B	B3	3,925,000	Caprock Communications Corporation, 11.50% due 5/01/2009	3,983,875
	NR*	NR*	4,275,000	E. Spire Communications, 10.521% due 7/01/2008 (a)	2,094,750
	B-	Caa1	4,825,000	Global Telesystems Group, 9.875% due 2/15/2005	4,101,250
	BB-	B2	5,000,000	Globenet Communications Group Ltd., 13% due 7/15/2007 (c)	4,750,000
	B	B3	650,000	Hermes Europe RailTel BV, 10.375% due 1/15/2009 (c)	609,375
				Intermedia Communications Inc.:
	B	B2	4,000,000	9.046% due 7/15/2007 (a)	3,170,000
	B	B2	4,250,000	9.50% due 3/01/2009	4,069,375
	B+	B1	3,250,000	Level 3 Communications Inc., 9.125% due 5/01/2008	2,941,250
	B+	B2	1,000,000	Metromedia Fiber Network, 10% due 11/15/2008	982,500
	B	B3	1,400,000	Netia Holdings II BV, 13.125% due 6/15/2009	1,491,000
	NR*	B2	5,000,000	Nextlink Communications, 9.45% due 4/15/2008 (a)	3,125,000
	NR*	NR*	8,750,000	Pacific Crossing Ltd., Term B, due 7/28/2006**	8,553,125

				Primus Telecommunications Group:
	B-	B3	1,000,000	11.75% due 8/01/2004	990,000
	B-	B3	1,875,000	11.25% due 1/15/2009	1,781,250
				RSL Communications PLC:
	B-	B2	3,000,000	11.965% due 3/01/2008 (a)	1,627,500
	B-	B2	1,950,000	9.875% due 11/15/2009	1,628,250
	NR*	B3	6,129,032	Teligent Inc., Term, due 7/01/2002**	6,017,944
	B	B2	3,000,000	Time-Warner Telecom LLC, 9.75% due 7/15/2008	3,000,000
	NR*	NR*	700,000	Versatel Telecom BV, 11.875% due 7/15/2009 (c)	714,000
	B-	B3	4,000,000	Viatel, Inc., 11.50% due 3/15/2009	3,780,000
				Williams Communications Group Inc.:
	BB-	B2	1,500,000	10.70% due 10/01/2007	1,541,250
	BB-	B2	1,500,000	10.875% due 10/01/2009	1,530,000
				Worldwide Fiber Inc.:
	B+	B3	1,950,000	12.50% due 12/15/2005	2,042,625
	B+	B3	700,000	12% due 8/01/2009	728,000

					66,832,319

Wireless	B	B1	8,750,000	CTI Holdings SA, 11.316% due 4/15/2008 (a)	5,775,000
Telecommunications-				Dolphin Telecom PLC (a):
8.6%	CCC+	Caa1	700,000	16.331% due 6/01/2008	316,750
	CCC+	Caa1	1,500,000	14% due 5/15/2009	630,000
				ESAT Telecom Group PLC:
	B+	B3	2,225,000	12.427% due 2/01/2007 (a)	2,002,500
	B+	B3	8,660,000	11.875% due 12/01/2008	10,045,600
	B-	B3	1,900,000	Microcell Telecommunications, 12% due 6/01/2009 (a)	1,239,750
				Nextel Communications, Inc.**:
	BB-	Ba2	5,000,000	Term B, due 6/30/2008	5,054,465
	BB-	Ba2	5,000,000	Term C, due 12/31/2008	5,054,465
	CCC+	B3	4,725,000	Nextel Partners Inc., 14% due 2/01/2009 (a)	3,153,938
	B+	B2	1,000,000	PTC International Finance II SA, 11.25% due 12/01/2009 (c)	1,010,000
				Telesystem International Wireless Inc. (a):
	CCC+	Caa1	3,350,000	16.147% due 6/30/2007	2,144,000
	CCC+	Caa1	4,250,000	10.052% due 11/01/2007	2,337,500
				VoiceStream Wireless Corporation/VoiceStream Wireless Holding Company:
	B-	B1	725,000	10.375% due 11/15/2009 (c)	749,469
	B+	B1	7,000,000	Term B, due 2/25/2009**	7,041,013

					46,554,450

				Total Investments in Corporate Debt Obligations (Cost - $722,242,901) - 124.4%	669,621,742

				Debt Strategies Fund II, Inc., February 29, 2000 (in U.S. Dollars)
SCHEDULE OF INVESTMENTS (concluded)
		Shares
INDUSTRIES		Held	Stocks & Warrants	Value

Broadcast - Radio &		8,850	Sirius Satellite (Warrants) (c)(d)	$1,150,500
Television - 0.2%

Online Services - 0.1%		3,000	Splitrock Services Inc. (Warrants) (d)	690,000

Packaging - 0.6%		26,452	Packaging Corporation of America (Preferred) (b)	3,088,312

Tower Construction		6,025	Crown Castle International Corporation (Preferred) (b)	6,205,363
& Leasing - 1.2%

Wired		17,336	Viatel, Inc.	976,234
Telecommunications - 0.2%

Wireless		2,000	Centaur Funding Corp. (Preferred)	2,049,376
Telecommunications -1.3%		4,804	Dobson Communications (Preferred) (b)	5,212,303

				7,261,679

Total Investments in Stocks & Warrants			(Cost - $16,583,812)- 3.6%	19,372,088

		Face
		Amount	Short-Term Securities

Commercial	US$	634,000	Vastar Resources, 5.95% due 3/01/2000	634,000
Paper*** - 0.1%

			Total Investments in Short-Term Securities (Cost - $634,000) - 0.1%	634,000

			Total Investments (Cost - $739,460,713) - 128.1%	689,627,830
			Unrealized Appreciation on Forward Foreign
			Exchange Contracts - Net**** - 0.0%	74,339
			Liabilities in Excess of Other Assets - (28.1%)	(151,359,479)

			Net Assets - 100.0%	$538,342,690

(a)	Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(b)	Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c)	The security may be offered and sold to "qualified institutional buyers"under Rule 144A of the Securities Act of 1933.
(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e)	Floating rate note.
*	Not Rated.
***	Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
****	Forward foreign exchange contracts as of February 29, 2000 were as follows:

Foreign Currency Sold	Expiration Date	Unrealized Appreciation

(Euro) 638,617	March 2000	$15,786
£ 2,760,621	March 2000	58,553

Total Unrealized Appreciation on Forward
Foreign Exchange Contracts - Net
(US$ Commitment - $5,047,587)		$74,339

**

Floating or Variable Rate Corporate Debt - The interest rates on floating or variable rate corporate debt are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate)or, in some cases, another base lending rate. Corporate loans represent 50.4% of the Fund's net assets.

+	Non-income producing security.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
	As of February 29, 2000

Assets:	Investments, at value (identified cost - $739,460,713)		$689,627,830
	Cash		49,209
	Unrealized appreciation on forward foreign exchange contracts		74,339
	Receivables:
	Interest	$ 13,253,517
	Securities sold	487,563
	Dividends	233,364	13,974,444

	Deferred facility fees		4,107
	Prepaid expenses		98,220

	Total assets		703,828,149

Liabilities:	Loans		161,000,000
	Payables:
	Interest on loans	2,406,730
	Dividends to shareholders	1,122,672
	Investment adviser	265,844
	Securities purchased	260,821
	Commitment fees	9,078	4,065,145

	Deferred income		50,633
	Accrued expenses		369,681

	Total liabilities		165,485,459

Net Assets:	Net assets		$538,342,690

Capital:	Common Stock, $.10 par value, 200,000,000 shares authorized		$ 6,261,000
	Paid-in capital in excess of par		619,266,581
	Undistributed investment income - net		5,195,536
	Accumulated realized capital losses on investments and foreign currency transactions - net		(42,755,240)
	Unrealized depreciation on investments and foreign currency transactions - net		(49,625,187)

	Net Assets - Equivalent to $8.60 per share based on 62,610,000 shares of capital stock outstanding (market price - $7.1875)		$538,342,690

	See Notes to Financial Statements.

	Debt Strategies Fund II, Inc., February 29, 2000

STATEMENT OF OPERATIONS

	For the Year Ended February 29, 2000

Investment Income:	Interest and discount earned (net of $35,782 foreign withholding tax)		$ 75,022,886
	Dividends		1,637,840
	Facility and other fees		685,818

	Total income		77,346,544

Expenses:	Loan interest expense	$ 10,655,187
	Investment advisory fees	4,459,855
	Professional fees	206,308
	Accounting services	122,348
	Listing fees	94,061
	Transfer agent fees	85,477
	Custodian fees	60,588
	Printing and shareholder reports	51,924
	Organization expenses	42,833
	Directors' fees and expenses	27,003
	Pricing services	15,471
	Other	66,848

	Total expenses		16,143,487

	Investment income - net		61,203,057

Realized &	Realized gain (loss) from:
Unrealized Gain (Loss)	Investments - net	(29,321,429)
On Investments &
Foreign Currency	Foreign currency transactions - net	137,183	(29,184,246)

	Change in unrealized appreciation/depreciation on:
Transactions - Net:
	Investments - net	(6,155,982)
	Foreign currency transactions - net	(92,194)	(6,248,176)

	Net Increase in Net Assets Resulting from Operations		$ 25,770,635

	See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
	Increase (Decrease) in Net Assets:	For the Year Ended February 29, 2000	For the Period March 27, 1998+ to February 28, 1999

Operations:	Investment income - net	$ 61,203,057	$ 47,590,151
	Realized loss on investments and foreign currency transactions - net	(29,184,246)	(13,489,541)
	Change in unrealized appreciation/depreciation on investments and foreign currency transactions - net	(6,248,176)	(43,377,011)

	Net increase (decrease) in net assets resulting from operations	25,770,635	(9,276,401)

Dividends to Shareholders:	Dividends to shareholders from investment income - net	(60,330,046)	(43,349,079)

Capital Share Transactions:	Proceeds from issuance of Common Stock	-	626,000,000
	Offering costs resulting from the issuance of Common Stock	-	(572,419)

	Net increase in net assets resulting from capital share transactions	-	625,427,581

Net Assets:	Total increase (decrease) in net assets	(34,559,411)	572,802,101
	Beginning of period	572,902,101	100,000

	End of period*	$538,342,690	$572,902,101

*	Undistributed investment income - net	$ 5,195,536	$ 4,159,105

+	Commencement of operations.
	See Notes to Financial Statements.

	Debt Strategies Fund II, Inc., February 29, 2000

STATEMENT OF CASH FLOWS

	For the Year Ended February 29, 2000

Cash Provided by	Net increase in net assets resulting from operations		$25,770,635
Operating Activities:	Adjustments to reconcile net increase in net assets resulting from
	operations to net cash provided by operating activities:
	Increase in receivables		(1,963,930)
	Decrease in other assets		54,261
	Increase in other liabilities.		1,243,487
	Realized and unrealized loss on investments and foreign currency transactions - net		35,432,422
	Amortization of discount		(9,273,659)

	Net cash provided by operating activities		51,263,216

Cash Used for	Proceeds from sales of long-term investments		450,152,458
Investing Activities:	Purchases of long-term investments		(460,073,831)
	Purchases of short-term investments		(186,278,653)
	Proceeds from sales and maturities of short-term investments		186,224,000

	Net cash used for investing activities		(9,976,026)

Cash Used for	Cash receipts from borrowings		330,000,000
Financing Activities:	Cash payments on borrowings		(311,000,000)
	Dividends paid to shareholders		(60,520,118)

	Net cash used for financing activities		(41,520,118)

Cash:	Net decrease in cash		(232,928)
	Cash at beginning of year		282,137
	Cash at end of year		$49,209

Cash Flow	Cash paid for interest		$9,305,212
Information:

	See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

	The following per share data and ratios have been derived from information provided in the financial statements.
	Increase ( Decrease ) in Net Asset Value:	For the Year Ended February 29, 2000	For the Period March 27, 1998+ to February, 28 1999

Per Share Operating	Net asset value, beginning of period	$ 9.15	$ 10.00
Performance:
	Investment income - net	.97	.76
	Realized and unrealized loss on investments and foreign currency transactions - net	(.56)	(.91)

	Total from investment operations	.41	(.15)

	Less dividends from investment income - net	(.96)	(.69)

	Capital charge resulting from the issuance of Common Stock	-	(.01)

	Net asset value, end of period	$8.60	$9.15

	Market price per share, end of period	$7.1875	$7.875

Total Investment	Based on market price per share	3.19%	(14.87%)++
Return:**
	Based on net asset value per share	6.26%	(1.09%)++

Ratios to Average	Expenses, net of reimbursement and excluding interest expense	.98%	.54%*
Net Assets:
	Expenses, net of reimbursement	2.87%	.93%*

	Expenses	2.87%	1.20%*

	Investment income - net	10.88%	8.60%*

Leverage:	Amount of borrowings, end of period (in thousands)	$161,000	$142,000

	Average amount of borrowings outstanding during the period (in thousands)	$182,404	$42,330

	Average amount of borrowings outstanding per share during the period	$2.91	$.69

Supplemental	Net assets, end of period (in thousands)	$538,343	$572,902
Data:
	Portfolio turnover	61.76%	89.76%

*    Annualized.

** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

+  Commencement of operations.

++  Aggregate total investment return.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DSU.

(a) Corporate debt obligations - The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments - Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Until July 9, 1999, Corporate Loans for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Corporate Loans were valued by calculating the mean of the last bid and asked prices in the markets for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan was available, such Corporate Loan was valued on the basis of the mean of the last available bid and asked prices in the market. As of July 12, 1999, pursuant to the approval of the Board of Directors, the Corporate Loans are valued at the mean between the last

Debt Strategies Fund II, Inc., February 29, 2000

NOTES TO FINANCIAL STATEMENTS (continued)

available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments - The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

· Financial futures contracts - The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

· Forward foreign exchange contracts - The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

· Options - The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

· Interest rate transactions - The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap or floor).

(d) Foreign currency transactions - Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income - Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(g) Organization expenses - In accordance with Statement of Position 98-5, unamortized organization expenses of $42,833 were expensed during the year ended February 29, 2000. This was considered to be a change in accounting principle and had no material impact on the operations of the Fund.

(h) Dividends and distributions - Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Reclassification - Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $163,420 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2.  Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the year ended February 29, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $380 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3.  Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended February 29, 2000 were $454,974,089 and $450,640,021, respectively.

Net realized gains (losses) for the year ended February 29, 2000 and net unrealized gains (losses) as of February 29, 2000 were as follows:

	Realized	Unrealized
	Gains (Losses)	Gains (Losses)

Long-term investments	$(29,321,429)	$(49,832,883)
Unfunded corporate loans	—	133,974
Forward foreign exchange contracts	199,438	74,339
Foreign currency transactions	(62,255)	(617)

Total	$(29,184,246)	$(49,625,187)

As of February 29, 2000, net unrealized depreciation for Federal income tax purposes aggregated $50,156,118, of

Debt Strategies Fund II, Inc., February 29, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

which $8,634,497 related to appreciated securities and $58,790,615 related to depreciated securities. The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $739,783,948.

4.  Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the year ended February 29, 2000 remained constant and during the period March 27, 1998 to February 28, 1999 increased by 62,600,000 from shares sold.

5.  Unfunded Loan Interests:

As of February 29, 2000, the Fund had unfunded loan commitments of approximately $1,595,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:

Unfunded
Commitment
Borrower	(in Thousands)

Breed Technologies Inc.	$ 15
Metro-Goldwyn-Mayer Inc. (MGM)	1,500
Specialty Foods, Inc.	80

6.  Short-Term Borrowings:

On July 14, 1999, the Fund extended its one-year credit agreement with The Bank of New York and Harris Trust and Saving Bank. The agreement is a $225,000,000 credit facility bearing interest at the Prime rate, the Federal Funds rate plus .55% and/or Eurodollar plus .55%. For the year ended February 29, 2000, the average amount borrowed was approximately $182,404,000 and the daily weighted average interest rate was 5.84%. For the year ended February 29, 2000, facility and commitment fees aggregated approximately $256,000.

7.  Capital Loss Carryforward:

At February 29, 2000, the Fund had a net capital loss carry-forward of approximately $29,650,000, of which $5,992,000 expires in 2007 and $23,658,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

8.  Subsequent Event:

On March 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.080372 per share, payable on March 31, 2000 to shareholders of record as of March 17, 2000.

[This page is intentionally left blank.]

Audited Financial Statements
for Debt Strategies Fund III, Inc.
for the Year Ended February 29, 2000

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Shareholders, Debt Strategies Fund III, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Debt Strategies Fund III, Inc. as of February 29, 2000, the related statements of operations and cash flows for the year then ended and the statement of changes in net assets, and the financial highlights for the year then ended and the period July 31, 1998 (commencement of operations) to February 28, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 29, 2000 by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Debt Strategies Fund III, Inc. as of February 29, 2000, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
April 17, 2000

Debt Strategies Fund III, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (in US dollars)

INDUSTRIES	S&P Ratings	Moody's Ratings	Face Amount	Corporate Debt Obligations	Value

Advertising - 1.0%	B	B2	$1,000,000	Adams Outdoor Advertising Inc., 10.75% due 3/15/2006	$1,037,500

Aircraft & Parts - 1.3%	B-	B3	500,000	Argo-Tech Corporation, 8.625% due 10/01/2007	410,000
	B	B1	500,000	BE Aerospace, 9.50% due 11/01/2008	460,625
	B-	B3	1,000,000	Compass Aerospace Corp., 10.125% due 4/15/2005	450,000

					1,320,625

Amusement &				AMC Entertainment Inc.:
Recreational	B-	B3	250,000	9.50% due 3/15/2009 (c)	191,250
Services - 1.3%	B-	B3	200,000	9.50% due 2/01/2011	151,000
	B	B2	200,000	Carmike Cinemas Inc., 9.375% due 2/01/2009	150,000
	B+	B1	500,000	Hollywood Entertainment, 10.625% due 8/15/2004 (c)	452,500
	BB-	Ba3	500,000	Loews Cineplex Entertainment, 8.875% due 8/01/2008	387,500

					1,332,250

Apparel - 1.9%	NR*	NR*	2,000,000	CS Brooks Canada, Inc., Term, due 6/25/2006 (a)	1,985,000

Automotive	BB-	Ba3	750,000	American Axle and Manufacturing Inc., 9.75% due 3/01/2009	740,625
Equipment - 3.6%	BB-	Ba3	1,485,000	Collins & Aikman Corp., Term C, due 12/31/2005 (a)	1,477,112
	D	Caa2	2,000,000	Key Plastics, Inc., 10.25% due 3/15/2007	640,000
	B-	B3	400,000	Special Devices Inc., 11.375% due 12/15/2008	272,000
	BB+	B2	375,000	Tenneco Inc., 11.625% due 10/15/2009 (c)	381,094
	B-	B3	250,000	Venture Holdings Trust, 12% due 6/01/2009	212,500

					3,723,331

Broadcast -	B	B2	3,260,000	Ackerley Group Inc., 9% due 1/15/2009	3,076,625
Radio &	B	B1	1,500,000	Benedek Broadcasting, Term, due 11/20/2007 (a)	1,497,657
Television - 8.2%	B-	B3	300,000	Citadel Broadcasting Company, 9.25% due 11/15/2008	288,000
	NR*	NR*	800,000	Gocom Communications, Term B, due 12/31/2007 (a)	798,000
	NR*	Caa1	2,800,000	Radio Unica Corp., 14.77% due 8/01/2006 (b)	1,792,000
	CCC+	NR*	600,000	Sirius Satellite, 14.50% due 5/15/2009	579,000
	B-	B3	450,000	Spanish Broadcasting System, 9.625% due 11/01/2009	442,125

					8,473,407

Building &	B-	B2	325,000	Webb (Del E.) Corp., 10.25% due 2/15/2010	283,562
Construction - 0.3%

Building	B	B3	1,050,000	Amatek Industries, 12% due 2/15/2008	987,000
Materials - 1.8%	B	B2	900,000	Republic Group Inc., 9.50% due 7/15/2008	810,000

					1,797,000

Business	B+	B1	1,875,000	Muzak Holdings LLC, 13% due 3/15/2010 (b)	1,125,000
Services - 1.1%

Cable - 10.8%	B+	B2	500,000	Charter Communications Holdings LLC, 8.625% due 4/01/2009	455,000

				Classic Cable Inc.:
	B-	B3	250,000	9.375% due 8/01/2009	234,375
	B-	B3	575,000	10.50% due 3/01/2010 (c)	575,719
	CCC+	B3	3,500,000	Coaxial Communications/Phoenix, 10% due 8/15/2006	3,346,875
	CCC+	Caa1	2,000,000	Coaxial LLC, 11.864% due 8/15/2008 (b)	1,250,000
				Echostar DBS Corporation:
	B	B2	200,000	9.25% due 2/01/2006	195,000
	B	B2	800,000	9.375% due 2/01/2009	782,000
	CCC+	B3	750,000	Golden Sky Systems, 12.375% due 8/01/2006	828,750
	B+	B1	500,000	Insight Midwest/Insight Capital, 9.75% due 10/01/2009 (c)	505,000
				Pegasus Communications:
	B	B3	250,000	9.75% due 12/01/2006	241,250
	B-	B1	500,000	Term, due 4/30/2005 (a)	501,459
	B-	B3	500,000	RCN Corporation, 10.125% due 1/15/2010	465,000
				Telewest Communications PLC:
	B+	B1	1,000,000	11.25% due 11/01/2008	1,062,500
	B+	B1	700,000	9.875% due 2/01/2010 (c)	700,875

					11,143,803

Chemicals - 9.1%	BBB-	Baa3	1,000,000	Equistar Chemicals LP, 8.75% due 2/15/2009	974,760
				Huntsman Corp./ICI Chemical (a):
	BB	Ba3	750,000	Term B, due 6/30/2007	755,893
	BB	Ba3	750,000	Term C, due 6/30/2008	755,893
	BB	Ba2	2,086,326	Huntsman Corporation, Term, due 12/31/2002 (a)	2,074,156
	NR*	Ba3	2,977,500	Lyondell Petrochemical Co., Term E, due 5/17/2006 (a)	3,056,972
	B+	B2	1,936,533	Pioneer Americas, Inc., Term, due 12/05/2006 (a)	1,728,356

					9,346,030

Computer-Related Services - 2.4%	NR*	NR*	2,535,590	Bridge Information Systems, Term B, due 5/29/2005 (a)	2,443,322

Consumer	BB-	Ba3	375,000	Burhmann NV, Term B, due 10/26/2007 (a)	377,953
Products - 0.6%	B+	B2	250,000	Evenflo Company Inc., 11.75% due 8/15/2006	242,500

					620,453

Drilling - 6.2%	BB-	B1	3,000,000	Cliffs Drilling, 10.25% due 5/15/2003	2,985,000
	B+	B1	1,496,250	Key Energy Services Inc., Term B, due 9/14/2004 (a)	1,499,055
	B+	B1	500,000	Parker Drilling Co., 9.75% due 11/15/2006	476,250
	BB-	Ba3	1,300,000	R & B Falcon Corp., 11.375% due 3/15/2009	1,378,000

					6,338,305

Electronics/Electronic	B	B2	775,000	Advanced Glassfiber Yarn, 9.875% due 1/15/2009	713,000
Components - 2.8%	B	B2	395,000	BGF Industries Inc., 10.25% due 1/15/2009	361,425
	B	B1	300,000	Filtronic PLC, 10% due 12/01/2005	290,250
	BB+	Ba2	750,000	Flextronics International Ltd., 8.75% due 10/15/2007	716,250
	B+	B3	995,000	High Voltage Engineering, 10.50% due 8/15/2004	813,412

					2,894,337

Debt Strategies Fund III, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (continued) (in US dollars)

INDUSTRIES	S&P Ratings	Moody's Ratings	Face Amount	Corporate Debt Obligations	Value

Energy - 2.5%	B	Ba2	$ 500,000	Belco Oil & Gas Corp., 8.875% due 9/15/2007	$ 465,000
	B	Ba2	500,000	Canadian Forest Oil Ltd., 8.75% due 9/15/2007	465,000
	BBB	B3	500,000	Chesapeake Energy Corp., 9.625% due 5/01/2005	472,500
	B-	Caa1	675,000	Energy Corp. of America, 9.50% due 5/15/2007	479,250
	B	B2	250,000	Forest Oil Corporation, 10.50% due 1/15/2006	252,500
	B+	B1	500,000	Nuevo Energy Company, 9.50% due 6/01/2008	487,500

					2,621,750

Environmental				URS Corporation (a):
Services - 1.0%	BB	Ba3	497,500	Term B, due 6/09/2006	501,542
	BB	Ba3	497,500	Term C, due 6/09/2007	501,542

					1,003,084

Financial	BB+	Ba3	1,000,000	Sovereign Bank, Term, due 11/17/2003 (a)	1,004,375
Services - 1.0%

Food & Kindred	B+	B1	1,000,000	B & G Foods, Term B, due 3/15/2006 (a)	998,750
Products - 5.1%	BB-	B1	500,000	Luigino's Inc., 10% due 2/01/2006	410,000
	B	B2	1,000,000	SC International Services, Inc., 9.25% due 9/01/2007	920,000
				Specialty Foods, Inc. (a):
	NR*	B3	1,075,207	Revolving Credit, due 1/31/2001	1,069,831
	NR*	B3	1,834,954	Term, due 1/31/2001	1,839,541

					5,238,122

Forest Products - 0.5%	B+	B3	500,000	Millar Western Forest, 9.875% due 5/15/2008	493,750

Furniture &	B+	Ba3	625,000	Formica Corporation, 10.875% due 3/01/2009	553,125
Fixtures - 0.5%

Gaming - 4.2%	B-	B1	325,000	Argosy Gaming Company, 10.75% due 6/01/2009	333,937
	B-	Ba3	300,000	Coast Hotels & Casino, 9.50% due 4/01/2009	281,250
	B	B1	500,000	Eldorado Resorts LLC, 10.50% due 8/15/2006	500,000
	B	B2	1,000,000	Harvey Casino Resorts, 10.625% due 6/01/2006	1,027,500
				Hollywood Park Inc.:
	BB-	Ba2	250,000	9.25% due 2/15/2007	241,875
	B	B2	250,000	9.50% due 8/01/2007	242,500
	BB+	Ba2	300,000	Horseshoe Gaming Holdings, 8.625% due 5/15/2009	276,750
	BB+	Ba2	300,000	Horseshoe Gaming LLC, 9.375% due 6/15/2007	290,250
	BB	Ba2	1,040,000	Isle of Capri Casinos, 8.75% due 4/15/2009	921,700
	B	B2	375,000	Trump Atlantic City Associates/Funding Inc.,	255,000
				11.25% due 5/01/2006
					4,370,762

Hotels &	B-	Ba3	500,000	Extended Stay America, 9.15% due 3/15/2008	446,250
Motels - 5.1%	BB	Ba2	1,000,000	HMH Properties, Inc., 8.45% due 12/01/2008	897,500

	NR*	Ba1	1,000,000	Starwood Hotels & Resorts Trust, Term, due 2/23/2003 (a)	1,003,750
				Wyndham International (a):
	B+	B3	1,000,000	Incremental Term, due 6/30/2006	987,031
	B+	B3	2,000,000	Term, due 6/30/2006	1,947,778

					5,282,309

Industrial	B	B2	350,000	Building One Services, 10.50% due 5/01/2009 (c)	322,000
Services - 0.3%

Insurance - 0.5%	B+	Ba3	600,000	Willis Corroon Corporation, 9% due 2/01/2009	480,000

Leasing & Rental				Avis Rent A Car (a):
Services - 5.6%	BB+	Ba3	1,500,000	Term B, due 6/30/2006	1,509,923
	BB+	Ba3	1,500,000	Term C, due 6/30/2007	1,510,875
	B	B3	250,000	National Equipment Services, 10% due 11/30/2004	241,250
	BB-	B1	2,000,000	Neff Corp., 10.25% due 6/01/2008	1,800,000
	B-	B3	500,000	Penhall International, 12% due 8/01/2006	502,500
	B	B3	250,000	Universal Hospital Services, 10.25% due 3/01/2008	170,000

					5,734,548

Manufacturing - 5.5%	NR*	NR*	500,000	Citation Corporation, Term B, due 12/01/2007 (a)	495,157
	BB-	B1	1,980,000	Environmental Systems Product, Inc., Term B, due 9/30/2005 (a)	1,885,950
	B-	B2	475,000	Fairfield Manufacturing Company Inc., 9.625% due 10/15/2008	432,250
	NR*	NR*	2,000,000	Metokote Corp., Term B, due 11/02/2005 (a)	2,005,000
	CCC-	Ca	500,000	Morris Materials Handling, 9.50% due 4/01/2008	95,000
	B-	B3	300,000	Russell-Stanley Holding Inc., 10.875% due 2/15/2009	261,000
	NR*	NR*	500,000	TransTechnology, Term, due 8/31/2009 (a)	492,500

					5,666,857

Medical	B+	B1	1,860,947	Alaris Medical Systems Inc., Term D, due 5/01/2005 (a)	1,853,969
Equipment - 3.7%	B+	B1	2,000,000	Hanger Ortho, Term B, due 12/30/2006 (a)	1,926,250

					3,780,219

Metals &	CCC-	NR*	980,000	AEI Resources, Term B, due 12/31/2004 (a)	869,750
Mining - 4.4%	BB	NR*	198,898	Asarco Incorporated, Term 2, due 5/15/2001 (a)	198,525
	BB-	B1	500,000	Golden Northwest Aluminum, 12% due 12/15/2006	523,750
	BB-	B1	3,000,000	Ormet Corporation, Term, due 8/15/2008 (a)	2,992,500

					4,584,525

Online	B-	B3	300,000	PSINet Inc., 11% due 8/01/2009	300,750
Services - 0.5%	B-	B3	250,000	Verio Inc., 11.25% due 12/01/2008	256,250

					557,000

Packaging - 1.2%	B-	Caa1	250,000	Consumers Packaging Inc., 9.75% due 2/01/2007	142,500
				Packaging Corp. (a):
	BB	Ba3	319,008	Term B, due 4/12/2007	320,803
	B	B3	319,008	Term C, due 4/12/2008	320,803
	B	B3	500,000	Packaging Corporation of America, 9.625% due 4/01/2009	500,000

					1,284,106

Debt Strategies Fund III, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (continued)	(in US dollars)

INDUSTRIES	S&P Ratings	Moody's Ratings	Face Amount	Corporate Debt Obligations	Value
Paging - 0.1%	CCC+	B3	$ 100,000	Metrocall Inc., 11% due 9/15/2008 (c)	$ 83,000

Paper - 7.1%	NR*	NR*	1,981,250	Cellu Tissue Holdings, Inc., Term C, due 3/24/2005 (a)	1,916,859
	B+	B2	450,000	Norampac Inc., 9.50% due 2/01/2008	447,750
	BB	Ba2	1,990,000	Pacifica Paper, Term B, due 12/31/2006 (a)	1,999,950
	B+	B2	3,000,000	Repap New Brunswick, Inc., Term B, due 6/01/2004 (a)	2,938,125

					7,302,684

Petroleum	BB-	Ba3	2,000,000	Clark Refining & Marketing, Inc., Term, due 11/15/2004 (a)	1,250,000
Refineries - 1.2%

Printing &	BB-	Caa3	250,000	Premier Graphics Inc., 11.50% due 12/01/2005	112,500
Publishing 0.3%	BB-	Baa3	250,000	World Color Press Inc., 8.375% due 11/15/2008	244,441

					356,941

Property	NR*	NR*	500,000	NRT Incorporated, Term, due 7/31/2004 (a)	497,969
Management - 2.6%	NR*	Ba3	1,990,000	Prison Realty, Term C, due 12/31/2002 (a)	1,989,379
	B+	Ba2	150,000	Prison Realty Trust Inc., 12% due 6/01/2006	144,000

					2,631,348

Restaurants &				Domino & Bluefence (a):
Food Service - 1.0%	B+	B1	497,482	Term B, due 12/21/2006	500,125
	B+	B1	498,000	Term C, due 12/21/2007	500,757

					1,000,882

Retail - 0.8%	B	B2	500,000	Group 1 Automotive Inc., 10.875% due 3/01/2009	472,500
	B-	Caa1	450,000	United Auto Group, Inc., 11% due 7/15/2007	427,500

					900,000

Tower Construction	BB-	B1	1,000,000	American Tower, Term B, due 12/30/2007 (a)	1,007,708
& Leasing - 2.1%	B+	B1	150,000	Crown Castle International Corporation, 9% due 5/15/2011	141,750
	NR*	NR*	1,000,000	Spectrasite, Term B, due 6/30/2006 (a)	1,003,500

					2,152,958

Transportation -	BB-	NR*	995,000	Transportation Manufacturing, Term B, due 6/15/2006 (a)	1,000,597
Services - 1.0%

Waste	BB-	B3	1,300,000	Norcal Waste Systems, 13.50% due 11/15/2005	1,368,250
Management -1.8%	B+	Ca	300,000	Safety-Kleen Corporation, 9.25% due 5/15/2009	258,000
	B	B3	250,000	Stericycle Inc., 12.375% due 11/15/2009	255,625

					1,881,875

Wired	B+	B2	400,000	Call-Net Enterprises Inc., 9.375% due 5/15/2009	316,000
Telecommunications - 6.4%	B	B3	775,000	Caprock Communications Corporation, 11.50% due 5/01/2009	786,625
	B-	Caa1	925,000	Global Telesystems Group, 9.875% due 2/15/2005	786,250

	B	B3	120,000	Hermes Europe RailTel BV, 10.375% due 1/15/2009	112,500
	B	B2	750,000	Intermedia Communications Inc., 9.50% due 3/01/2009	718,125
	B+	B2	250,000	Metromedia Fiber Network, 10% due 11/15/2008	245,625
	B	B3	300,000	Netia Holdings II BV, 13.125% due 6/15/2009	319,500
	B	B2	2,000,000	Nextlink Communications Inc., 12.25% due 6/01/2009 (b)	1,210,000
	B-	B3	500,000	Primus Telecommunications Group, 11.25% due 1/15/2009	475,000
	B-	B2	400,000	RSL Communications PLC, 9.875% due 11/15/2009	334,000
	NR*	NR*	200,000	Versatel Telecom BV, 11.875% due 7/15/2009 (c)	204,000
				Williams Communications Group Inc.:
	BB-	B2	250,000	10.70% due 10/01/2007	256,875
	BB-	B2	250,000	10.875% due 10/01/2009	255,000
				Worldwide Fiber Inc.:
	B	B3	360,000	12.50% due 12/15/2005	377,100
	B	B3	200,000	12% due 8/01/2009	208,000

					6,604,600

Wireless				Dolphin Telecom PLC (b):
Telecommunications - 10.8%	CCC+	Caa1	250,000	11.50% due 6/01/2008	113,125
	CCC+	Caa1	330,000	14% due 5/15/2009	138,600
				ESAT Telecom Group PLC:
	B+	B3	625,000	12.427% due 2/01/2007 (b)	562,500
	B+	B3	1,375,000	11.875% due 12/01/2008	1,595,000
	B-	B3	400,000	Microcell Telecommunications, 12% due 6/01/2009 (b)	261,000
				Nextel Communications, Inc. (a):
	BB-	Ba2	1,500,000	Term B, due 6/30/2008	1,516,340
	BB-	Ba2	1,500,000	Term C, due 12/31/2008	1,516,340
	B+	B3	800,000	Nextel Partners Inc., 14% due 2/01/2009 (b)	534,000
	B+	B2	200,000	PTC International Finance II SA, 11.25% due 12/01/2009 (c)	202,000
	NR*	NR*	2,000,000	PowerTel PCS, Term B, due 12/31/2006 (a)	1,993,750
	CCC+	Caa1	650,000	Telesystem International Wireless Inc., 16.147% due 6/30/2007 (b)	416,000
	NR*	B2	1,000,000	Tritel Holdings, Term B, due 12/31/2007 (a)	1,003,250
				VoiceStream Wireless Corporation/VoiceStream Wireless
				Holding Company:
	B-	B1	250,000	10.375% due 11/15/2009 (c)	258,437

	B+	B1	1,000,000	Term B, due 2/25/2009 (a)	1,005,859

					11,116,201

				Total Investments in Corporate Debt Obligations (Cost -$139,433,735) - 129.2%	133,121,543

Debt Strategies Fund III, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (concluded) (in US dollars)

INDUSTRIES	Shares Held	Stocks and Warrants	Value

Broadcast Radio & Television - 0.2%	1,800	Sirius Satellite (Warrants) (c)(e)	$234,000

Energy - 0.4%	27,883	Forcenergy Inc.	390,362

Packaging - 0.6%	5,290	Packaging Corporation of America (Preferred) (d)	617,662

Tower Construction & Leasing - 2.3%	2,337	Crown Castle International Corporation (Preferred) (d)	2,407,281

Wireless Telecommunications - 1.6%	1,000	Centaur Funding Corp. (Preferred)	1,024,688
	534	Dobson Communications (Preferred) (d)	579,119

			1,603,807

		Total Investments in Stocks & Warrants (Cost - $4,885,417) - 5.1%	5,253,112

	Face Amount	Short-Term Securities

Commercial Paper - 0.5%**	$549,000	Vastar Resources, 5.95% due 3/01/2000	549,000

		Total Investments in Short-Term Securities (Cost - $549,000) - 0.5%	549,000

		Total Investments (Cost - $144,868,152) - 134.8%	138,923,655
		Liabilities in Excess of Other Assets - (34.8%)	(35,844,233)

		Net Assets - 100.0%	$103,079,422

(a)

Floating or Variable Rate Corporate Debt -The interest rates on floating or variable rate corporate debt are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or in some cases, another base lending rate. Corporate loans represent 64.8% of the Funds net assets.

(b)	Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(c)	The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)	Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
(e)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

*	Not Rated.
**	Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
+	Non-income producing security.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

	As of February 29, 2000

Assets:	Investments, at value (identified cost -$144,868,152)		$ 138,923,655
	Receivables:
	Interest	$ 2,750,6330
	Securities sold	168,125	2,918,758

	Prepaid expenses and other assets		35,271

	Total assets		141,877,684

Liabilities:	Loans		37,000,000

	Payables:
	Custodian bank	912,789
	Interest on loans	425,188
	Dividends to shareholders	231,659
	Investment adviser	53,882
	Commitment fees	2,306	1,625,824

	Accrued expenses and other liabilities		172,438

	Total liabilities		38,798,262

Net Assets:	Net assets		$ 103,079,422

Capital:	Common Stock, $.10 par value, 200,000,000 shares authorized		$ 1,101,000
	Paid-in capital in excess of par		108,740,136
	Undistributed investment income -net		1,088,046
	Accumulated realized capital losses on investments and foreign currency transactions - net		(1,905,263)
	Unrealized depreciation on investments and foreign currency transactions - net		(5,944,497)

	Total - Equivalent to $9.36 per share based on 11,010,000 shares of capital stock outstanding
	(market price - $8.75)		$ 103,079,422

See Notes to Financial Statements.

Debt Strategies Fund III, Inc., February 29, 2000

STATEMENT OF OPERATIONS

	For the Year Ended February 29, 2000
Investment Income:	Interest and discount earned		$ 14,578,909
	Dividends		549,151
	Facility and other fees		198,652

	Total income		15,326,712

Expenses:	Loan interest expense	$ 2,370,553
	Investment advisory fees	899,808
	Accounting services	90,900
	Professional fees	86,873
	Borrowing costs	34,456
	Transfer agent fees	32,732
	Directors' fees and expenses	27,120
	Printing and shareholder reports	25,626
	Amortization of organization expenses	19,027
	Custodian fees	18,126
	Listing fees	18,110
	Pricing services	12,357
	Other	19,936

	Total expenses		3,655,624

	Investment income - net		11,671,088

Realized & Unrealized	Realized gain (loss) from:
Gain (Loss) on	Investments - net	(1,864,868)
Investments &	Foreign currency transactions - net	39,583	(1,825,285)
Foreign Currency
Transactions - Net:	Change in unrealized appreciation/depreciation on:
	Investments - net	(6,066,901)
	Foreign currency transactions - net	(31,896)	(6,098,797)

	Net Increase in Net Assets Resulting from Operations		$ 3,747,006

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Increase (Decrease) in Net Assets:	For the Year Ended Feb. 29, 2000	For the Period July 31, 1998+ to Feb. 28, 1999

Operations:	Investment income - net	$ 11,671,088	$ 5,158,843
	Realized loss on investments and foreign currency transactions - net	(1,825,285)	(62,479)
	Change in unrealized appreciation/depreciation on investments and foreign currency transactions - net	(6,098,797)	154,300

	Net increase in net assets resulting from operations	3,747,006	5,250,664

Dividends to	Dividends to shareholders from investment income - net	(11,361,428)	(4,397,956)
Shareholders:

Capital Share	Proceeds from issuance of Common Stock		110,000,000
Transactions:	Offering costs resulting from the issuance of shares	36,136	(295,000)

	Net increase in net assets resulting from capital share transactions	36,136	109,705,000

Net Assets:	Total increase (decrease) in net assets	(7,578,286)	110,557,708
	Beginning of period	110,657,708	100,000

	End of period*	$ 103,079,422	$ 110,657,708

	*Undistributed investment income - net	$ 1,088,046	$ 738,803

+ Commencement of operations.

See Notes to Financial Statements.

Debt Strategies Fund III, Inc., February 29, 2000

STATEMENT OF CASH FLOWS

	For the Year Ended February 29, 2000

Cash Provided by	Net increase in net assets resulting from operations	$ 3,747,006
Operating Activities:	Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by
	operating activities:
	Increase in receivables	(374,890)
	Decrease in other assets	11,236
	Increase in other liabilities	1,262,148
	Realized and unrealized gain on investments and foreign currency transactions - net	7,924,082
	Amortization of discount	(1,275,924)

	Net cash provided by operating activities	11,293,658

Cash Used for	Proceeds from sales of long-term investments	72,482,584
Investing Activities:	Purchases of long-term investments	(91,262,370)
	Purchases of short-term investments	(123,493,392)
	Proceeds from sales and maturities of short-term investments	123,289,000

	Net cash used for investing activities	(18,984,178)

Cash Provided by	Offering costs resulting from the issuance of Common Stock	36,136
Financing Activities:	Cash receipts from borrowings	71,000,000
	Cash payments on borrowings	(52,000,000)
	Dividends paid to shareholders	(11,345,942)

	Net cash provided by financing activities	7,690,194

Cash:	Net decrease in cash	(326)
	Cash at beginning of year	326

	Cash at end of year	$ —

Cash Flow	Cash paid for interest	$ 1,998,165
Information:

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

	Increase (Decrease) in Net Asset Value:	For the Year Ended Feb. 29, 2000		For the Period July 31, 1998+ to Feb. 28, 1999

Per Share	Net asset value, beginning of period	$ 10.05		$ 10.00
Operating
Performance:	Investment income - net	1.06			.47

	Realized and unrealized gain (loss) on investments and foreign currency transactions - net		(.72)		.01

	Total from investment operations		.34		.48

	Less dividends from investment income - net	(1.03)			(.40)

	Capital charge resulting from the issuance of Common Stock		—		(.03)

	Net asset value, end of period	$ 9.36		$ 10.05

	Market price per share, end of period	$ 8.75		$ 8.875

Total Investment	Based on market price per share	10.82%		(7	.37%)++
Return:**
	Based on net asset value per share	4.69%		4	.89%++

Ratios to Average	Expenses, net of reimbursement and excluding interest expense	1.18%			.31%*
Net Assets:

	Expenses, net of reimbursement	3.36%			.39%*

	Expenses	3.36%		1	.09%*

	Investment income - net	10.73%		8	.02%*

Leverage:	Amount of borrowings, end of period (in thousands)	$ 37,0	00	$ 18,0	00

	Average amount of borrowings outstanding during the period (in thousands)	$ 40,7	76	$ 1,7	37

	Average amount of borrowings outstanding per share during the period	$ 3.70			$.16

Supplemental	Net assets, end of period (in thousands)	$ 103,0	79	110,6	58
Data:
	Portfolio turnover	50.07%		50.99%

*	Annualized.
**

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

+	Commencement of operations.
++	Aggregate total investment return.

See Notes to Financial Statements.

Debt Strategies Fund III, Inc., February 29, 2000

NOTE TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DBU.

(a) Corporate debt obligations - The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments - Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Until July 9, 1999, Corporate Loans for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Corporate Loans were valued by calculating the mean of the last available bid and asked prices in the markets for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan was available, such Corporate Loan was valued on the basis of the mean of the last available bid and asked prices in the market. As of July 12, 1999, pursuant to the approval of the Board of Directors, the Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments - The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

  · Financial futures contracts - The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

·	Forward foreign exchange contracts - The Fund is authorized to enter into forward foreign exchange contract as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.
·	Options - The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes again or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

·	Interest rate transactions - The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

d) Foreign currency transactions - Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax maybe imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income - Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(g) Deferred organization and offering expenses - In accordance with Statement of Position 98-5, any unamortized organization expenses of $19,027 were expensed during the year ended February 29, 2000. This was considered to be a change in accounting principal and had no material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(h) Dividends and distributions - Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Debt Strategies Fund III, Inc., February 29, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

(i) Custodian bank - The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from an unprojected payment of net investment income dividends.

(j) Reclassification - Generally accepted accounting principles require that certain components of net assets beadjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $39,583 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML &Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the year ended February 29, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $342 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended February 29, 2000 were $90,537,370 and $72,650,709, respectively. Net realized gains (losses) for the year ended February 29, 2000 and net unrealized losses as of February 29, 2000 were as follows:

	Realized Gains (Losses)	Unrealized Losses
Long-term investments	$(1,864,868)	$(5,944,497)
Foreign currency transactions	(28,701)	—
Forward foreign exchange contracts	68,284	—

Total	$(1,825,285)	$(5,944,497)

As of February 29, 2000, net unrealized depreciation for Federal income tax purposes aggregated $5,956,750, of which $1,585,335 related to appreciated securities and $7,542,085 related to depreciated securities. The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $144,880,405.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the year ended February 29, 2000 remained constant and for the period July 31, 1998 to February 28, 1999 increased by 11,000,000 from shares sold.

5. Short-Term Borrowings:

On December 17, 1999, the Fund extended its one-year credit agreement with State Street Bank and Trust Company and Fleet National Bank. The agreement is a $55,000,000 credit facility bearing interest at the Prime rate, the Federal Funds rate plus .55% and/or Eurodollar rate plus .55%. For the year ended February 29, 2000, the average amount borrowed was approximately $40,776,000 and the daily weighted average interest rate was 5.80%. For the year ended February 29, 2000, facility and commitment fees aggregated $34,000.

6. Capital Loss Carryforward:

At February 29, 2000, the Fund had a net capital loss carry forward of approximately $133,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On March 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.095233 per share, payable on March 31, 2000 to shareholders of record as of March 17, 2000.

[This page is intentionally left blank.]

Pro Forma Unaudited Financial Statements
for the Surviving Fund
as of February 29, 2000

COMBINED SCHEDULE OF INVESTMENTS FOR
DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC. AND
DEBT STRATEGIES FUND III, INC.

(Unaudited)

February 29, 2000

Industries				Value

S&P Ratings	Moody’s Ratings	Face Amount	Corporate Debt Obligations	Debt Strategies Fund II, Inc.	Debt Strategies Fund, Inc.	Debt Strategies Fund III, Inc.	Pro Forma for Combined Fund

Advertising — 0.7%
B	B2	US$ 3,300,000	Adams Outdoor Advertising Inc., 10.75% due 3/15/2006	$ 1,348,750	$ 1,037,500	$ 1,037,500	$ 3,423,750
B	B1	3,000,000	Outdoor Systems Inc., 8.875% due 6/15/2007	—	3,060,000	—	3,060,000

				1,348,750	4,097,500	1,037,500	6,483,750

Agricultural Products — 0.4%
B	B2	3,000,000	Sun World International, Inc., 11.25% due 4/15/2004	—	3,037,500	—	3,037,500

Aircraft & Parts — 0.9%
B-	B3	3,000,000	Argo-Tech Corporation, 8.625% due 10/01/2007	2,050,000	—	410,000	2,460,000
B	B1	1,500,000	BE Aerospace, 9.50% due 11/01/2008	921,250	—	460,625	1,381,875
B-	B3	7,970,000	Compass Aerospace Corp., 10.125% due 4/15/2005	3,136,500	—	450,000	3,586,500

				6,107,750	—	1,320,625	7,428,375

Amusement & Recreational Services — 3.2%			AMC Entertainment Inc.:
B-	B3	3,700,000	9.50% due 3/15/2009(c)	765,000	1,874,250	191,250	2,830,500
B-	B3	1,450,000	9.50% due 2/01/2011	641,750	302,000	151,000	1,094,750
NR*	Ba3	3,095,236	American Ski, Term, due 5/31/2006**	3,033,331	—	—	3,033,331
B	B2	1,675,000	Carmike Cinemas Inc., 9.375% due 2/01/2009	750,000	356,250	150,000	1,256,250
B-	B3	3,500,000	Hollywood Entertainment, 10.625% due 8/15/2004(c)	2,715,000	—	452,500	3,167,500
B+	NR*	4,912,500	Kerasotes Theatres, Inc., Term B, due 12/31/2004**	4,900,219	—	—	4,900,219
BBB-	Baa3	5,000,000	Metro Goldwyn Mayer Co. (MGM), Term A, due 3/31/2005**	—	4,908,335	—	4,908,335
BB-	Ba3	1,800,000	Loews Cineplex Entertainment, 8.875% due 8/01/2008	1,007,500	—	387,500	1,395,000
B	B2	3,350,000	Riddell Sports, Inc., 10.50% due 7/15/2007	—	2,814,000	—	2,814,000
B+	B1	2,000,000	SFX Entertainment, Term B, due 6/30/2006**	2,001,750	—	—	2,001,750

				15,814,550	10,254,835	1,332,250	27,401,635

Apparel — 1.1%			Arena Brands, Inc.**:
NR*	NR*	1,274,060	Term A, due 6/01/2002	—	1,180,098	—	1,180,098
NR*	NR*	3,037,440	Term B, due 6/01/2002	—	2,817,226	—	2,817,226
NR*	NR*	5,250,000	CS Brooks Canada, Inc., Term, due 6/25/2006**	3,225,625	—	1,985,000	5,210,625
B-	B3	1,175,000	GFSI Inc., 9.625% due 3/01/2007	—	705,000	—	705,000

				3,225,625	4,702,324	1,985,000	9,912,949

Automotive Equipment — 5.3%
BB-	Ba3	5,000,000	American Axle and Manufacturing Inc., 9.75% due 3/01/2009	4,196,875	—	740,625	4,937,500
D	Caa1	1,123,838	†Breed Technologies Inc., Revolving Credit, due 4/27/2004**	319,081	340,612	—	659,693

COMBINED SCHEDULE OF INVESTMENTS FOR
DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC. AND
DEBT STRATEGIES FUND III, INC.

(Unaudited) (Continued)

February 29, 2000

Industries				Value

S&P Ratings	Moody’s Ratings	Face Amount	Corporate Debt Obligations	Debt Strategies Fund II, Inc.	Debt Strategies Fund, Inc.	Debt Strategies Fund III, Inc.	Pro Forma for Combined Fund

Automotive Equipment — (concluded)
CC	Ca	US$ 3,500,000	Cambridge Industries Inc., 10.25% due 7/15/2007	$ —	$ 630,000	$ —	$ 630,000
B+	B1	3,500,000	Citation Corporation, Term B, due 12/01/2007**	1,980,626	990,313	495,157	3,466,096
BB-	Ba3	11,385,000	Collins & Aikman Corp., Term C, due 12/31/2005**	9,847,411	—	1,477,112	11,324,523
B	B2	5,000,000	Group 1 Automotive Inc., 10.875% due 3/01/2009	4,252,500	—	472,500	4,725,000
B	B2	500,000	Hayes Lemmerz International Inc., 8.25% due 12/15/2008	—	436,250	—	436,250
BB-	Ba3	3,200,000	Holley Performance Products, 12.25% due 9/15/2007(c)	3,104,000	—	—	3,104,000
CCC+	Caa2	3,850,000	Key Plastics, Inc., 10.25% due 3/15/2007	—	592,000	640,000	1,232,000
CCC+	Caa1	4,000,000	Newcor Inc., 9.875% due 3/01/2008	1,770,000	590,000	—	2,360,000
			Safelite Glass Corp.:
B+	B1	4,102,243	Term B, due 12/23/2003**	1,119,912	1,119,912	—	2,239,824
B+	B1	4,102,243	Term C, due 12/23/2004**	1,119,912	1,119,912	—	2,239,824
B-	B3	3,400,000	Special Devices Inc., 11.375% due 12/15/2008	1,394,000	646,000	272,000	2,312,000
BB	B2	3,375,000	Tenneco Inc., 11.625% due 10/15/2009(c)	2,286,563	762,187	381,094	3,429,844
			Venture Holdings Trust:
B	B2	1,800,000	9.50% due 7/01/2005	—	1,638,000	—	1,638,000
B-	B3	1,450,000	12% due 6/01/2009	680,000	340,000	212,500	1,232,500

				32,070,880	9,205,186	4,690,988	45,967,054

Broadcast — Radio & Television — 8.0%
B	B2	10,000,000	Ackerley Group Inc., 9% due 1/15/2009	4,600,781	1,760,094	3,076,625	9,437,500
B-	B3	1,000,000	Acme Television/Finance, 10.875% due 9/30/2004(a)	—	881,250	—	881,250
B-	B3	500,000	Albritton Communications, 9.75% due 11/30/2007	—	485,000	—	485,000
B	B1	6,500,000	Benedek Broad, Term, due 11/20/2007**	4,992,190	—	1,497,657	6,489,847
B	B2	4,000,000	Capstar Broadcasting, 9.25% due 7/01/2007	—	4,080,000	—	4,080,000
B-	B3	2,000,000	Citadel Broadcasting Company, 9.25% due 11/15/2008	1,632,000	—	288,000	1,920,000
NR*	NR*	5,000,000	Corus Entertainment, Term B, due 8/31/2007	—	5,015,625	—	5,015,625
			Cumulus Media, Inc.:
B-	B3	2,000,000	10.375% due 7/01/2008	2,040,000	—	—	2,040,000
B+	B1	1,200,000	Term B, due 9/30/2007**	1,206,376	—	—	1,206,376
B+	B1	800,000	Term C, due 2/28/2008**	804,250	—	—	804,250
NR*	NR*	6,800,000	Gocom Communications, Term B, due 12/31/2007**	4,189,500	1,795,500	798,000	6,783,000
B+	Ba3	1,525,000	Granite Braodcasting, 9.375% due 12/01/2005	1,448,750	—	—	1,448,750
B	B3	2,250,000	Jones International Networks Ltd., 11.75% due 7/01/2005	2,261,250	—	—	2,261,250

COMBINED SCHEDULE OF INVESTMENTS FOR
DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC. AND
DEBT STRATEGIES FUND III, INC.

(Unaudited) (Continued)

February 29, 2000

Industries				Value

S&P Ratings	Moody’s Ratings	Face Amount	Corporate Debt Obligations	Debt Strategies Fund II, Inc.	Debt Strategies Fund, Inc.	Debt Strategies Fund III, Inc.	Pro Forma for Combined Fund

Broadcast — Radio & Television — (concluded)
NR*	Caa1	US$24,525,000	Radio Unica Corp., 14.636% due 8/01/2006(a)	$ 11,872,000	$ 2,032,000	$ 1,792,000	$ 15,696,000
CCC+	NR*	5,000,000	Sirius Satellite, 14.50% due 5/15/2009	2,846,750	1,399,250	579,000	4,825,000
B-	B3	4,650,000	Spanish Broadcasting System, 9.625% due 11/01/2009	2,161,500	1,965,000	442,125	4,568,625
BB	Ba1	1,500,000	Young Broadcasting Inc., 8.75% due 6/15/2007	1,335,000	—	—	1,335,000

				41,390,347	19,413,719	8,473,407	69,277,473

Building & Construction — 0.3%
B-	B2	2,775,000	Webb (Del E.) Corp., 10.25% due 2/15/2010	1,396,000	741,625	283,562	2,421,187

Building Materials — 2.4%
B	B3	7,000,000	Amatek Industries, 12% due 2/15/2008	5,593,000	—	987,000	6,580,000
NR*	NR*	4,920,000	Dal-Tile International Inc., Term B, due 12/31/2003**	—	4,843,125	—	4,843,125
B	B2	6,000,000	Republic Group Inc., 9.50% due 7/15/2008	4,590,000	—	810,000	5,400,000
NR*	NR*	EUR 1,150,407	Schulte GmbH & Co. KG, Term B, due 12/02/2003**	612,263	489,810	—	1,102,073
BB-	B1	US$ 3,000,000	Trussway Industries, Term B, due 7/08/2005**	2,985,000	—	—	2,985,000

				13,780,263	5,332,935	1,797,000	20,910,198

Business Services — 0.7%
B-	B1	9,375,000	Muzak Holdings LLC, 13% due 3/15/2010(a)	4,500,000	—	1,125,000	5,625,000

Cable Television Services — 10.9%
			CSC Holdings Inc.:
BB+	Ba1	1,525,000	7.25% due 7/15/2008	956,889	466,775	—	1,423,664
BB+	Ba1	1,925,000	7.625% due 7/15/2018	1,174,090	598,556	—	1,772,646
			Charter Communications Holdings LLC:
B+	B2	4,700,000	8.625% due 4/01/2009	2,548,000	1,274,000	455,000	4,277,000
B+	B2	10,000,000	10% due 4/01/2009(c)	4,968,750	4,968,750	—	9,937,500
BB+	Ba3	5,000,000	Term B, 8.64% due 3/18/2008	5,014,665	—	—	5,014,665
			Classic Cable Inc.:
B-	B3	1,725,000	9.375% due 8/01/2009	937,500	445,312	234,375	1,617,187
B-	B3	4,750,000	10.50% due 3/01/2010(c)	2,928,656	1,251,562	575,719	4,755,937
BB	B1	4,342,105	Term C, due 1/31/2008**	2,608,520	1,739,013	—	4,347,533
CCC+	B3	4,500,000	Coaxial Communications/Phoenix, 10% due 8/15/2006	—	956,250	3,346,875	4,303,125
CCC+	Caa1	20,000,000	Coaxial LLC, 12.875% due 8/15/2008(a)	10,625,000	625,000	1,250,000	12,500,000
BBB-	Ba2	4,300,000	Comcast Corp., 9.375% due 5/15/2005	4,507,604	—	—	4,507,604
			Echostar DBS Corporation:
B-	B2	1,500,000	9.25% due 2/01/2006	877,500	390,000	195,000	1,462,500
B	B2	6,950,000	9.375% due 2/01/2009	4,129,937	1,881,687	782,000	6,793,624
B+	B2	1,000,000	Globo Comunicacoes e Participacoes, Ltd., 10.625% due 12/05/2008(c)	—	863,750	—	863,750
CCC+	B1	5,000,000	Golden Sky Systems, 12.375% due 8/01/2006	4,696,250	—	828,750	5,525,000
B+	B1	2,500,000	Insight Midwest/Insight Capital, 9.75% due 10/01/2009(c)	1,010,000	1,010,000	505,000	2,525,000

COMBINED SCHEDULE OF INVESTMENTS FOR
DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC. AND
DEBT STRATEGIES FUND III, INC.

(Unaudited) (Continued)

February 29, 2000

Industries				Value

S&P Ratings	Moody’s Ratings	Face Amount	Corporate Debt Obligations	Debt Strategies Fund II, Inc.	Debt Strategies Fund, Inc.	Debt Strategies Fund III, Inc.	Pro Forma for Combined Fund

Cable Television Services — (concluded)
BB+	B1	US$ 2,000,000	Multicanal SA, 10.50% due 4/15/2018	$ 1,615,000	$ —	$ —	$ 1,615,000
CCC+	B3	500,000	Park N View Inc., 13% due 5/15/2008	—	350,000	—	350,000
			Pegasus Communications:
B-	B3	950,000	9.75% due 12/01/2006	434,250	241,250	241,250	916,750
B+	B1	4,000,000	Term, due 4/30/2005**	2,005,834	1,504,376	501,459	4,011,669
B-	B3	1,000,000	RCN Corporation, 10.125% due 1/15/2010	—	465,000	465,000	930,000
D	Caa3	3,000,000	†Supercanal Holdings SA, 11.50% due 5/15/2005(a)(c)	1,180,000	590,000	—	1,770,000
			Telewest Communications PLC:
B+	B1	2,000,000	11.25% due 11/01/2008	1,062,500	—	1,062,500	2,125,000
B+	B1	6,100,000	9.875% due 2/01/2010(c)	3,804,750	1,602,000	700,875	6,107,625
B	B2	5,500,000	United Pan-European Communications NV, 11.25% due 2/01/2010(c)	2,518,750	3,022,500	—	5,541,250

				59,604,445	24,245,781	11,143,803	94,994,029

Chemicals — 5.1%
BBB-	Baa3	8,000,000	Equistar Chemicals LP, 8.75% due 2/15/2009	4,873,800	1,949,520	974,760	7,798,080
			Huntsman Corp.:
NR*	B2	6,000,000	9.38% due 7/01/2007(c)	—	5,460,000	—	5,460,000
BB	Ba2	2,086,326	Term, due 12/31/2002**	—	—	2,074,156	2,074,156
BB	Ba2	3,442,437	Term B, due 3/15/2006**	3,445,126	—	—	3,445,126
			Huntsman Corp./ICI Chemical**:
BB	Ba3	750,000	Term B, due 6/30/2007	—	—	755,893	755,893
BB	Ba3	750,000	Term C, due 6/30/2008	—	—	755,893	755,893
NR*	Ba2	4,175,707	Koppers Industries, Inc., Term B, due 11/30/2004**	4,157,438	—	—	4,157,438
B	Ca	2,700,000	LaRoche Industries Inc., 9.50% due 9/15/2007	810,000	—	—	810,000
NR*	Ba3	12,902,500	Lyondell Petrochemical Co., Term E, due 5/17/2006**	5,094,954	5,094,954	3,056,972	13,246,880
NR*	B1	6,811,533	Pioneer American Holding Corporation, Term, due 12/05/2006**	—	4,350,938	1,728,356	6,079,294

				18,381,318	16,855,412	9,346,030	44,582,760

Computer — Related Products — 0.8%
NR*	NR*	6,761,573	Bridge Information Systems, Term B, due 5/29/2005**	4,072,204	—	2,443,322	6,515,526

Consumer Products — 0.7%
BB-	Ba3	1,125,000	Burhmann NV, Term B, due 10/26/2007**	—	755,906	377,953	1,133,859
CCC-	Caa1	2,500,000	Diamond Brands Inc., 12.875% due 4/15/2009(a)	500,000	—	—	500,000
CCC+	B3	2,100,000	Diamond Brands Operating, 10.125% due 4/15/2008	1,470,000	—	—	1,470,000
B+	B2	1,475,000	Evenflo Company Inc., 11.75% due 8/15/2006	1,188,250	—	242,500	1,430,750
BB	B1	2,000,000	Home Products International Inc., 9.625% due 5/15/2008	1,192,500	607,500	—	1,800,000

				4,350,750	1,363,406	620,453	6,334,609

COMBINED SCHEDULE OF INVESTMENTS FOR
DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC. AND
DEBT STRATEGIES FUND III, INC.

(Unaudited) (Continued)

February 29, 2000

Industries				Value

S&P Ratings	Moody’s Ratings	Face Amount	Corporate Debt Obligations	Debt Strategies Fund II, Inc.	Debt Strategies Fund, Inc.	Debt Strategies Fund III, Inc.	Pro Forma for Combined Fund

Diversified — 0.2%
B+	Ba1	US$ 1,995,000	Blount Inc., Term B, due 6/30/2006**	$ 2,007,469	$ —	$ —	$ 2,007,469

Drilling — 4.0%
BB-	B1	11,000,000	Cliffs Drilling, 10.25% due 5/15/2003	4,975,000	2,985,000	2,985,000	10,945,000
BBB-	NR*	3,000,000	Falcon Drilling Co. Inc., 9.75% due 1/15/2001	—	3,000,000	—	3,000,000
B+	B1	6,483,750	Key Energy Services Inc., Term B, due 9/14/2004**	4,996,852	—	1,499,055	6,495,907
			Parker Drilling Co.:
B-	B3	2,500,000	5.50% due 8/01/2004 (Convertible)	1,825,000	—	—	1,825,000
B+	B1	5,025,000	9.75% due 11/15/2006	2,928,937	1,381,125	476,250	4,786,312
			RBF Finance Company:
BB-	Ba3	1,675,000	11% due 3/15/2006	1,149,500	600,875	—	1,750,375
BB-	Ba3	5,750,000	11.375% due 3/15/2009	4,452,000	265,000	1,378,000	6,095,000

				20,327,289	8,232,000	6,338,305	34,897,594

Drug Stores — 0.2%
B+	B1	2,450,000	Duane Reade Co., Term B, due 2/15/2005**	—	2,450,767	—	2,450,767

Educational Services — 0.1%
B-	B3	1,325,000	La Petite Academy/LPA Holdings, 10% due 5/15/2008	874,500	—	—	874,500

Electronics/Electrical Components — 3.2%
B	B2	6,768,000	Advanced Glassfiber Yarn, 9.875% due 1/15/2009	3,783,040	1,730,520	713,000	6,226,560
BB-	Ba3	3,500,000	Amkor Technologies Inc., 9.25% due 5/01/2006	1,455,000	1,940,000	—	3,395,000
B	B2	3,387,000	BGF Industries Inc., 10.25% due 1/15/2009	1,878,495	859,185	361,425	3,099,105
B+	B1	1,000,000	Chippac International, Term B, due 7/31/2006**	999,375	—	—	999,375
B+	B1	4,970,000	Dynamic Details, Term B, due 4/22/2005**	4,929,619	—	—	4,929,619
B	B1	1,875,000	Filtronic PLC, 10% due 12/01/2005	1,523,812	—	290,250	1,814,062
BB+	Ba2	5,000,000	Flextronics International Ltd., 8.75% due 10/15/2007	4,058,750	—	716,250	4,775,000
B+	B3	1,995,000	High Voltage Engineering, 10.50% due 8/15/2004	—	817,500	813,412	1,630,912
B+	B1	1,214,286	Viasystems, Revolving Credit, due 11/30/2002**	1,190,000	—	—	1,190,000

				19,818,091	5,347,205	2,894,337	28,059,633

Energy — 3.1%
B	Ba2	2,500,000	Belco Oil & Gas Corp., 8.875% due 9/15/2007	—	1,860,000	465,000	2,325,000
B-	B3	3,550,000	Belden & Blake Corp., 9.875% due 6/15/2007	275,000	1,500,000	—	1,775,000
B	Ba2	500,000	Canadian Forest Oil Ltd., 8.75% due 9/15/2007	—	—	465,000	465,000
BBB	B3	1,500,000	Chesapeake Energy Corp., 9.625% due 5/01/2005	945,000	—	472,500	1,417,500

COMBINED SCHEDULE OF INVESTMENTS FOR
DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC. AND
DEBT STRATEGIES FUND III, INC.

(Unaudited) (Continued)

February 29, 2000

Industries				Value

S&P Ratings	Moody’s Ratings	Face Amount	Corporate Debt Obligations	Debt Strategies Fund II, Inc.	Debt Strategies Fund, Inc.	Debt Strategies Fund III, Inc.	Pro Forma for Combined Fund

Energy — (concluded)
CCC	Caa1	US$ 1,900,000	Continental Resources, 10.25% due 8/01/2008	$ 1,211,250	$ 593,750	$ —	$ 1,805,000
BBB+	Ba3	2,000,000	Cross Timbers Oil Company, 8.75% due 11/01/2009	—	1,835,000	—	1,835,000
B-	Caa1	3,250,000	Energy Corp. of America, 9.50% due 5/15/2007	1,828,250	—	479,250	2,307,500
B	B2	5,000,000	Forest Oil Corporation, 10.50% due 1/15/2006	2,777,500	2,020,000	252,500	5,050,000
CCC+	B3	1,850,000	Gothic Production Corp., 11.125% due 5/01/2005	1,540,125	—	—	1,540,125
BB-	Ba2	2,000,000	Gulf Canada Resources Ltd., 9.25% due 1/15/2004	—	2,008,360	—	2,008,360
B+	B1	4,500,000	Nuevo Energy Company, 9.50% due 6/01/2008	2,925,000	975,000	487,500	4,387,500
NR*	Ba3	1,631,122	Plain Scurlock, Term B, due 5/12/2004**	1,612,772	—	—	1,612,772

				13,114,897	10,792,110	2,621,750	26,528,757

Environmental Services — 0.5%
B+	B3	1,800,000	IT Group Inc., 11.25% due 4/01/2009	—	1,712,250	—	1,712,250
			URS Corporation:
BB	Ba3	1,492,500	Term B, due 6/09/2006**	1,003,084	—	501,542	1,504,626
BB	Ba3	1,492,500	Term C, due 6/09/2007**	1,003,084	—	501,542	1,504,626

				2,006,168	1,712,250	1,003,084	4,721,502

Financial Services — 3.8%
B	B2	3,000,000	Ares Leveraged Fund II, 12.15% due 10/31/2005(c)(e)	2,723,700	—	—	2,723,700
NR*	NR*	4,944,604	Blackstone Capital, Term, due 11/30/2000**	2,403,915	2,503,604	—	4,907,519
NR*	NR*	1,500,000	Investcorp SA, 7.54% due 10/21/2008	993,830	496,915	—	1,490,745
B	B3	3,000,000	Lodgian Financing Corporation, 12.25% due 7/15/2009	—	2,820,000	—	2,820,000
NR*	Ba3	2,000,000	Pennant CBO Limited, 13.43% due 3/14/2011(c)	990,000	990,000	—	1,980,000
			SKM — Libertyview CBO Limited(f):
NR*	Baa2	1,500,000	1A-C1, 8.71% due 4/10/2011	—	1,314,585	—	1,314,585
NR*	Ba3	1,000,000	1A-D, 11.91% due 4/10/2011	—	877,031	—	877,031
BB+	Ba3	8,000,000	Sovereign Bank, Term, due 11/17/2003**	5,021,875	2,008,750	1,004,375	8,035,000
NR*	NR*	4,856,307	Wasserstein, Term, due 11/30/2000**	2,360,988	2,458,896	—	4,819,884
B+	Ba3	5,175,000	Willis Corroon Corporation, 9% due 2/01/2009	2,520,000	1,140,000	480,000	4,140,000

				17,014,308	14,609,781	1,484,375	33,108,464

Food & Kindred Products — 4.3%
B+	B1	4,250,000	B & G Foods, Term B, due 3/15/2006**	3,245,938	—	998,750	4,244,688
B-	Caa1	4,000,000	Envirodyne Industries, 10.25% due 12/01/2001	—	2,000,000	—	2,000,000
NR*	NR*	2,500,000	GoldenState Foods, Term, due 5/01/2008**	—	2,468,750	—	2,468,750

COMBINED SCHEDULE OF INVESTMENTS FOR
DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC. AND
DEBT STRATEGIES FUND III, INC.

(Unaudited) (Continued)

February 29, 2000

Industries				Value

S&P Ratings	Moody’s Ratings	Face Amount	Corporate Debt Obligations	Debt Strategies Fund II, Inc.	Debt Strategies Fund, Inc.	Debt Strategies Fund III, Inc.	Pro Forma for Combined Fund

Food & Kindred Products — (concluded)
BB-	B1	US$ 8,000,000	Luigino’s Inc., 10% due 2/01/2006	$ 6,150,000	$ —	$ 410,000	$ 6,560,000
B	B2	5,000,000	SC International Services, Inc., 9.25% due 9/01/2007	1,840,000	1,840,000	920,000	4,600,000
			Specialty Foods, Inc.**:
NR*	B3	6,480,154	Revolving Credit, due 1/31/2001	3,554,785	1,823,137	1,069,831	6,447,753
NR*	B3	4,883,503	Term, due 1/31/2001	3,056,171	—	1,839,541	4,895,712
NR*	NR*	3,127,011	Term A, due 1/31/2001	—	3,134,829	—	3,134,829
NR*	B3	3,048,550	Term N, due 1/31/2001	3,056,171	—	—	3,056,171

				20,903,065	11,266,716	5,238,122	37,407,903

Forest Products — 1.2%
B	B2	5,000,000	Ainsworth Lumber Company, 12.50% due 7/15/2007(b)	2,155,000	3,232,500	—	5,387,500
B+	B3	1,500,000	Millar Western Forest, 9.875% due 5/15/2008	641,875	345,625	493,750	1,481,250
BB+	Ba2	1,500,000	Tembec Finance Corporation, 9.875% due 9/30/2005	—	1,515,000	—	1,515,000
CCC-	Caa1	4,000,000	Uniforet Inc., 11.125% due 10/15/2006	450,000	1,350,000	—	1,800,000

				3,246,875	6,443,125	493,750	10,183,750

Furniture & Fixtures — 0.6%
B-	Ba3	5,850,000	Formica Corporation, 10.875% due 3/01/2009	3,031,125	1,593,000	553,125	5,177,250

Gaming — 6.0%			Aladdin Gaming:
CCC+	B2	3,000,000	Term B, due 8/26/2006**	2,782,500	—	—	2,782,500
CCC+	B2	4,500,000	Term C, due 2/26/2008**	4,173,750	—	—	4,173,750
B-	B3	4,250,000	Ameristar Casinos, Inc., 10.50% due 8/01/2004	4,207,500	—	—	4,207,500
B	B2	2,475,000	Argosy Gaming Company, 10.75% due 6/01/2009	1,644,000	565,125	333,937	2,543,062
B-	Ba3	2,700,000	Coast Hotels & Casino, 9.50% due 4/01/2009	1,546,875	703,125	281,250	2,531,250
B	B1	2,000,000	Eldorado Resorts LLC, 10.50% due 8/15/2006	1,500,000	—	500,000	2,000,000
B	B2	5,465,000	Harvey Casino Resorts, 10.625% due 6/01/2006	4,587,787	—	1,027,500	5,615,287
			Hollywood Park Inc.,
B	B2	2,300,000	9.25% due 2/15/2007	1,306,125	677,250	241,875	2,225,250
B	B2	3,000,000	9.50% due 8/01/2007	2,667,500	—	242,500	2,910,000
BB+	Ba2	9,500,000	Horseshoe Gaming LLC, 9.375% due 6/15/2007	8,901,000	—	290,250	9,191,250
BB-	Ba2	925,000	Horseshoe Gaming Holdings, 8.625% due 5/15/2009	—	576,562	276,750	853,312
BB	Ba2	6,560,000	Isle of Capri Casinos, 8.75% due 4/15/2009	3,704,525	1,187,575	921,700	5,813,800
B	B2	3,500,000	Majestic Star LLC, 10.875% due 7/01/2006	—	3,360,000	—	3,360,000
B	B2	2,150,000	Peninsula Gaming LLC, 12.25% due 7/01/2006	—	2,236,000	—	2,236,000
B-	B3	2,325,000	Trump Atlantic City Associates/Funding Inc., 11.25% due 5/01/2006	1,326,000	—	255,000	1,581,000

				38,347,562	9,305,637	4,370,762	52,023,961

COMBINED SCHEDULE OF INVESTMENTS FOR
DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC. AND
DEBT STRATEGIES FUND III, INC.

(Unaudited) (Continued)

February 29, 2000

Industries						Value

S&P Ratings	Moody’s Ratings	Face Amount	Corporate Debt Obligations	Debt Strategies Fund II, Inc.	Debt Strategies Fund, Inc.	Debt Strategies Fund III, Inc.	Pro Forma for Combined Fund

Grocery — 0.6%
B	B2	US$ 5,000,000	Grand Union Co., Term, due 8/17/2003**	$ 4,975,000	$ —	$ —	$ 4,975,000

Health Care Providers — 0.1%
NR*	B1	968,640	CareMark, Term B, due 6/08/2001**	—	908,100	—	908,100

Hotels & Motels — 4.0%
B-	Ba3	7,000,000	Extended Stay America, 9.15% due 3/15/2008	5,355,000	446,250	446,250	6,247,500
BB	Ba2	1,800,000	HMH Properties, Inc., 8.45% due 12/01/2008	—	718,000	897,500	1,615,500
NR*	NR*	4,000,000	Starwood Hotels & Resorts Trust, Term 2, due 2/23/2003**	3,011,250	—	1,003,750	4,015,000
			Wyndam International:
B+	B3	7,500,000	Term, due 6/29/2006**	6,415,702	—	987,031	7,402,733
B+	B3	15,500,000	Term, due 6/30/2006**	13,147,502	—	1,947,778	15,095,280

				27,929,454	1,164,250	5,282,309	34,376,013

Industrial Services — 0.5%
BB-	Ba3	2,250,000	American Plumbing & Mechanic, 11.625% due 10/15/2008	1,592,500	455,000	—	2,047,500
B	B2	2,950,000	Building One Services, 10.50% due 5/01/2009(c)	1,610,000	782,000	322,000	2,714,000

				3,202,500	1,237,000	322,000	4,761,500

Leasing & Rental Services — 3.8%
BB-	B2	3,750,000	Anthony Crane Rental, Term, due 7/24/2006**	3,659,374	—	—	3,659,374
			Avis Rent A Car:
BB+	Ba3	5,000,000	Term B, due 6/30/2006**	3,523,153	—	1,509,923	5,033,076
BB+	Ba3	5,000,000	Term C, due 6/30/2007**	3,525,375	—	1,510,875	5,036,250
BB-	NR*	3,930,000	Coinmach Laundry Corp., Term B, due 6/30/2004**	3,930,818	—	—	3,930,818
B	B3	1,300,000	National Equipment Services, 10% due 11/30/2004	530,750	482,500	241,250	1,254,500
B	B3	2,750,000	Neff Corp., 10.25% due 6/01/2008	450,000	225,000	1,800,000	2,475,000
B+	B1	4,975,000	Panavision Inc., 9.78% due 3/31/2005	—	4,622,606	—	4,622,606
B-	B3	1,400,000	Penhall International, 12% due 8/01/2006	904,500	—	502,500	1,407,000
BB+	Ba2	4,000,000	United Rental, Term C, due 8/12/2006**	2,996,718	998,906	—	3,995,624
B	B3	2,000,000	Universal Hospital Services, 10.25% due 3/01/2008	510,000	680,000	170,000	1,360,000

				20,030,688	7,009,012	5,734,548	32,774,248

Manufacturing — 4.1%
B+	B1	2,000,000	Bucyrus International, 9.75% due 9/15/2007	—	1,105,000	—	1,105,000
BB-	B1	6,930,000	Environmental Systems, Term B, due 9/30/2005**	4,714,875	—	1,885,950	6,600,825
B-	B2	4,068,000	Fairfield Manufacturing Company Inc., 9.625% due 10/15/2008	2,254,980	1,014,650	432,250	3,701,880
NR*	NR*	7,000,000	Metokote Corp., Term B, due 11/02/2005**	5,012,500	—	2,005,000	7,017,500
CCC-	Ca	5,000,000	Morris Materials Handling, 9.50% due 4/01/2008	855,000	—	95,000	950,000
B-	B3	2,600,000	Russell-Stanley Holding Inc., 10.875% due 2/15/2009	1,370,250	630,750	261,000	2,262,000

COMBINED SCHEDULE OF INVESTMENTS FOR
DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC. AND
DEBT STRATEGIES FUND III, INC.

(Unaudited) (Continued)

February 29, 2000

Industries						Value

S&P Ratings	Moody’s Ratings	Face Amount	Corporate Debt Obligations	Debt Strategies Fund II, Inc.	Debt Strategies Fund, Inc.	Debt Strategies Fund III, Inc.	Pro Forma for Combined Fund

Manufacturing — (concluded)
BB-	Ba3	US$ 4,273,065	Terex Corporation, Term B, due 3/06/2005**	$ 4,279,172	$ —	$ —	$ 4,279,172
NR*	NR*	6,500,000	TransTechnology, Term, due 8/31/2009**	4,432,500	1,477,500	492,500	6,402,500
B+	Ba3	3,000,000	Westinghouse Air Brake, 9.375% due 6/15/2005	2,940,000	—	—	2,940,000

				25,859,277	4,227,900	5,171,700	35,258,877

Medical Equipment — 1.1%
B+*	B1*	1,860,947	Alaris Medical Systems Inc., Term D, due 5/01/2005**	—	—	1,853,969	1,853,969
B+	B1	2,000,000	Hanger Ortho, Term B, due 12/30/2006**	—	—	1,926,250	1,926,250
B+	B1	4,000,000	Hudson Respiratory Care, 9.125% due 4/15/2008	3,200,000	—	—	3,200,000
NR*	NR*	2,500,000	Wilson Great Batch, 13% due 7/10/2007(c)	—	2,162,500	—	2,162,500

				3,200,000	2,162,500	3,780,219	9,142,719

Metals & Mining — 4.9%
CCC-	NR*	3,920,000	AEI Resources, Term B, due 12/31/2004**	2,609,250	—	869,750	3,479,000
NR*	B3	7,922,857	Acme Metals Inc., Term, due 12/01/2005**	2,551,654	4,365,000	—	6,916,654
CC	Ca	2,000,000	Anker Coal Group, Inc., 9.75% due 10/01/2007	—	1,400,000	—	1,400,000
BB	Ba3	1,392,289	Asarco Incorporated, Term 2, due 5/18/2001**	794,102	397,051	198,525	1,389,678
B	B1	1,600,000	Bayou Steel Corp., 9.50% due 5/15/2008	968,625	507,375	—	1,476,000
B	Caa1	6,625,000	GS Technologies Operating Co., 12% due 9/01/2004	910,000	2,800,000	—	3,710,000
D	C	5,000,000	+Geneva Steel, 9.50% due 1/15/2004	950,000	—	—	950,000
BB-	B1	4,500,000	Golden Northwest Aluminum, 12% due 12/15/2006	4,190,000	—	523,750	4,713,750
BB	Ba2	4,000,000	Great Central Mines Ltd., 8.875% due 4/01/2008	3,620,000	—	—	3,620,000
			Ispat Inland LP:**
BB	Ba3	1,280,500	Term B, due 7/15/2005	—	1,273,386	—	1,273,386
BB	Ba3	1,280,500	Term C, due 7/15/2006	—	1,273,386	—	1,273,386
B	Caa2	2,400,000	Lodestar Holdings Inc., 11.50% due 5/15/2005	600,000	—	—	600,000
B	B2	2,975,000	Metal Management Inc., 10% due 5/15/2008	1,481,250	750,000	—	2,231,250
NR*	B1*	3,000,000	Ormet Corportation, Term, due 8/15/2008**	—	—	2,992,500	2,992,500
B+	B2	550,000	Pen Holdings Inc., 9.875% due 6/15/2008	—	500,500	—	500,500
B+	B1	1,000,000	Russel Metals Inc., 10% due 6/01/2009	—	1,020,000	—	1,020,000
B-	B3	5,000,000	WHX Corp., 10.50% due 4/15/2005	4,700,000	—	—	4,700,000

				23,374,881	14,286,698	4,584,525	42,246,104

Online Services — 0.9%
B-	B3	2,400,000	PSINet Inc., 11% due 8/01/2009	1,428,562	676,687	300,750	2,405,999
NR*	NR*	3,000,000	Splitrock Services Inc., 11.75% due 7/15/2008	3,195,000	—	—	3,195,000
B-	B3	1,750,000	Verio Inc., 11.25% due 12/01/2008	1,025,000	512,500	256,250	1,793,750

				5,648,562	1,189,187	557,000	7,394,749

COMBINED SCHEDULE OF INVESTMENTS FOR
DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC. AND
DEBT STRATEGIES FUND III, INC.

(Unaudited) (Continued)

February 29, 2000

Industries						Value

S&P Ratings	Moody’s Ratings	Face Amount	Corporate Debt Obligations	Debt Strategies Fund II, Inc.	Debt Strategies Fund, Inc.	Debt Strategies Fund III, Inc.	Pro Forma for Combined Fund

Packaging — 0.8%
B-	Caa1	US$ 1,500,000	Consumers Packaging Inc., 9.75% due 2/01/2007	$ 484,500	$ 228,000	$ 142,500	$ 855,000
B-	Caa2	1,000,000	Indesco International, 9.75% due 4/15/2008	340,000	—	—	340,000
			Packaging Corp.**:
NR*	Ba3	319,008	Term B, due 4/12/2007	—	—	320,803	320,803
NR*	Ba3	319,008	Term C, due 4/12/2008	—	—	320,803	320,803
B	B3	3,000,000	Packaging Corporation of America, 9.625% due 4/01/2009	2,500,000	—	500,000	3,000,000
B	B3	2,750,000	Spinnaker Industries Inc., 10.75% due 10/15/2006	2,200,000	—	—	2,200,000

				5,524,500	228,000	1,284,106	7,036,606

Paging — 0.1%
CCC+	B3	950,000	Metrocall Inc., 11% due 9/15/2008(c)	269,750	435,750	83,000	788,500

Paper — 4.1%
B	B3	650,000	American Tissue Inc., 12.50% due 7/15/2006(c)	—	666,250	—	666,250
NR*	NR*	1,981,250	Cellular Tissue Holdings, Inc., Term C, due 3/24/2005**	—	—	1,916,859	1,916,859
B+	B2	3,000,000	Norampac Inc., 9.50% due 2/01/2008	2,537,250	—	447,750	2,985,000
BB	Ba2	6,965,000	Pacifica Paper, Term B, due 12/31/2006**	4,999,875	—	1,999,950	6,999,825
B+	B+	13,500,000	Repap New Brunswick, Inc., Term B, due 6/01/2004**	5,876,250	4,407,188	2,938,125	13,221,563
B+	B1	4,000,000	SD Warren Co., 12% due 12/15/2004	4,150,000	—	—	4,150,000
B+	Ba3	5,801,556	Stone Container Corporation, Term E, due 10/01/2003**	5,824,971	—	—	5,824,971

				23,388,346	5,073,438	7,302,684	35,764,468

Petroleum Refineries — 0.8%
BB-	Ba3	9,000,000	Clark Refining & Marketing Inc., Term, due 11/15/2004**	1,250,000	3,125,000	1,250,000	5,625,000
B-	B3	2,000,000	United Refining Co., 10.75% due 6/15/2007	—	1,200,000	—	1,200,000

				1,250,000	4,325,000	1,250,000	6,825,000

Pharmaceuticals — 0.3%
			Dade Behring Inc.:**
B+	Ba3	1,243,750	Term B, due 6/30/2006	1,247,082	—	—	1,247,082
B+	Ba3	1,243,750	Term C, due 6/30/2007	1,247,082	—	—	1,247,082

				2,494,164	—	—	2,494,164

Printing & Publishing — 0.5%
B-	Caa3	1,775,000	Premier Graphics Inc., 11.50% due 12/01/2005	472,500	213,750	112,500	798,750
B-	B3	575,000	Regional Independent Media, 10.50% due 7/01/2008	—	575,000	—	575,000
B-	B3	1,500,000	T/SF Communications Corp., 10.375% due 11/01/2007	—	1,428,750	—	1,428,750
BBB-	Baa3	1,750,000	World Color Press Inc., 8.375% due 11/15/2008	977,767	488,883	244,441	1,711,091

				1,450,267	2,706,383	356,941	4,513,591

COMBINED SCHEDULE OF INVESTMENTS FOR
DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC. AND
DEBT STRATEGIES FUND III, INC.

(Unaudited) (Continued)

February 29, 2000

Industries						Value

S&P Ratings	Moody’s Ratings	Face Amount	Corporate Debt Obligations	Debt Strategies Fund II, Inc.	Debt Strategies Fund, Inc.	Debt Strategies Fund III, Inc.	Pro Forma for Combined Fund

Property Management — 1.3%
Ba3	NR*	US$ 4,500,000	NRT Incorporated, Term, due 7/31/2004**	$ 2,987,814	$ 995,938	$ 497,969	$ 4,481,721
			Prison Realty Trust Inc.:
B-	Ba2	1,175,000	12% due 6/01/2006	648,000	336,000	144,000	1,128,000
NR*	Ba3	1,990,000	Term C, due 12/31/2002**	—	—	1,989,379	1,989,379
NR*	NR*	4,500,000	Rockefeller Center Property Trust, 10.573% due 12/31/2000 (Convertible)(a)	2,087,500	1,670,000	—	3,757,500

				5,723,314	3,001,938	2,631,348	11,356,600

Restaurants — 0.6%			Domino & Bluefence:**
B+	B1	1,497,481	Term B, due 12/21/2006	1,005,313	—	500,125	1,505,438
B+	B1	2,660,446	Term C, due 12/21/2007	2,174,417	—	500,757	2,675,174
B+	B1	1,160,194	Domino Pizza Funding Corp., Term B, due 12/21/2006**	1,166,358	—	—	1,166,358

				4,346,088	—	1,000,882	5,346,970

Retail — Specialty — 1.7%
NR*	NR*	3,960,000	Asbury Automotive Group, Term B, due 3/31/2005**	3,910,500	—	—	3,910,500
B	B3	3,000,000	TM Group Holdings, 11% due 5/15/2008	1,980,000	990,000	—	2,970,000
B	B2	4,409,504	US Office, Term B, due 6/09/2006	—	3,293,899	—	3,293,899
B-	Caa1	4,340,000	United Auto Group, Inc., 11% due 7/15/2007	1,795,500	1,900,000	427,500	4,123,000

				7,686,000	6,183,899	427,500	14,297,399

Shipping — 0.4%
CCC+	B2	2,000,000	Enterprises Shipholding, 8.875% due 5/01/2008	1,220,000	—	—	1,220,000
B+	NR*	4,000,000	Equimar Shipholdings Ltd., 9.875% due 7/01/2007(c)	—	2,200,000	—	2,200,000

				1,220,000	2,200,000	—	3,420,000

Textile Mill Products — 1.3%
B	Caa3	7,900,000	Galey & Lord, Inc., 9.125% due 3/01/2008	2,015,000	434,000	—	2,449,000
CCC+	Caa1	1,725,000	Globe Manufacturing Corp., 10% due 8/01/2008	483,000	241,500	—	724,500
			Joan Fabrics Corp.:**
NR*	NR*	3,968,049	Term A, due 6/30/2006	3,940,769	—	—	3,940,769
NR*	NR*	2,617,820	Term B, due 6/30/2005	—	2,611,275	—	2,611,275
NR*	NR*	1,357,283	Term C, due 6/30/2006	—	1,353,890	—	1,353,890

				6,438,769	4,640,665	—	11,079,434

Tower Construction & Leasing — 1.6%
BB-	B1	8,000,000	American Tower, Term B, due 12/30/2007**	5,038,540	2,015,416	1,007,708	8,061,664
B	B3	1,100,000	Crown Castle International Corporation, 9% due 5/15/2011	614,250	283,500	141,750	1,039,500
NR*	NR*	5,000,000	Spectracite, Term B, due 6/30/2006**	4,014,000	—	1,003,500	5,017,500

				9,666,790	2,298,916	2,152,958	14,118,664

COMBINED SCHEDULE OF INVESTMENTS FOR
DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC. AND
DEBT STRATEGIES FUND III, INC.

(Unaudited) (Continued)

February 29, 2000

Industries						Value

S&P Ratings	Moody’s Ratings	Face Amount	Corporate Debt Obligations	Debt Strategies Fund II, Inc.	Debt Strategies Fund, Inc.	Debt Strategies Fund III, Inc.	Pro Forma for Combined Fund

Transportation Services — 2.7%
D	Ca	US$ 3,000,000	†AmeriTruck Distribution Corp., 12.25% due 11/15/2005	$ —	$ 63,750	$ —	$ 63,750
BB-	NR*	3,250,000	Autopistas del Sol SA, 10.25% due 8/01/2009(c)	825,000	1,856,250	—	2,681,250
			Eurotunnel:**
NR*	NR*	GBP 3,200,000	Term 2, due 7/15/2025	—	3,687,843	—	3,687,843
NR*	NR*	GBP 3,199,000	Tier 1 Tranche, due 11/04/2011	4,144,371	—	—	4,144,371
B	NR*	US$ 8,000,000	MRS Logistica SA, 10.625% due 8/15/2005(c)	4,287,500	2,572,500	—	6,860,000
NR*	Ba3	5,970,000	Transport Manufacturing, Term B, due 6/15/2006**	5,002,984	—	1,000,597	6,003,581
BB	NR*	695,814	†Trism, 12% due 2/09/2005	—	417,488	—	417,488

				14,259,855	8,597,831	1,000,597	23,858,283

Utilities — 0.5%
B+	Ba1	2,500,000	AES Corporation, 8.50% due 11/01/2007	—	2,281,250	—	2,281,250
BB+	Ba1	2,750,000	Monterrey Power, SA de CV, 9.625% due 11/15/2009(c)	2,447,500	—	—	2,447,500

				2,447,500	2,281,250	—	4,728,750

Waste Management —1.5%
B-	Caa1	2,500,000	ISG Resources Inc., 10% due 4/15/2008	2,231,250	—	—	2,231,250
BB-	B3	6,890,000	Norcal Waste Systems, 13.50% due 11/15/2005	4,830,975	1,052,500	1,368,250	7,251,725
CCC	Ca	2,575,000	Safety-Kleen Corporation, 9.25% due 5/15/2009	1,311,500	645,000	258,000	2,214,500
B	B3	1,325,000	Stericycle Inc., 12.375% due 11/15/2009	741,312	357,875	255,625	1,354,812

				9,115,037	2,055,375	1,881,875	13,052,287

Wired Telecommunications — 10.7%
B+	B2	2,400,000	Call-Net Enterprises Inc., 9.375% due 5/15/2009	1,580,000	—	316,000	1,896,000
B	B3	6,625,000	Caprock Communications Corporation, 11.50% due 5/01/2009	3,983,875	1,953,875	786,625	6,724,375
NR*	NR*	6,375,000	E.Spire Communications, 10.521% due 7/01/2008(a)	2,094,750	1,029,000	—	3,123,750
B-	B3	650,000	Esprit Telecom Group PLC, 10.875% due 6/15/2008	—	611,000	—	611,000
B-	Caa1	5,750,000	Global Telesystems Group, 9.875% due 2/15/2005	4,101,250	—	786,250	4,887,500
BB-	B2	5,000,000	Globenet Communications Group Ltd., 13% due 7/15/2007(c)	4,750,000	—	—	4,750,000
B	B3	1,070,000	Hermes Europe RailTel BV, 10.375% due 1/15/2009(c)	609,375	281,250	112,500	1,003,125
			Intermedia Communications Inc.:
B	B2	4,000,000	9.046% due 7/15/2007(a)	3,170,000	—	—	3,170,000
B	B2	2,000,000	8.875% due 11/01/2007	—	1,870,000	—	1,870,000
B	B2	5,000,000	9.50% due 3/01/2009	4,069,375	—	718,125	4,787,500
B+	B1	3,250,000	Level 3 Communications Inc., 9.125% due 5/01/2008	2,941,250	—	—	2,941,250

COMBINED SCHEDULE OF INVESTMENTS FOR
DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC. AND
DEBT STRATEGIES FUND III, INC.

(Unaudited) (Continued)

February 29, 2000

Industries				Value

S&P Ratings	Moody’s Ratings	Face Amount	Corporate Debt Obligations	Debt Strategies Fund II, Inc.	Debt Strategies Fund, Inc.	Debt Strategies Fund III, Inc.	Pro Forma for Combined Fund

Wired Telecommunications — (concluded)
B+	B2	US$ 1,750,000	Metromedia Fiber Network, 10% due 11/15/2008	$ 982,500	$ 491,250	$ 245,625	$ 1,719,375
BBB	Baa3	1,050,000	Metronet Communications, 9.95% due 6/15/2008(a)	—	825,823	—	825,823
B	B3	2,200,000	Netia Holdings II BV, 13.125% due 6/15/2009	1,491,000	532,500	319,500	2,343,000
			Nextlink Communications Inc.:
B	B2	1,500,000	9% due 3/15/2008	—	1,395,000	—	1,395,000
NR*	B2	8,000,000	9.45% due 4/15/2008(a)	3,125,000	1,875,000	—	5,000,000
B	B2	2,000,000	12.25% due 6/01/2009(a)	—	—	1,210,000	1,210,000
NR*	NR*	8,750,000	Pacific Crossing Ltd., Term B, due 7/28/2006**	8,553,125	—	—	8,553,125
			Primus Telecommunications Group:
B-	B3	1,500,000	11.75% due 8/01/2004	990,000	495,000	—	1,485,000
B-	B3	3,225,000	11.25% due 1/15/2009	1,781,250	807,500	475,000	3,063,750
			RSL Communications PLC:
B-	B2	3,000,000	11.965% due 3/01/2008(a)	1,627,500	—	—	1,627,500
B-	B2	2,350,000	9.875% due 11/15/2009	1,628,250	—	334,000	1,962,250
			Telegroup Inc.†:
NR*	NR*	1,500,000	8% due 11/01/2004	—	720,000	—	720,000
NR*	NR*	1,500,000	8% due 4/15/2005(b)	—	15	—	15
NR*	B3	9,462,365	Teligent Inc., Term, due 7/01/2002**	6,017,944	3,272,917	—	9,290,861
B	B2	3,000,000	Time-Warner Telecom LLC, 9.75% due 7/15/2008	3,000,000	—	—	3,000,000
NR*	NR*	1,250,000	Versatel Telecom BV, 11.875% due 7/15/2009(c)	714,000	357,000	204,000	1,275,000
B-	B3	4,000,000	Viatel, Inc., 11.50% due 3/15/2009	3,780,000	—	—	3,780,000
			Williams Communication Group Inc.:
BB-	B2	2,500,000	10.70% due 10/01/2007	1,541,250	770,625	256,875	2,568,750
BB-	B2	2,500,000	10.875% due 10/01/2009	1,530,000	765,000	255,000	2,550,000
			Worldwide Fiber Inc.:
B+	B3	3,210,000	12.50% due 12/15/2005	2,042,625	942,750	377,100	3,362,475
B+	B3	1,250,000	12% due 8/01/2009	728,000	364,000	208,000	1,300,000

				66,832,319	19,359,505	6,604,600	92,796,424

Wireless Telecommunications — 8.7%
B	B1	8,750,000	CTI Holdings SA, 11.316% due 4/15/2008(a)	5,775,000	—	—	5,775,000
			Dolphin Telecom PLC(a):
CCC+	Caa1	1,100,000	11.50% due 6/01/2008	—	384,625	113,125	497,750
CCC+	Caa1	700,000	16.331% due 6/01/2008	316,750	—	—	316,750
CCC+	Caa1	2,500,000	14% due 5/15/2009	630,000	281,400	138,600	1,050,000
			ESAT Telecom Group PLC:
B+	B3	2,850,000	12.427% due 2/01/2007(a)	2,002,500	—	562,500	2,565,000
B+	B3	10,035,000	11.875% due 12/01/2008	10,045,600	—	1,595,000	11,640,600
B-	B3	3,250,000	Microcell Telecommunications, 12% due 6/01/2009(a)	1,239,750	619,875	261,000	2,120,625
			Nextel Communications, Inc.:**
BB-	Ba2	9,000,000	Term B, due 6/30/2008	5,054,465	2,527,233	1,516,340	9,098,038
BB-	Ba2	9,000,000	Term C, due 12/31/2008	5,054,465	2,527,233	1,516,340	9,098,038
CCC+	B3	7,600,000	Nextel Partners Inc., 14% due 2/01/2009(a)	3,153,938	1,385,063	534,000	5,073,001

COMBINED SCHEDULE OF INVESTMENTS FOR
DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC. AND
DEBT STRATEGIES FUND III, INC.

(Unaudited) (Continued)

February 29, 2000

Industries				Value

S&P Ratings	Moody’s Ratings	Face Amount	Corporate Debt Obligations	Debt Strategies Fund II, Inc.	Debt Strategies Fund, Inc.	Debt Strategies Fund III, Inc.	Pro Forma for Combined Fund

Wireless Telecommunications — (concluded)
B+	NR*	US$ 2,000,000	PTC International Finance BV, 10.269% due 7/01/2007(a)	$ —	$ 1,360,000	$ —	$ 1,360,000
B+	B2	1,625,000	PTC International Finance II SA, 11.25% due 12/01/2009(c)	1,010,000	429,250	202,000	1,641,250
			PowerTel PCS:**
NR*	NR*	3,835,714	Term B, due 3/04/2001	—	3,823,728	—	3,823,728
NR*	NR*	2,000,000	Term B, due 2/06/2003	—	—	1,993,750	1,993,750
			Telesystem International Wireless Inc.:
CCC+	Caa1	6,000,000	16.147% due 6/30/2007(a)	2,144,000	1,280,000	416,000	3,840,000
CCC+	Caa1	4,250,000	10.052% due 11/01/2007(a)	2,337,500	—	—	2,337,500
NR*	B2	1,000,000	Tritel Holdings, Term B, due 12/31/2007**	—	—	1,003,250	1,003,250
			VoiceStream Wireless Corporation/ Voicestream Wireless Holding Company:
B-	B1	1,325,000	10.375% due 11/15/2009(c)	749,469	361,813	258,437	1,369,719
B+	B1	11,000,000	Term B, due 1/15/2009**	7,041,013	3,017,577	1,005,859	11,064,449

				46,554,450	17,997,797	11,116,201	75,668,448

			Total Investments in Corporate Debt Obligations (Cost $1,186,225,509) — 125.3%	669,621,742	284,573,208	133,121,543	1,087,316,493

Industries		Shares Held	Stocks & Warrants

Broadcast — Radio & Television — 0.3%
		25	Paxson Communications (Convertible)(b)(c)	—	251,609	—	251,609
		53	Paxson Communications (Preferred)(b)	—	541,774	—	541,774
		704	Paxson Communications (Warrants)(c)(d)	—	2,112	—	2,112
		15,000	Sirius Satellite (Warrants)(c)(d)	1,150,500	565,500	234,000	1,950,000

				1,150,500	1,360,995	234,000	2,745,495

Cable Television Services — 0.0%
		500	Park N View Inc. (Warrants)(d)	—	500	—	500

Energy — 0.2%
		139,416	Forcenergy Inc.	—	1,561,462	390,362	1,951,824

High Technology — 0.0%
		318,830	WGL Holdings (Warrants)(d)(g)	—	159,415	—	159,415

Online Services — 0.1%
		3,000	Splitrock Services Inc. (Warrants)(d)	690,000	—	—	690,000

Packaging — 0.4%
		31,742	Packaging Corporation of America (Preferred)(b)	3,088,312	—	617,662	3,705,974

Tower Construction & Leasing — 1.0%
		8,362	Crown Castle International Corporation (Preferred)(b)	6,205,363	—	2,407,281	8,612,644

Transportation Services — 0.0%
		44,068	Trism	—	22,034	—	22,034

COMBINED SCHEDULE OF INVESTMENTS FOR
DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC. AND
DEBT STRATEGIES FUND III, INC.

(Unaudited) (Continued)

February 29, 2000

			Value

Industries	Shares Held	Stocks & Warrants	Debt Strategies Fund II, Inc.	Debt Strategies Fund, Inc.	Debt Strategies Fund III, Inc.	Pro Forma for Combined Fund

Wired Telecommunications — 0.2%
	3,500	Metronet Communications (Warrants)(c)(d)	$ —	$ 719,250	$ —	$ 719,250
	2,000	Unifi Communications (Warrants)(c)(d)	—	20	—	20
	17,336	†Viatel, Inc.	976,234	—	—	976,234

			976,234	719,270	—	1,695,504

Wireless Telecommunications — 1.3%
	3,000	Centaur Funding Corp. (Preferred)	2,049,376	—	1,024,688	3,074,064
	7,473	Dobson Communications (Preferred)(b)	5,212,303	2,316,573	579,119	8,107,995

			7,261,679	2,316,573	1,603,807	11,182,059

		Total Investments in Stocks & Warrants (Cost $27,067,251) — 3.5%	19,372,088	6,140,249	5,253,112	30,765,449

	Face Amount	Short-Term Securities

Commercial Paper***—0.2%
	$ 409,000	General Motors Acceptance Corp., 5.94% due 3/01/2000	—	409,000	—	409,000
	1,183,000	Vastar Resources, 5.95% due 3/01/2000	634,000	—	549,000	1,183,000

		Total Investments in Short-Term Securities (Cost $1,592,000) — 0.2%	634,000	409,000	549,000	1,592,000

		Total Investments (Cost $1,214,884,760) — 129.0%	689,627,830	291,122,457	138,923,655	1,119,673,942

		Unrealized Appreciation on Forward Foreign Exchange Contracts**** — 0.0%	74,339	77,822	—	152,161
		Liabilities in Excess of Other Assets — (29.0%)	(151,359,479)	(64,725,737)	(35,844,233)	(261,148,563	)††

		Net Assets — 100.0%	$538,342,690	$226,474,542	$103,079,422	$858,677,540	††

(a)	Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(b)	Represents a pay-in-kind security which may pay interest/dividends in additional face/share.
(c)	The security may be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e)	Floating rate note.
(f)	Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g)	Restricted securities as to resale. The value of the Fund’s investment in restricted securities was approximately $159,000, representing 0.1% of net assets.

Issue	Acquisition Date	Value

WGL Holdings (Warrants)	9/3/97	$159,415

Total		$159,415

†	Non-income producing security.
††	Amounts reflect Pro Forma adjustment to the Statement of Assets, Liabilities and Capital.
*	Not Rated.

COMBINED SCHEDULE OF INVESTMENTS FOR
DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC. AND
DEBT STRATEGIES FUND III, INC.

(Unaudited) (Concluded)

February 29, 2000

**	Floating or Variable Rate Corporate Debt — The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or, in some cases, another base lending rate. Corporate loans represent 47.9% of the Debt Strategies Fund II, Inc.’s net assets, 47.2% of Debt Strategies Fund, Inc.’s net assets, and 64.8% of Debt
Strategies Fund III, Inc.’s net assets.
***	Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
****	Forward foreign exchange contracts as of February 29, 2000 were as follows:

Debt Strategies Fund II, Inc.

Foreign Currency Sold	Expiration Date	Unrealized Appreciation

EUR638,617	March 2000	$15,786
GBP2,760,621	March 2000	58,553

Total Unrealized Appreciation on Forward Foreign Exchange Contracts — Net (US$ Commitment — $5,047,587)		$74,339

Debt Strategies Fund, Inc.

Foreign Currency Sold	Expiration Date	Unrealized Appreciation

EUR512,108	March 2000	$12,659
GBP2,489,984	March 2000	65,163

Total Unrealized Appreciation on Forward Foreign Exchange Contracts — Net (US$ Commitment — $4,501,968)		$77,822

        The following unaudited pro forma Combined Statement of Assets, Liabilities and Capital has been derived from the Statements of Assets, Liabilities and Capital of the respective Funds as of February 29, 2000 and such information has been adjusted to give effect to the Merger as if the Merger had occurred at February 29, 2000. The pro forma Combined Statement of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Merger had been consummated at February 29, 2000. The pro forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.

PRO FORMA COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
FOR DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC.
AND DEBT STRATEGIES FUND III, INC.
As of February 29, 2000 (Unaudited)

	Debt Strategies Fund II	Debt Strategies Fund	Debt Strategies Fund III	Adjustments	Pro Forma for Combined Fund
Assets:
Investments, at value*	$689,627,830	$291,122,457	$138,923,655		$1,119,673,942
Cash	49,209	661	—		49,870
Unrealized appreciation on forward foreign exchange contracts	74,339	77,822	—		152,161
Receivables:
Interest	13,253,517	6,350,131	2,750,633		22,354,281
Securities sold	487,563	269,000	168,125		924,688
Dividends	233,364	—	—		233,364
Deferred facility fees	4,107	—	—		4,107
Prepaid expenses and other assets	98,220	204,129	35,271		337,620

Total assets	703,828,149	298,024,200	141,877,684		1,143,730,033

Liabilities:
Loans	161,000,000	70,000,000	37,000,000		268,000,000
Payables:
Interest on loans	2,406,730	876,385	425,188		3,708,303
Dividends to shareholders	1,122,672	159,048	231,659	8,428,114 (1)	9,941,493
Custodian bank	—	—	912,789		912,789
Investment adviser	265,844	116,532	53,882		436,258
Securities purchased	260,821	—	—		260,821
Commitment fees	9,078	12,053	2,306		23,437
Deferred income	50,633	6,047	—		56,680
Accrued expenses	369,681	379,593	172,438	791,000 (2)	1,712,712

Total liabilities	165,485,459	71,549,658	38,798,262	9,219,114	285,052,493

Net Assets:
Net Assets	$538,342,690	$226,474,542	$103,079,422	$(9,219,114)	$ 858,677,540

Capital:
Common Stock, $0.10 par value, 200,000,000 shares authorized**	6,261,000	3,142,523	1,101,000	(411,307)	10,093,216
Paid-in capital in excess of par	619,266,581	310,639,558	108,740,136	(379,693)	1,038,266,582
Undistributed investment income — net	5,195,536	2,144,532	1,088,046	(8,428,114)	0
Accumulated realized capital losses on investments and foreign currency transactions — net	(42,755,240)	(50,217,316)	(1,905,263)		(94,877,819)
Unrealized depreciation on investments and foreign currency transactions — net	(49,625,187)	(39,234,755)	(5,944,497)		(94,804,439)

Net assets	$538,342,690	$226,474,542	$103,079,422	$(9,219,114)	$ 858,677,540

Net asset value per share	$ 8.60	$ 7.21	$ 9.36		$ 8.51

* Identified cost	$739,460,713	$330,555,895	$144,868,152		$1,214,884,760

** Shares outstanding	62,610,000	31,425,226	11,010,000	(4,113,068)	100,932,158

(1)	Assumes the distribution of undistributed net investment income.
(2)	Reflects the charge for estimated Reorganization expenses of $791,000.

See Notes to Financial Statements.

        The following unaudited pro forma Combined Statement of Operations has been derived from the statement of operations of the respective Funds for the year ended February 29, 2000 and such information has been adjusted to give effect to the Merger as if the Merger had occurred on March 1, 1999. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Merger had been consummated on March 1, 1999 nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR DEBT STRATEGIES FUND II, INC., DEBT STRATEGIES FUND, INC.
AND DEBT STRATEGIES FUND III, INC.
For the Year Ended February 29, 2000
(Unaudited)

	Debt Strategies Fund II	Debt Strategies Fund	Debt Strategies Fund III	Adjustments		Pro Forma for Combined Fund(2)
Investment Income
Interest and discount earned*	$75,022,886	$34,958,766	$14,578,909			$124,560,561
Dividends	1,637,840	223,305	549,151			2,410,296
Facility and other fees	685,818	290,359	198,652			1,174,829

Total income	77,346,544	35,472,430	15,326,712			128,145,686

Expenses:
Loan interest expense	10,655,187	5,620,670	2,370,553			18,646,410
Investment advisory fees	4,459,855	2,063,756	899,808			7,423,419
Borrowing costs	255,584	263,187	34,456			553,227
Professional fees	206,308	200,497	86,873	(287,370	)(1)	206,308
Accounting services	122,348	104,589	90,900	(170,238	)(1)	147,599
Transfer agent fees	85,477	48,489	32,732			166,698
Listing fees	94,061	49,018	18,110	(67,128	)(1)	94,061
Printing and shareholder reports	51,924	51,949	25,626	(70,874	)(1)	58,625
Custodian fees	60,588	33,104	18,126	(26,686	)(1)	85,132
Organization expense	42,833	38,786	19,027	(100,646)		0
Directors’ fees and expenses	27,003	27,003	27,120	(54,123	)(1)	27,003
Pricing fees	15,471	14,188	12,357	(8,850	)(1)	33,166
Other	66,848	58,829	19,936			145,613

Total expenses	16,143,487	8,574,065	3,655,624	(785,915)		27,587,261

Investment income — net	61,203,057	26,898,365	11,671,088	785,915		100,558,425

Realized and Unrealized Gain (Loss) on Investments & Foreign Currency Transactions — Net
Realized gain (loss) from:
Investments — net	(29,321,429)	(34,118,643)	(1,864,868)			(65,304,940)
Foreign currency transactions — net	137,183	202,781	39,583			379,547
Change in unrealized appreciation/depreciation on:
Investments — net	(6,155,982)	2,608,571	(6,066,901)			(9,614,312)
Foreign currency transactions — net	(92,194)	(8,392)	(31,896)			(132,482)

Net Increase (Decrease) in Net Assets Resulting from Operations	$25,770,635	$ (4,417,318)	$ 3,747,006	$785,915		$ 25,886,238

* Net foreign withholding tax on interest	$ 35,782	$ 35,794	$ —			$ 71,576

(1)	Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting and other services.
(2)	This Pro Forma Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $791,000.

See Notes to Financial Statements

DEBT STRATEGIES FUND II, INC.

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

        Debt Strategies Fund II, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund’s financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund’s Common Stock is listed on the New York Stock Exchange under the symbol DSU.

        (a) Corporate debt obligations—The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund’s investment in corporate loans could be considered concentrated in financial institutions.

        (b) Valuation of investments—Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Until July 9, 1999, Corporate Loans for which an active secondary market exists and for which Fund Asset Management, L.P., the Fund’s investment adviser (the “Investment Adviser” or “FAM”) can obtain at least two quotations from banks or dealers in Corporate Loans were valued by calculating the mean of the last bid and asked prices in the markets for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan was available, such Corporate Loan was valued on the basis of the mean of the last available bid and asked prices in the market. As of July 12, 1999, pursuant to the approval of the Board of Directors, the Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

        Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

        (c) Derivative financial instruments—The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•
Financial futures contracts—The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•
Forward foreign exchange contracts—The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund’s records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

•
Options—The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

•
Interest rate transactions—The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

        (d) Foreign currency transactions—Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

        (e) Income taxes—It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

        (f) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

DEBT STRATEGIES FUND II, INC.

NOTES TO FINANCIAL STATEMENTS—(Concluded)

        (g) Organization expenses—In accordance with Statement of Position 98-5, unamortized organization expenses of $42,833 for Debt Strategies Fund II, $38,786 for Debt Strategies Fund, and $19,027 for Debt Strategies Fund III were expensed during the year ended February 29, 2000. This was considered to be a change in accounting principle and had no material impact on the operations of the Fund.

        (h) Dividends and distributions—Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2.    Investment Advisory Agreement and Transactions with Affiliates:

        The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

        FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of .60% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

        For the year ended February 29, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), $380, $520 and $342 for security price quotations to compute the net asset value of Debt Strategies Fund II, Debt Strategies Fund and Debt Strategies Fund III, respectively.

         Accounting services are provided to the Fund by FAM at cost.

        Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

EXHIBIT I

INFORMATION PERTAINING TO EACH FUND

• General Information Pertaining to the Funds

Fund	Defined Term Used in Exhibit I	Fiscal Year End	State of Organization	Meeting Time
Debt Strategies Fund, Inc.	Debt Strategies	2/28	Maryland	10:45 a.m.
Debt Strategies Fund II, Inc.	Debt Strategies II	2/28	Maryland	11:00 a.m.
Debt Strategies Fund III, Inc.	Debt Strategies III	2/28	Maryland	11:15 a.m.

Fund	Capital Shares of Common Stock Outstanding as of the Record Date
Debt Strategies	31,425,226
Debt Strategies II	62,610,000
Debt Strategies III	11,010,000

• Information Pertaining to Officers and Directors

Director	Year in Which Each Nominee/Director of Debt Strategies, Debt Strategies II and Debt Strategies III Became a Member of the Board
	Debt Strategies	Debt Strategies II	Debt Strategies III
Terry K. Glenn	1999	1999	1999
Ronald W. Forbes	1997	1997	1998
Cynthia A. Montgomery	1997	1997	1998
Charles C. Reilly	1997	1997	1998
Kevin A. Ryan	1997	1997	1998
Roscoe S. Suddarth	—	—	—
Richard R. West	1997	1997	1998
Edward D. Zinbarg	—	—	—
Arthur Zeikel	1997	1997	1998

        Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-affiliated Directors during each Fund’s most recently completed fiscal year.

Fund	Board			Audit Committee		Aggregate Fees and Expenses ($)
	# Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	# Meetings Held	Annual Fee ($)***
Debt Strategies	4	3,000	300	4	900	27,003
Debt Strategies II	4	3,000	300	4	900	27,003
Debt Strategies III	4	3,000	300	4	900	27,120

*	Includes meetings held via teleconferencing equipment.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	The Chairman of the Audit Committee receives an additional annual fee of $1,000.

        Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Directors for the most recently completed fiscal year.

Director	Compensation From Debt Strategies, Debt Strategies II and Debt Strategies III ($)*
	Debt Strategies	Debt Strategies II	Debt Strategies III
Forbes	5,100	5,100	5,100
Montgomery	5,100	5,100	5,100
Reilly	6,100	6,100	6,100
Ryan	5,100	5,100	5,100
West	5,100	5,100	5,100

*	No pension or retirement benefits are accrued as part of Fund expenses.

        Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM (“Affiliate Advised Funds”), including Debt Strategies, Debt Strategies II and Debt Strategies III to the non-affiliated Directors for the year ended December 31, 1999.

Name of Director/Nominee	Aggregate Compensation From Affiliate Advised Funds Paid to Directors ($)(1)
Ronald W. Forbes	213,900
Cynthia A. Montgomery	213,900
Charles C. Reilly	400,025
Kevin A. Ryan	213,900
Roscoe S. Suddarth(2)	—
Richard R. West	388,775
Edward D. Zinbarg	140,875

(1)
The Directors serve on the boards of Affiliate Advised funds as follows: Mr. Forbes (36 registered investment companies consisting of 49 portfolios); Ms. Montgomery (36 registered investment companies consisting of 49 portfolios); Mr. Reilly (57 registered investment companies consisting of 68 portfolios); Mr. Ryan (36 registered investment companies consisting of 49 portfolios); Mr. Suddarth (6 registered investment companies consisting of 4 portfolios); Mr. West (67 registered investment companies consisting of 72 portfolios) and Mr. Zinbarg (21 registered investment companies consisting of 19 portfolios);

(2)	Mr. Suddarth was elected a Director/Trustee of certain Affiliate Advised funds on January 20, 2000.

        Set forth in the table below is information about the officers of each of the Funds.

Name and Biography	Age	Office	Officer Since
			Debt Strategies	Debt Strategies II	Debt Strategies III
Terry K. Glenn	59	President	1999	1999	1999
Executive Vice President of MLIM and FAM since 1983; Executive Vice President and Director of Princeton Services Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.		Executive Vice President	1997	1997	1998

Joseph T. Monagle, Jr. Senior Vice President of FAM and MLIM since 1990; Department Head of the Global Fixed Income Division of FAM and MLIM since 1977; Senior Vice President of Princeton Services since 1993.	51	Senior Vice President	1997	1997	1998

Donald C. Burke	40	Vice President	1997	1997	1998
Senior Vice President and Treasurer of MLIM and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.		Treasurer	1999	1999	1999

Richard C. Kilbride First Vice President of MLIM since 1999; Managing Director of Merrill Lynch Mercury Asset Management and Hotchkis and Wiley from 1997 to 1999; Managing Director of Global Fixed Income at Merrill Lynch Global Asset Management, Ltd. from 1995 to 1997; Vice President of MLIM from 1990 to 1995.	44	Vice President	1999	1999	1999

Gilles Marchand Vice President of MLIM since 1997; Credit Analyst at MLIM from 1996 to 1997; Security Analyst at Massachusetts Mutual Insurance Company from 1990 to 1996.	36	Vice President	1999	1999	1999

Bradley J. Lucido Vice President of MLIM since 1999; Attorney associated with MLIM since 1995; Attorney in private practice from 1991 to 1995.	34	Secretary	1999	1999	1999

EXHIBIT II

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made as of the 5th day of July, 2000 by and among Debt Strategies Fund, Inc. (“Debt Strategies”), Debt Strategies Fund II, Inc. (“Debt Strategies II”) and Debt Strategies Fund III, Inc. (“Debt Strategies III”), each a Maryland corporation.

PLAN OF MERGER

        The merger will comprise the following: (i) each of Debt Strategies and Debt Strategies III will be merged with and into Debt Strategies II in accordance with the General Corporation Law of the State of Maryland (“Maryland Law”); (ii) the separate existence of each of Debt Strategies and Debt Strategies III will cease; (iii) Debt Strategies II will be the surviving corporation; (iv) Debt Strategies II will change its name to Debt Strategies Fund, Inc. immediately after the Effective Date (as defined below); and (v) each share of common stock (“Common Stock”) of each of Debt Strategies and Debt Strategies III, including shares of Common Stock of Debt Strategies and Debt Strategies III representing the Dividend Reinvestment Plan (“DRIP”) shares held in the book deposit accounts of the holders of Common Stock of Debt Strategies and Debt Strategies III, will be converted into the right to receive an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Common Stock of Debt Strategies II, with a par value of $.10 per share (“Debt Strategies II Common Stock”), plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund on the Effective Date (as defined below), all upon and subject to the terms hereinafter set forth (the “Merger”). The currently issued and outstanding shares of Debt Strategies II will remain issued and outstanding.

        As soon as practicable after satisfaction of all conditions to the Merger, Debt Strategies, Debt Strategies II and Debt Strategies III will jointly file executed articles of merger (the “Articles of Merger”) with the Department of Assessments and Taxation of the State of Maryland (“SDAT”) and make all other filings or recordings required by Maryland Law in connection with the Merger. The Merger shall become effective at such time as the Articles of Merger are accepted for filing by SDAT or at such later time as is specified in the Articles of Merger (the “Effective Date”).

        From and after the Effective Date, Debt Strategies II will possess all of the rights, privileges, purposes, powers and franchises and be subject to all of the restrictions, liabilities, obligations, disabilities and duties of Debt Strategies, Debt Strategies II and Debt Strategies III, all as provided under Maryland Law.

        The parties intend that the Merger qualify as a reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (“Code”).

        As promptly as practicable after the Merger, the registration of each of Debt Strategies and Debt Strategies III, under the Investment Company Act of 1940, as amended (the “1940 Act”) will terminate.

AGREEMENT

        In order to consummate the Merger and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Debt Strategies, Debt Strategies II and Debt Strategies III hereby agree as follows:

1. Representations and Warranties of Debt Strategies II.

        Debt Strategies II represents and warrants to, and agrees with, Debt Strategies and Debt Strategies III that:

         (a)  Debt Strategies II is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law, and has the power to own all of its assets and to carry out this Agreement. Debt Strategies II has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b)  Debt Strategies II is duly registered under the 1940 Act as a diversified, closed-end management investment company (File No. 811-08603), and such registration has not been revoked or rescinded and is in full force and effect. Debt Strategies II has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify both until consummation of the Merger and thereafter.

         (c)  Each of Debt Strategies and Debt Strategies III has been furnished with Debt Strategies II’s Annual Report to Stockholders for the year ended February 29, 2000, and the audited financial statements appearing therein fairly present the financial position of Debt Strategies II as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

         (d)  Debt Strategies II has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

         (e)  There are no material legal, administrative or other proceedings pending or, to the knowledge of Debt Strategies II, threatened against Debt Strategies II which assert liability on the part of Debt Strategies II or which materially affect its financial condition or its ability to consummate the Merger. Debt Strategies II is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (f)  Debt Strategies II is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation (other than the revolving credit facility with The Bank of New York, as Administrative Agent for the lenders party thereto, in effect on the Effective Date), and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as Debt Strategies, Debt Strategies II and Debt Strategies III have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger.

         (g)  There are no material contracts outstanding to which Debt Strategies II is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or will not otherwise be disclosed to each of Debt Strategies and Debt Strategies III prior to the Effective Date.

         (h)  Debt Strategies II has no known liabilities of a material amount, contingent or otherwise, other than those shown on Debt Strategies II’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since February 29, 2000 and those incurred in connection with the Merger. Prior to the Effective Date, Debt Strategies II will advise each of Debt Strategies and Debt Strategies III in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued.

         (i)  Debt Strategies II has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date occurs. All tax liabilities of Debt Strategies II have been adequately provided for on its books, and no tax deficiency or liability of Debt Strategies II has been asserted and no question with respect thereto has been raised by the Internal Revenue Service (“IRS”) or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

        (j)   No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Debt Strategies II of the Merger, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) and the laws of the State of Maryland.

         (k)  The registration statement filed by Debt Strategies II on Form N-14 relating to the Debt Strategies II Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the stockholders’ meetings referred to in Section 7(a) of this Agreement and at the Effective Date, insofar as it relates to Debt Strategies II (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Debt Strategies II for use in the N-14 Registration Statement as provided in Section 7(e) of this Agreement.

         (l)  Debt Strategies II is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares are initially classified as Common Stock and each outstanding share of which is fully paid, nonassessable and has full voting rights.

(m) All of the issued and outstanding shares of Common Stock of Debt Strategies II were offered for sale and sold in conformity with all applicable Federal and state securities laws.

         (n)  The Debt Strategies II Common Stock to be issued pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Debt Strategies II will have any preemptive right of subscription or purchase in respect thereof.

         (o)  At or prior to the Effective Date, the Debt Strategies II Common Stock to be issued pursuant to this Agreement will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Common Stock of Debt Strategies and Debt Strategies III presently are qualified, and there are a sufficient number of shares of Debt Strategies II Common stock registered under the 1933 Act and with each pertinent state securities commission to permit the issuance contemplated by this Agreement.

(p) At or prior to the Effective Date, Debt Strategies II will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the Debt Strategies II Common Stock.

         (q)  The books and records of Debt Strategies II made available to each of Debt Strategies and Debt Strategies III and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Debt Strategies II.

2. Representations and Warranties of Debt Strategies.

        Debt Strategies represents and warrants to, and agrees with, Debt Strategies II and Debt Strategies III that:

         (a)  Debt Strategies is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law, and has the power to own all of its assets and to carry out this Agreement. Debt Strategies has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

        (b)   Debt Strategies is duly registered under the 1940 Act as a diversified, closed-end management investment company (File No. 811-08171), and such registration has not been revoked or rescinded and is in full force and effect. Debt Strategies has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon its liquidation pursuant to the Merger.

         (c)  Debt Strategies has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

         (d)  Each of Debt Strategies II and Debt Strategies III has been furnished with Debt Strategies’ Annual Report to Stockholders for the year ended February 29, 2000, and the audited financial statements appearing therein fairly present the financial position of Debt Strategies as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

         (e)  There are no material legal, administrative or other proceedings pending or, to the knowledge of Debt Strategies, threatened against Debt Strategies which assert liability on the part of Debt Strategies or which materially affect its financial condition or its ability to consummate the Merger. Debt Strategies is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (f)  There are no material contracts outstanding to which Debt Strategies is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to each of Debt Strategies II and Debt Strategies III prior to the Effective Date.

         (g)  Debt Strategies is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation (other than the revolving credit facility with The Bank of New York, as Administrative Agent for the lenders party thereto, in effect on the Effective Date), and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as Debt Strategies, Debt Strategies II and Debt Strategies III have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger.

         (h)  Debt Strategies has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since February 29, 2000, and those incurred in connection with the Merger. Prior to the Effective Date, Debt Strategies will advise each of Debt Strategies II and Debt Strategies III in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued.

         (i)  Debt Strategies has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date occurs. All tax liabilities of Debt Strategies have adequately been provided for on its books, and no tax deficiency or liability of Debt Strategies has been asserted and no question with respect thereto has been raised by the IRS or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

         (j)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Debt Strategies of the Merger, except such as may be required under the 1933 Act, the 1934 Act, and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) and the laws of the State of Maryland.

        (k)   The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meetings referred to in Section 7(a) of this Agreement and on the Effective Date, insofar as it relates to Debt Strategies (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Debt Strategies for use in the N-14 Registration Statement as provided in Section 7(e) of this Agreement.

         (l)  Debt Strategies is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares are initially classified as Common Stock and each outstanding share of which is fully paid, nonassessable and has full voting rights.

(m) All of the issued and outstanding shares of Common Stock of Debt Strategies were offered for sale and sold in conformity with all applicable Federal and state securities laws.

         (n)  The books and records of Debt Strategies made available to each of Debt Strategies II and Debt Strategies III and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Debt Strategies.

3. Representations and Warranties of Debt Strategies III.

        Debt Strategies III represents and warrants to, and agrees with, Debt Strategies II and Debt Strategies that:

         (a)  Debt Strategies III is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law, and has the power to own all of its assets and to carry out this Agreement. Debt Strategies III has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b)  Debt Strategies III is duly registered under the 1940 Act as a diversified, closed-end management investment company (File No. 811-08823), and such registration has not been revoked or rescinded and is in full force and effect. Debt Strategies III has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon its liquidation pursuant to the Merger.

         (c)  Debt Strategies III has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

         (d)  Each of Debt Strategies II and Debt Strategies has been furnished with Debt Strategies III’s Annual Report to Stockholders for the year ended February 29, 2000, and the audited financial statements appearing therein fairly present the financial position of Debt Strategies III as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

         (e)  There are no material legal, administrative or other proceedings pending or, to the knowledge of Debt Strategies III, threatened against Debt Strategies III which assert liability on the part of Debt Strategies III or which materially affect its financial condition or its ability to consummate the Merger. Debt Strategies III is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

        (f)   There are no material contracts outstanding to which Debt Strategies III is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to each of Debt Strategies II and Debt Strategies prior to the Effective Date.

         (g)  Debt Strategies III is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation (other than the revolving credit facility with Fleet National Bank, as Administrative Agent for the lenders party thereto, in effect on the Effective Date), and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as Debt Strategies, Debt Strategies II and Debt Strategies III have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger.

         (h)  Debt Strategies III has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since February 29, 2000, and those incurred in connection with the Merger. Prior to the Effective Date, Debt Strategies III will advise each of Debt Strategies II and Debt Strategies in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued.

         (i)  Debt Strategies III has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date occurs. All tax liabilities of Debt Strategies III have adequately been provided for on its books, and no tax deficiency or liability of Debt Strategies III has been asserted and no question with respect thereto has been raised by the IRS or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

         (j)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Debt Strategies III of the Merger, except such as may be required under the 1933 Act, the 1934 Act, and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) and the laws of the State of Maryland.

         (k)  The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meetings referred to in Section 7(a) of this Agreement and on the Effective Date, insofar as it relates to Debt Strategies III (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Debt Strategies III for use in the N-14 Registration Statement as provided in Section 7(e) of this Agreement.

         (l)  Debt Strategies III is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares are initially classified as Common Stock and each outstanding share of which is fully paid, nonassessable and has full voting rights.

(m) All of the issued and outstanding shares of Common Stock of Debt Strategies III were offered for sale and sold in conformity with all applicable Federal and state securities laws.

         (n)  The books and records of Debt Strategies III made available to each of Debt Strategies II and Debt Strategies and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Debt Strategies III.

4. The Merger.

        (a)   Subject to the requisite approvals of the stockholders of each of Debt Strategies, Debt Strategies II and Debt Strategies III being given, and to the other terms and conditions contained herein, Debt Strategies, Debt Strategies II and Debt Strategies III agree that (i) each of Debt Strategies and Debt Strategies III will be merged with and into Debt Strategies II, (ii) the separate existence of each of Debt Strategies and Debt Strategies III will cease, (iii) Debt Strategies II will be the surviving corporation, (iv) Debt Strategies II will change its name to Debt Strategies Fund, Inc. immediately after the Effective Date and (v) each share of Common Stock of each of Debt Strategies and Debt Strategies III outstanding at the Effective Date will be converted into the right to receive an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Debt Strategies II Common Stock, plus cash in lieu of fractional shares, computed based on the net asset value per share of each Fund at the Effective Date and (v) the shares of Debt Strategies II outstanding as of the Effective Date will remain issued and outstanding.

        (b)   As soon as practicable after satisfaction of all conditions to the Merger, Debt Strategies, Debt Strategies II and Debt Strategies III will jointly file the Articles of Merger with SDAT and make all other filings or recordings required by Maryland Law in connection with the Merger.

        (c)   From and after the Effective Date, Debt Strategies II will possess all of the rights, privileges, purposes, powers and franchises and be subject to all of the restrictions, liabilities, obligations, disabilities and duties of Debt Strategies, Debt Strategies II and Debt Strategies III, all as provided under Maryland Law.

5. Conversion to Debt Strategies II Common Stock.

        At the Effective Date, each share of Common Stock of each of Debt Strategies and Debt Strategies III will be converted into the right to receive an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Debt Strategies II Common Stock, plus cash in lieu of fractional shares, computed based on the net asset value per share of each Fund at the Effective Date. The net asset value per share of Debt Strategies, Debt Strategies II and Debt Strategies III shall be determined as of the Effective Date, and no formula will be used to adjust the net asset value so determined of either Debt Strategies, Debt Strategies II or Debt Strategies III to take into account differences in realized and unrealized gains and losses. The value of the assets of Debt Strategies and Debt Strategies III to be transferred to Debt Strategies II shall be determined by Debt Strategies II pursuant to the procedures utilized by Debt Strategies II in valuing its own assets and determining its own liabilities for purposes of the Merger. Such valuation and determination shall be made by Debt Strategies II in cooperation with Debt Strategies and Debt Strategies III and shall be confirmed in writing by Debt Strategies II to Debt Strategies and Debt Strategies III. The net asset value per share of Debt Strategies II Common Stock shall be determined in accordance with such procedures, and Debt Strategies II shall certify the computations involved. Debt Strategies II shall issue to the stockholders of Debt Strategies and Debt Strategies III separate certificates or share deposit receipts for the Debt Strategies II Common Stock by delivering the certificates or share deposit receipts evidencing ownership of the Debt Strategies II Common Stock to The Bank of New York, as the transfer agent and registrar for Debt Strategies II Common Stock. With respect to any Debt Strategies or Debt Strategies III stockholder holding certificates evidencing ownership of either the Common Stock of Debt Strategies or Debt Strategies III as of the Effective Date, and subject to Debt Strategies II being informed thereof in writing by Debt Strategies or Debt Strategies III, Debt Strategies II will not permit such stockholder to receive new certificates evidencing ownership of Debt Strategies II Common Stock, exchange Debt Strategies II Common Stock credited to such stockholder’s account for shares of other investment companies managed by Fund Asset Management, L.P. or any of its affiliates, or pledge or redeem such Debt Strategies II Common Stock, in any case, until such stockholder has surrendered his or her outstanding certificates evidencing ownership of the Common Stock of Debt Strategies or Debt Strategies III or, in the event of lost certificates, posted adequate bond. Each of Debt Strategies and Debt Strategies III, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of the Common Stock of Debt Strategies and Debt Strategies III or post adequate bond therefor. Dividends payable to holders of record of shares of Debt Strategies II Common Stock as of any date after the Effective Date and prior to the exchange of certificates by any stockholder of Debt Strategies and Debt Strategies III shall be paid to such stockholder, without interest; however, such dividends shall not be paid unless and until such stockholder surrenders his or her stock certificates of Debt Strategies and Debt Strategies III for exchange.

        No fractional shares of Debt Strategies II Common Stock will be issued to Debt Strategies or Debt Strategies III stockholders. In lieu thereof, Debt Strategies II’s transfer agent, The Bank of New York, will aggregate all fractional shares of Debt Strategies II and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of Debt Strategies II for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s Debt Strategies II Common Stock certificates.

6. Payment of Expenses.

        (a)   With respect to expenses incurred in connection with the Merger (i) each Fund shall pay all expenses incurred that are attributable solely to such Fund and the conduct of its business, and (ii) Debt Strategies II shall pay, subsequent to the Exchange Date and pro rata according to each Fund’s net assets at the Effective Date, all expenses incurred in connection with the Merger, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement. Such fees and expenses shall include legal and accounting fees, printing costs, filing fees, stock exchange fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Merger.

        (b)   If for any reason the Merger is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

7. Covenants of Debt Strategies, Debt Strategies II and Debt Strategies III.

        (a)   Debt Strategies, Debt Strategies II and Debt Strategies III each agrees to hold an annual meeting of its respective stockholders as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Merger as described in this Agreement.

        (b)   Debt Strategies, Debt Strategies II and Debt Strategies III each covenants to operate its respective business as presently conducted between the date hereof and the Effective Date.

        (c)   Each of Debt Strategies, Debt Strategies II and Debt Strategies III agrees that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with SDAT and make all other filings or recordings required by Maryland Law in connection with the Merger.

        (d)   Debt Strategies II undertakes that if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that each of Debt Strategies and Debt Strategies III, respectively, has ceased to be a registered investment company.

        (e)   Debt Strategies II will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each of Debt Strategies and Debt Strategies III, respectively, agrees to cooperate fully with Debt Strategies II, and each will furnish to Debt Strategies II the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

        (f)   Debt Strategies, Debt Strategies II and Debt Strategies III each agrees to proceed as promptly as possible to cause to be made the necessary filings, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) with respect to the transactions contemplated by this Agreement and to ensure that the related waiting period expires or is otherwise terminated at the earliest possible time.

        (g)   Debt Strategies II agrees that it has no plan or intention to sell or otherwise dispose of the assets of Debt Strategies and Debt Strategies III to be acquired in the Merger, except for dispositions made in the ordinary course of business.

        (h)   Debt Strategies, Debt Strategies II and Debt Strategies III each agrees that by the Effective Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, Debt Strategies, Debt Strategies II and Debt Strategies III agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Debt Strategies II agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Debt Strategies and Debt Strategies III for each of Debt Strategies and Debt Strategies III’s taxable periods first ending after the Effective Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, Debt Strategies II shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Debt Strategies or Debt Strategies III with respect to their final taxable years ending with each of Debt Strategies and Debt Strategies III’s complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Debt Strategies II (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by Debt Strategies II.

        (i)   Debt Strategies, Debt Strategies II and Debt Strategies III each agrees to mail to each of its respective stockholders of record entitled to vote at the annual meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

        (j)   Debt Strategies II agrees that at the Effective Date it will have entered into an agreement with one or more financial institutions or other lenders, in form and substance acceptable to Debt Strategies II in its sole discretion, providing for a revolving credit facility for Debt Strategies II in a principal amount approximately equal to the aggregate commitment amount of the credit facilities then outstanding for Debt Strategies, Debt Strategies II and Debt Strategies III (the “Outstanding Credit Facilities”) at terms no less advantageous to Debt Strategies, Debt Strategies II and Debt Strategies III, taking into account current market conditions at the Effective Date, than the terms at which the Outstanding Credit Facilities can be renewed or refinanced individually at the Effective Date.

        (k)   Following the consummation of the Merger, Debt Strategies II expects to stay in existence and continue its business as a closed-end management investment company registered under the 1940 Act.

8. Effective Date.

        (a)   The Merger shall become effective at such time as the Articles of Merger are accepted for filing by SDAT or at such later time as is specified in the Articles of Merger.

        (b)   Prior to the Effective Date, each of Debt Strategies and Debt Strategies III shall have made arrangements with its transfer agent to deliver to Debt Strategies II, as soon as practicable after the Effective Date, a list of the names and addresses of all of the stockholders of record of Debt Strategies and Debt Strategies III on the Effective Date and the number of shares of Common Stock of Debt Strategies and Debt Strategies III owned by each such stockholder, certified by its transfer agent or by the Fund’s President to the best of their knowledge and belief.

9. Debt Strategies II Conditions.

        The obligations of Debt Strategies II hereunder shall be subject to the following conditions:

         (a)  That this Agreement shall have been adopted, and the Merger shall have been approved, by the affirmative vote of the holders of more than fifty percent of the Common Stock of Debt Strategies II issued and outstanding and entitled to vote thereon; and that each of Debt Strategies and Debt Strategies III, respectively, shall have delivered to Debt Strategies II a copy of the resolution approving this Agreement adopted by such Fund’s Board of Directors and stockholders, certified by its Secretary.

         (b)  That each of Debt Strategies and Debt Strategies III, respectively, shall have furnished to Debt Strategies II a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its respective President (or any Vice President) and its respective Treasurer, and a certificate of both such officers, dated the Effective Date, certifying that there has been no material adverse change in its respective financial position since the date of such Fund’s most recent Annual or Semi-Annual Report to Stockholders, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

         (c)  That each of Debt Strategies and Debt Strategies III, respectively, shall have furnished to Debt Strategies II a certificate signed by its respective President (or any Vice President) and its respective Treasurer, dated the Effective Date, certifying that as of the Effective Date all representations and warranties made in this Agreement are true and correct in all material respects with the same effect as if made at and as of the Effective Date and that such Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

         (d)  That each of Debt Strategies and Debt Strategies III, respectively, shall have delivered to Debt Strategies II a letter from Deloitte & Touche LLP, dated the Effective Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns for the year ended February 29, 2000 (which returns originally were prepared and filed by each of Debt Strategies and Debt Strategies III, respectively), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of each of Debt Strategies and Debt Strategies III, respectively, for the period covered thereby; and that for the period from March 1, 2000 to and including the Effective Date and for any taxable year ending upon its dissolution, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from March 1, 2000 to and including the Effective Date and for any taxable year ending upon its dissolution or that either of Debt Strategies or Debt Strategies III would not continue to qualify as a regulated investment company for Federal income tax purposes.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (f)  That Debt Strategies II shall have received an opinion of Brown & Wood LLP, as counsel to Debt Strategies, Debt Strategies II and Debt Strategies III, in form and substance satisfactory to Debt Strategies II and dated the Effective Date, to the effect that (i) each of Debt Strategies, Debt Strategies II and Debt Strategies III, respectively, is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law; (ii) the Debt Strategies II Common Stock to be issued pursuant to this Agreement is duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by Debt Strategies II, and no stockholder of Debt Strategies II has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended, or the by-laws of Debt Strategies II or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of Debt Strategies, Debt Strategies II and Debt Strategies III, respectively, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles; (iv) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by Debt Strategies, Debt Strategies II and Debt Strategies III of the Merger, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (v) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (vi) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (vii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (viii) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which either Debt Strategies, Debt Strategies II or Debt Strategies III is a party or by which either Debt Strategies, Debt Strategies II or Debt Strategies III is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (ix) neither Debt Strategies, Debt Strategies II nor Debt Strategies III, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities or blue sky laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Debt Strategies, Debt Strategies II or Debt Strategies III, or their respective stockholders; (x) to the best of such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against Debt Strategies, Debt Strategies II or Debt Strategies III; and (xi) all corporate actions required to be taken by Debt Strategies, Debt Strategies II and Debt Strategies III to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on the part of Debt Strategies, Debt Strategies II and Debt Strategies III. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to Debt Strategies, Debt Strategies II or Debt Strategies III contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Debt Strategies, Debt Strategies II and Debt Strategies III with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Debt Strategies, Debt Strategies II and Debt Strategies III.

         (g)  That Debt Strategies II shall have received an opinion from Brown & Wood LLP, as counsel to Debt Strategies, Debt Strategies II and Debt Strategies III, in form and substance satisfactory to Debt Strategies II and dated the Effective Date, to the effect that for Federal tax purposes (i) the Merger as provided in this Agreement will constitute a merger within the meaning of Section 368(a)(1)(A) of the Code and Debt Strategies, Debt Strategies II and Debt Strategies III will each be deemed a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to either Debt Strategies or Debt Strategies III as a result of the Merger or on the distribution of Debt Strategies II Common Stock to Debt Strategies and Debt Strategies III stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Debt Strategies II as a result of the Merger; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Debt Strategies and Debt Strategies III on the conversion of their Debt Strategies and Debt Strategies III shares into Debt Strategies II Common Stock (except to the extent such stockholders are paid cash in lieu of fractional shares of Debt Strategies II in the Merger); (v) in accordance with Section 362(b) of the Code, the tax basis of the Debt Strategies and Debt Strategies III assets in the hands of Debt Strategies II will be the same as the tax basis of such assets in the hands of Debt Strategies and Debt Strategies III immediately prior to the consummation of the Merger; (vi) in accordance with Section 358 of the Code, immediately after the Merger, the tax basis of the Debt Strategies II Common Stock received by the stockholders of Debt Strategies and Debt Strategies III in the Merger will be equal to the tax basis of the shares of Debt Strategies and Debt Strategies III converted pursuant to the Merger; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Debt Strategies II Common Stock will be determined by including the period for which he or she held the Common Stock of Debt Strategies or Debt Strategies III converted pursuant to the Merger, provided, that such Debt Strategies or Debt Strategies III shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Debt Strategies II’s holding period with respect to the Debt Strategies and Debt Strategies III assets transferred will include the period for which such assets were held by Debt Strategies and Debt Strategies III; (ix) the payment of cash to Debt Strategies and Debt Strategies III stockholders in lieu of fractional shares of Debt Strategies II will be treated as though the fractional shares were distributed as part of the Merger and then redeemed by Debt Strategies II, with the result that each Debt Strategies and Debt Strategies III stockholder will generally have short- or long-term capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the Debt Strategies II fractional shares; and (x) the taxable years of Debt Strategies and Debt Strategies III will end on the effective date of the Merger, and pursuant to Section 381(a) of the Code and regulations thereunder, Debt Strategies II will succeed to and take into account certain tax attributes of Debt Strategies and Debt Strategies III, such as earnings and profits, capital loss carryovers and method of accounting.

         (h)  That Debt Strategies II shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to Debt Strategies II, to the effect that (i) they are independent public accountants with respect to each of Debt Strategies and Debt Strategies III within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of each of Debt Strategies and Debt Strategies III included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Debt Strategies, Debt Strategies II and Debt Strategies III and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of each of Debt Strategies and Debt Strategies III included in the N-14 Registration Statement, and inquiries of certain officials of each of Debt Strategies and Debt Strategies III responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Debt Strategies, Debt Strategies II and Debt Strategies III and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to each of Debt Strategies and Debt Strategies III appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) concerning each of Debt Strategies and Debt Strategies III (with the exception of performance comparisons, if any), has been obtained from the accounting records of each of Debt Strategies and Debt Strategies III or from schedules prepared by officials of each of Debt Strategies and Debt Strategies III having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

         (i)  That the assets or liabilities of each of Debt Strategies and Debt Strategies III, respectively, to be transferred to Debt Strategies II shall not include any assets or liabilities which Debt Strategies II, by reason of charter limitations or otherwise, may not properly acquire or assume.

         (j)  That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of either of Debt Strategies or Debt Strategies III, contemplated by the Commission.

         (k)  That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act, no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either of Debt Strategies or Debt Strategies III or would prohibit the Merger.

         (l)  That Debt Strategies II shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Debt Strategies II, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Merger, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

         (m)  That all proceedings taken by either of Debt Strategies or Debt Strategies III and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to Debt Strategies II.

         (n)  That prior to the Effective Date, each of Debt Strategies and Debt Strategies III, respectively, shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period to and including the Effective Date, if any (computed without regard to any deduction or dividends paid), and all of its net capital gain, if any, realized for the period to and including the Effective Date.

(o) That any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

         (p)  That as of the Effective Date, Debt Strategies II will have entered into an agreement with one or more financial institutions or other lenders, in form and substance acceptable to Debt Strategies II in its sole discretion, providing for a revolving credit facility for Debt Strategies II in a principal amount approximately equal to the aggregate commitment amount of the Outstanding Credit Facilities.

10. Debt Strategies Conditions.

        The obligations of Debt Strategies hereunder shall be subject to the following conditions:

         (a)  That this Agreement shall have been adopted, and the Merger shall have been approved, by the affirmative vote of the holders of more than fifty percent of the Common Stock of Debt Strategies issued and outstanding and entitled to vote thereon; and that each of Debt Strategies II and Debt Strategies III, respectively, shall have delivered to Debt Strategies a copy of the resolution approving this Agreement adopted by such Fund’s respective Board of Directors and stockholders, certified by its Secretary.

        (b)   That each of Debt Strategies II and Debt Strategies III, respectively, shall have furnished to Debt Strategies a statement of assets, liabilities and capital, together with a schedule of its investments, certified on its behalf by its respective President (or any Vice President) and its respective Treasurer, and a certificate of both such officers, dated as of the Effective Date, certifying that as of the Effective Date there has been no material adverse change in its respective financial position since the date of such Fund’s most recent Annual or Semi-Annual Report to Stockholders, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

         (c)  That each of Debt Strategies II and Debt Strategies III, respectively, shall have furnished to Debt Strategies a certificate signed by its respective President (or any Vice President) and its respective Treasurer, dated as of the Effective Date, certifying that all representations and warranties of Debt Strategies II and Debt Strategies III, respectively, as applicable, made in this Agreement are true and correct in all material respects with the same effect as if made at and as of the Effective Date, and that such Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e)  That Debt Strategies shall have received the opinion or opinions of Brown & Wood LLP, as counsel to Debt Strategies, Debt Strategies II and Debt Strategies III, in form and substance satisfactory to Debt Strategies and dated the Effective Date, with respect to the matters specified in Sections 9(f) and (g) of this Agreement and such other matters as Debt Strategies reasonably may deem necessary or desirable.

         (f)  That all proceedings taken by Debt Strategies II or Debt Strategies III and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to Debt Strategies.

         (g)  That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Debt Strategies II or Debt Strategies III, contemplated by the Commission.

         (h)  That Debt Strategies shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to Debt Strategies, to the effect that (i) they are independent public accountants with respect to each of Debt Strategies II and Debt Strategies III within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of each of Debt Strategies II and Debt Strategies III included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Debt Strategies, Debt Strategies II and Debt Strategies III described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of each of Debt Strategies II and Debt Strategies III included in the N-14 Registration Statement, and inquiries of certain officials of Debt Strategies II and Debt Strategies III responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; (iv) and on the basis of limited procedures agreed upon by Debt Strategies, Debt Strategies II and Debt Strategies III and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to each of Debt Strategies II and Debt Strategies III appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) concerning each of Debt Strategies II and Debt Strategies III (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of each of Debt Strategies II and Debt Strategies III or from schedules prepared by officials of each of Debt Strategies II and Debt Strategies III having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

         (i)  That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act, no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either of Debt Strategies II or Debt Strategies III or would prohibit the Merger.

         (j)  That Debt Strategies shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Debt Strategies, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Merger, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(k) That any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

         (l)  That as of the Effective Date, Debt Strategies II will have entered into an agreement with a financial institution, in form and substance acceptable to Debt Strategies II in its sole discretion, providing for a revolving credit facility for Debt Strategies II in a principal amount approximately equal to the aggregate commitment amount of the Outstanding Credit Facilities.

11. Debt Strategies III Conditions.

        The obligations of Debt Strategies III hereunder shall be subject to the following conditions:

         (a)  That this Agreement shall have been adopted, and the Merger shall have been approved, by the affirmative vote of the holders of more than fifty percent of the Common Stock of Debt Strategies III issued and outstanding and entitled to vote thereon; and that each of Debt Strategies II and Debt Strategies, respectively, shall have delivered to Debt Strategies III a copy of the resolution approving this Agreement adopted by such Fund’s Board of Directors and stockholders, certified by its Secretary.

         (b)  That each of Debt Strategies II and Debt Strategies, respectively, shall have furnished to Debt Strategies III a statement of assets, liabilities and capital, together with a schedule of its investments, certified on its behalf by its respective President (or any Vice President) and its respective Treasurer, and a certificate of both such officers, dated as of the Effective Date, certifying that as of the Effective Date there has been no material adverse change in the financial position of Debt Strategies II since the date of such Fund’s most recent Annual or Semi-Annual Report to Stockholders, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

         (c)  That each of Debt Strategies II and Debt Strategies, respectively, shall have furnished to Debt Strategies III a certificate signed by its respective President (or any Vice President) and its respective Treasurer, dated as of the Effective Date, certifying that all representations and warranties of each of Debt Strategies II and Debt Strategies, respectively, made in this Agreement are true and correct in all material respects with the same effect as if made at and as of the Effective Date, and that such Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e)  That Debt Strategies III shall have received the opinion or opinions of Brown & Wood LLP, as counsel to Debt Strategies, Debt Strategies II and Debt Strategies III, in form and substance satisfactory to Debt Strategies III and dated the Effective Date, with respect to matters specified in Sections 9(f) and 9(g) of this Agreement and such other matters as Debt Strategies III reasonably may deem necessary or desirable.

         (f)  That all proceedings taken by both Debt Strategies II or Debt Strategies and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to Debt Strategies III.

         (g)  That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of either Debt Strategies II or Debt Strategies, contemplated by the Commission.

         (h)  That Debt Strategies III shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to Debt Strategies III, to the effect that (i) they are independent public accountants with respect to each of Debt Strategies II and Debt Strategies within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of each of Debt Strategies II and Debt Strategies included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Debt Strategies, Debt Strategies II and Debt Strategies III and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of each of Debt Strategies II and Debt Strategies included in the N-14 Registration Statement, and inquiries of certain officials of each of Debt Strategies II and Debt Strategies responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; (iv) and on the basis of limited procedures agreed upon by Debt Strategies, Debt Strategies II and Debt Strategies III and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to each of Debt Strategies II and Debt Strategies appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) concerning each of Debt Strategies II and Debt Strategies (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of each of Debt Strategies II and Debt Strategies or from schedules prepared by officials of each of Debt Strategies II and Debt Strategies having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

         (i)  That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act, no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either of Debt Strategies II or Debt Strategies or would prohibit the Merger.

         (j)  That Debt Strategies III shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Debt Strategies III, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Merger, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(k) That any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

        (l)   That as of the Effective Date, Debt Strategies II will have entered into an agreement with a financial institution, in form and substance acceptable to Debt Strategies II in its sole discretion, providing for a revolving credit facility for Debt Strategies II in a principal amount approximately equal to the aggregate commitment amount of the Outstanding Credit Facilities.

12. Termination, Postponement and Waivers.

        (a)   Notwithstanding anything contained in this Agreement to the contrary: (1) this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption thereof by the stockholders of each of Debt Strategies, Debt Strategies II and Debt Strategies III) prior to the Effective Date, or the Effective Date may be postponed, (i) by mutual consent of the Boards of Directors of Debt Strategies, Debt Strategies II and Debt Strategies III; (ii) by the Board of Directors of Debt Strategies II if any condition of Debt Strategies II’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board; (iii) by the Board of Directors of Debt Strategies if any condition of Debt Strategies’ obligations set forth in Section 10 of this Agreement has not been fulfilled or waived by such Board; or (iv) by the Board of Directors of Debt Strategies III if any condition of Debt Strategies III’s obligations set forth in Section 11 of this Agreement has not been fulfilled or waived by such Board or (2) the Merger may be postponed or abandoned by any one of the Board of Directors of Debt Strategies, Debt Strategies II or Debt Strategies III if such Board of Directors determines that it is in the best interest of the stockholders of its fund to do so.

        (b)   If the transactions contemplated by this Agreement have not been consummated by March 31, 2001, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Debt Strategies, Debt Strategies II and Debt Strategies III.

        (c)   In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Debt Strategies, Debt Strategies II or Debt Strategies III or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

        (d)   At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Debt Strategies, Debt Strategies II or Debt Strategies III, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of Debt Strategies, Debt Strategies II and Debt Strategies III have delegated to FAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of Debt Strategies, Debt Strategies II and Debt Strategies III to do so.

        (e)   The respective representations and warranties contained in Sections 1, 2 and 3 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and neither Debt Strategies, Debt Strategies II nor Debt Strategies III nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, director or trustee, agent or stockholder of Debt Strategies, Debt Strategies II or Debt Strategies III against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

        (f)   If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Debt Strategies, Debt Strategies II and Debt Strategies III to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Debt Strategies, Debt Strategies II and Debt Strategies III, unless such terms and conditions shall result in a change in the method of computing the number of shares of Debt Strategies II Common Stock to be issued pursuant to this Agreement in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Debt Strategies, Debt Strategies II and Debt Strategies III prior to the meetings at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate unless Debt Strategies, Debt Strategies II and Debt Strategies III promptly shall call special meetings of stockholders at which such conditions so imposed shall be submitted for approval.

13. Other Matters.

        (a)   Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), Debt Strategies II will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO DEBT STRATEGIES FUND II, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Debt Strategies II’s transfer agent with respect to such shares. Each of Debt Strategies and Debt Strategies III, respectively, will provide Debt Strategies II on the Effective Date with the name of any Debt Strategies and Debt Strategies III stockholder who is to the respective knowledge of Debt Strategies or Debt Strategies III an affiliate of it on such date.

        (b)   All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

        (c)   Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Debt Strategies, Debt Strategies II or Debt Strategies III, in any case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

        (d)   This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Merger, constitutes the only understanding with respect to the Merger, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

        (e)   Copies of the Articles of Incorporation, and all amendments, if any, of Debt Strategies, Debt Strategies II and Debt Strategies III are on file with SDAT, and notice is hereby given that this instrument is executed on behalf of the Directors of each of Debt Strategies, Debt Strategies II and Debt Strategies III.

        This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

Attest: /S / BRADLEY J. LUCIDO Bradley J. Lucido, Secretary Attest: /S / BRADLEY J. LUCIDO Bradley J. Lucido, Secretary Attest: /S / BRADLEY J. LUCIDO Bradley J. Lucido, Secretary
DEBT STRATEGIES FUND , INC .

/S /    TERRY K. GLENN
By:
Terry K. Glenn, President

DEBT STRATEGIES FUND II, INC .

/S /    TERRY K. GLENN
By:
Terry K. Glenn, President

DEBT STRATEGIES FUND III, INC .

/S /    TERRY K. GLENN
By:
Terry K. Glenn, President

EXHIBIT III

ARTICLES OF MERGER

        Debt Strategies Fund, Inc. (“Debt Strategies”) and Debt Strategies Fund III, Inc. (“Debt Strategies III”), each a Maryland corporation (herein collectively referred to as the “Merging Companies”), and Debt Strategies Fund II, Inc., a Maryland corporation (herein sometimes referred to as “Debt Strategies II” or “Successor”), hereby certify to the Department of Assessments and Taxation of the State of Maryland (“SDAT”) that:

         FIRST:    The Merging Companies and the Successor have agreed that each of the Merging Companies shall be merged into the Successor.

         SECOND:    Successor shall survive the merger described in these Articles of Merger (the “Merger”) under the laws of the State of Maryland and shall change its name immediately after the Effective Time of the Merger (as described in Article TWELFTH hereof) to:

Debt Strategies Fund, Inc.

         THIRD:    The names of the corporations that are a party to the Merger are Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc. and Debt Strategies Fund III, Inc. and each corporation is organized and existing under the laws of the State of Maryland.

         FOURTH:    The principal office of each of the Merging Companies in the State of Maryland is located in Baltimore City and the principal office of the Successor in the State of Maryland is located in Baltimore City.

         FIFTH:    Neither of the Merging Companies nor the Successor owns any interest in land in the State of Maryland.

         SIXTH:    The Charter and Bylaws of the Successor in effect on the date of this Merger shall continue in full force and effect as the Charter and Bylaws of the corporation surviving the Merger.

         SEVENTH:    Debt Strategies has an authorized capitalization of Two Hundred Million (200,000,000) shares, all of which is Common Stock, par value Ten Cents ($0.10) per share. The aggregate par value of all shares of Common Stock having a par value is Twenty Million Dollars ($20,000,000). Debt Strategies II has an authorized capitalization of Two Hundred Million (200,000,000) shares, all of which is Common Stock, par value Ten Cents ($0.10) per share. The aggregate par value of all shares of Common Stock having a par value is Twenty Million Dollars ($20,000,000). Debt Strategies III has an authorized capitalization of Two Hundred Million (200,000,000) shares, all of which is Common Stock, par value Ten Cents ($0.10) per share. The aggregate par value of all shares of Common Stock having a par value is Twenty Million Dollars ($20,000,000). These Articles of Merger make no change in the capitalization of the Successor or any other amendment to its Charter (other than the change in the Successor’s name).

         EIGHTH:    The manner and basis of converting the outstanding shares of Common Stock of each of the Merging Companies into shares of Common Stock of the Successor and the treatment of outstanding shares of the Merging Companies not to be exchanged shall be as follows:

         (a)  At the Effective Time of the Merger, without the necessity of any action on the part of the holder thereof, each share of Common Stock of each of the Merging Companies will be converted into the right to receive an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Debt Strategies II Common Stock, plus cash in lieu of fractional shares, computed based on the net asset value per share of each of the Merging Companies and the Successor at the Effective Time. The net asset value per share of Debt Strategies, Debt Strategies II and Debt Strategies III shall be determined as of the Effective Time, and no formula will be used to adjust the net asset value so determined of either Debt Strategies, Debt Strategies II or Debt Strategies III to take into account differences in realized and unrealized gains and losses. The value of the assets of Debt Strategies and Debt Strategies III to be transferred to Debt Strategies II pursuant to the Merger shall be determined by Debt Strategies II pursuant to the procedures utilized by Debt Strategies II in valuing its own assets and determining its own liabilities for purposes of the Merger. Such valuation and determination shall be made by Debt Strategies II in cooperation with Debt Strategies and Debt Strategies III and shall be confirmed in writing by Debt Strategies II to Debt Strategies and Debt Strategies III. The net asset value per share of Debt Strategies II Common Stock shall be determined in accordance with such procedures, and Debt Strategies II shall certify the computations involved. Debt Strategies II shall issue to the stockholders of Debt Strategies and Debt Strategies III separate certificates or share deposit receipts for the Debt Strategies II Common Stock by delivering the certificates or share deposit receipts evidencing ownership of the Debt Strategies II Common Stock to The Bank of New York, as the transfer agent and registrar for Debt Strategies II Common Stock.

        (b) With respect to any Debt Strategies or Debt Strategies III stockholder holding certificates evidencing ownership of either the Common Stock of Debt Strategies or Debt Strategies III as of the Effective Time, and subject to Debt Strategies II being informed thereof in writing by Debt Strategies or Debt Strategies III, Debt Strategies II will not permit such stockholder to receive new certificates evidencing ownership of the Debt Strategies II Common Stock, exchange Debt Strategies II Common Stock credited to such stockholder’s account for shares of other investment companies managed by Merrill Lynch Asset Management, L.P. or any of its affiliates, or pledge or redeem such Debt Strategies II Common Stock, in any case, until such stockholder has surrendered his or her outstanding certificates evidencing ownership of the Common Stock of Debt Strategies or Debt Strategies III or, in the event of lost certificates, posted adequate bond. Each of Debt Strategies and Debt Strategies III, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of the Common Stock of Debt Strategies and Debt Strategies III or post adequate bond therefor. Until so surrendered, each such outstanding certificate evidencing ownership of the Common Stock of Debt Strategies or Debt Strategies II, shall be deemed for all corporate purposes, to evidence the ownership of the number of shares of Common Stock of the Successor into which such shares of Common Stock of the Merging Companies shall have been so converted. Dividends and other distributions payable to holders of record of shares of Debt Strategies II Common Stock as of any date after the Effective Time and prior to the exchange of certificates by any stockholder of Debt Strategies and Debt Strategies III shall accrue and be paid to such stockholder, without interest; however, such dividends shall not be paid unless and until such stockholder surrenders his or her stock certificates of Debt Strategies and Debt Strategies III for exchange.

        (c) No fractional shares of Debt Strategies II Common Stock will be issued to Debt Strategies or Debt Strategies III stockholders. In lieu thereof, Debt Strategies II’s transfer agent, The Bank of New York, will aggregate all fractional shares of Debt Strategies II otherwise issued pursuant to the Merger and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of Debt Strategies II for the account of all such holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale, without interest, upon surrender of such holder’s Debt Strategies or Debt Strategies III Common Stock certificates, as the case may be.

        (d) At the Effective Time, the shares of Debt Strategies II outstanding as of the Effective Time will remain issued and outstanding and in the same number, and the shares of Debt Strategies II authorized, unissued and reserved for issuance pursuant to Debt Strategies II’s Automatic Dividend Reinvestment Plan will remain authorized and reserved in the same number.

         NINTH:    Upon the Effective Time of the Merger, the separate existence of the Merging Companies shall cease and the Successor shall own and possess any and all purposes and powers of the Merging Companies; and all leases, licenses, property, rights, privileges, franchises and powers of whatever nature and description of the Merging Companies without further act or deed. Notwithstanding the foregoing, confirmatory deeds or other like instruments, when deemed desirable to evidence such transfer, vesting or devolution of any property, rights, privileges or franchises, may, at any time or from time to time, be made and delivered in the name of each of the Merging Companies by the last acting officers thereof, or by the corresponding officers of the Successor.

        Upon the Effective Time of the Merger, the Successor shall be liable for all the debts and obligations of each of the Merging Companies and any claim existing or action or proceeding pending by or against it may be prosecuted to judgment or decree as if the Merger had not taken place. The rights of creditors of the Merging Companies shall in no way be impaired by the Merger.

         TENTH:    The terms and conditions of the transactions described in these Articles were duly advised, authorized and approved by each of the Merging Companies in the manner and by the vote required by the laws of the State of Maryland and the Charter of each of the Merging Companies, as follows:

         (a)  The board of directors of each of the Merging Companies, by the affirmative vote of at least two-thirds of the total number of directors at respective meetings duly called and held on April 25, 2000, adopted a resolution declaring that the terms and conditions of the transactions described herein were advisable and directing that the proposed transactions be submitted for consideration by the respective stockholders of each of the Merging Companies.

         (b)  The respective stockholders of the Merging Companies entitled to vote on the merger, at respective meetings duly called and held on August 23, 2000, adopted a resolution approving the Merger, in all respects by the votes required and in the manner prescribed by the Charter of each Merging Company and Maryland General Corporate Law.

         ELEVENTH:    The terms and conditions of the transactions described in these Articles were duly advised, authorized and approved by the Successor, in the manner and by the vote required by the laws of the State of Maryland and the charter of the Successor, as follows:

         (a)  The board of directors of the Successor, by the affirmative vote of at least two-thirds of the total number of directors at a meeting duly called and held on April 25, 2000, adopted a resolution declaring that the terms and conditions of the transactions described herein were advisable and directing that the proposed transactions be submitted for consideration by the stockholders of the Successor.

         (b)  The stockholders of the Successor entitled to vote on the merger, at a meeting duly called an held on August 23, 2000, adopted a resolution approving the Merger, in all respects by the votes required and in the manner prescribed by the Charter of the Successor and Maryland General Corporate Law.

         TWELFTH:    These Articles of Merger shall become effective on                                        , 2000 at 9:00 a.m. (the “Effective Time”).

         THIRTEENTH:    The corporations party to these Articles of Merger have caused these Articles to be signed in their respective corporate names and on their respective behalves by their respective President and witnessed by their respective Secretary, and each undersigned officer acknowledges these Articles of Merger to be the corporate act of his or respective corporation and that, as to all matters and facts required to be verified under oath, each undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this verification is made under the penalties of perjury.

        IN WITNESS WHEREOF, these Articles of Merger have been duly executed by the parties hereto this               day of              , 2000.

Attest: Name: Bradley J. Lucido Title: Secretary	DEBT STRATEGIES FUND, INC. By: Name: Terry K. Glenn Title: President

Attest: Name: Bradley J. Lucido Title: Secretary	DEBT STRATEGIES FUND II, INC. By: Name: Terry K. Glenn Title: President

Attest: Name: Bradley J. Lucido Title: Secretary	DEBT STRATEGIES FUND III, INC. By: Name: Terry K. Glenn Title: President

EXHIBIT IV

DESCRIPTION OF CORPORATE BOND RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Debt Ratings

        Aaa  – Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa  – Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A  – Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa  – Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba  – Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B  – Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa  – Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca  – Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C  – Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Ratings

         Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

        Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Prime-1 – Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.

• High rates of return on funds employed.

• Conservative capitalization structure with moderate reliance on debt and ample asset protection.

• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

• Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 – Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 – Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime – Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for Bank Deposits for the country in which the branch is located.

        When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer’s branch is located are not incorporated into Moody’s short-term debt ratings.

         Moody’s makes no representation that rated bank or insurance company obligations are exempt from the registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

        If an issuer represents to Moody’s that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

         Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Description of Moody’s Preferred Stock Ratings

        Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

“aaa”	An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

“aa”	An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

“a”	An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

“baa”	An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

“ba”	An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

“b”	An issue which is rated “b” generally lacks the characteristics of a desirable investment.
Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

“caa”	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

“ca”	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

“c”	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note:    Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor’s (“S&P’s”) Corporate Debt Ratings

        A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

        The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Description of Standard & Poor’s (“S&P’s”) Corporate Debt Ratings

        Issue credit ratings are based in varying degrees, on the following considerations:

1. Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

        3.   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

        The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

        AAA  – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

        AA  – An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

        A  – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

        BBB  – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        BB, B, CCC, CC, And C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        BB  – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

        B  – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ’BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

        CCC  – An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC  – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

        C  – The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        D  – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        Plus (+) or minus (-)    The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        c  – The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

        p  – The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

        *  – Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

        r  – The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

        N.R.  – Not rated.

        Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

        Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Description of S&P’s Short-Term Issue Credit Ratings

        A-1  – A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

        A-2  – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

        A-3  – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B  – A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

        C  – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D  – A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized

Notes

        A Standard & Poor’s note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

        Note rating symbols are as follows:

        SP-1  – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

        SP-2  – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

        SP-3  –  Speculative capacity to pay principal and interest.

[This page is intentionally left blank.]

PART C

OTHER INFORMATION

Item 15.     Indemnification.

        Section 2-418 of the General Corporation Law of the State of Maryland, Article VI of the Registrant’s Articles of Incorporation, which was previously filed as an exhibit to the Common Stock Registration Statement (as defined below), Article VI of the Registrant’s By-Laws, which was previously filed as an exhibit to the Common Stock Registration Statement, and the Investment Advisory Agreement, a form of which was previously filed as an exhibit to the Common Stock Registration Statement, provide for indemnification.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

        Reference is made to Section 6 of the Purchase Agreement relating to the Registrant’s Common Stock, a form of which was previously filed as an exhibit to the Common Stock Registration Statement, for provisions relating to the indemnification of the underwriter.

Item 16.    Exhibits.

1		—Articles of Incorporation of the Registrant.(a)
2		—By-Laws of the Registrant.(a)
3		—Not Applicable.
4	—Form of Agreement and Plan of Merger among the Registrant, Debt Strategies Fund, Inc. and Debt
Strategies Fund III, Inc. (included as Exhibit II to the Joint Proxy Statement and Prospectus contained in this Registration Statement).
5	(a)	—Form of specimen certificate for the Common Stock of the Registrant.(a)
	(b)	—Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of Incorporation and the By-Laws of the Registrant.(b)
6		—Form of Investment Advisory Agreement between Registrant and Fund Asset Management, L.P. (the “Investment Adviser”).(c)
7	(a)	—Form of Purchase Agreement between the Registrant and the Investment Adviser and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) relating to the Registrant’s Common Stock.(c)
	(b)	—Form of Merrill Lynch Standard Dealer Agreement.(c)
8		—Not applicable.
9		—Custodian Contract between the Registrant and The Bank of New York.(c)
10		—Not applicable.
11		—Opinion and Consent of Brown & Wood LLP , counsel for the Registrant.
12		—Tax Opinion of Brown & Wood LLP .(d)
13	(a)	—Registrar, Transfer Agency and Service Agreement between the Registrant and The Bank of New York.(c)

14(a)	—Consent of Deloitte & Touche LLP , independent auditors for the Registrant.
(b)	—Consent of Deloitte & Touche LLP , independent auditors for Debt Strategies Fund, Inc.
(c)	—Consent of Deloitte & Touche LLP , independent auditors for Debt Strategies Fund III, Inc.
15	—Not applicable.
16	—Power of Attorney.(e)

(a)
Incorporated herein by reference to the Registrant’s registration statement (the “Registration Statement”), on Form N-2 relating to the Registrant’s Common Stock (File No. 333-44051), filed with the Securities and Exchange Commission (the “Commission”) on January 12, 1998.

(b)
Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6), Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant’s Articles of Incorporation, previously filed as Exhibit (a) to this Registration Statement; and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s By-Laws, previously filed as Exhibit (b) to this Registration Statement.

(c)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement, filed with the Commission on February 18, 1998.
(d)	To be filed by Post-Effective Amendment to this Registration Statement on Form N-14.
(e)	Included on the signature page of the N-14 Registration Statement filed on May 18, 2000 and incorporated herein by reference.

Item 17.    Undertakings.

        (1)   The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

        (2)   The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

        (3)   The Registrant undertakes to file, by post-effective amendment, an opinion of counsel as to certain tax matters within a reasonable time after receipt of such ruling or opinion.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and State of New Jersey, on the 13th day of July, 2000.

DEBT STRATEGIES FUND II, INC.
(Registrant)

By: /S / TERRY K. GLENN

(Terry K. Glenn, President)

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

TERRY K. GLENN * (Terry K. Glenn)	President (Principal Executive Officer) and Director

DONALD C. BURKE * (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

RONALD W. FORBES * (Ronald W. Forbes)	Director

CYNTHIA A. MONTGOMERY * (Cynthia A. Montgomery)	Director

CHARLES C. REILLY * (Charles C. Reilly)	Director

KEVIN A. RYAN * (Kevin A. Ryan)	Director

RICHARD R. WEST * (Richard R. West)	Director

ARTHUR ZEIKEL * (Arthur Zeikel)	Director

/S / TERRY K. GLENN		July 13, 2000
*By:
(Terry K. Glenn, Attorney-in-Fact)

EXHIBIT INDEX

Item No.		Description
4		—Form of Agreement and Plan of Merger between the Registrant, Debt Strategies Fund, Inc. and Debt Strategies Fund III, Inc. (included as Exhibit II to the Joint Proxy Statement and Prospectus)
11		—Opinion and Consent of Brown & Wood LLP , counsel to the Registrant
14	(a)	—Consent of Deloitte & Touche LLP , independent auditors of the Registrant
	(b)	—Consent of Deloitte & Touche LLP , independent auditors of Debt Strategies Fund, Inc.
	(c)	—Consent of Deloitte & Touche LLP , independent auditors of Debt Strategies Fund III, Inc.